UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21761

Keeley Funds, Inc.

(Exact name of registrant as specified in charter)

111 West Jackson Boulevard

SUITE 810

CHICAGO, IL 60604

(Address of principal executive offices) (Zip code)

ALAN GOLDBERG

K&L Gates LLP

70 WEST MADISON STREET, SUITE 3100

CHICAGO, IL 60602

(Name and address of agent for service)

312-786-5000

Registrant’s telephone number, including area code

Date of fiscal year end: September 30, 2015

Date of reporting period: March 31, 2015

Item 1.	Reports to Stockholders.

KEELEY
Funds

The Disciplined
Discovery of Value®

Semi-Annual Report

March 31, 2015

KEELEY Small Cap Value Fund

Class (A) Shares: KSCVX
Class (I) Shares: KSCIX

KEELEY Small Cap Dividend Value Fund

Class (A) Shares: KSDVX
Class (I) Shares: KSDIX

KEELEY International Small Cap Value Fund

Class (A) Shares: KISVX
Class (I) Shares: KISIX

KEELEY Small-Mid Cap Value Fund

Class (A) Shares: KSMVX
Class (I) Shares: KSMIX

KEELEY Mid Cap Value Fund

Class (A) Shares: KMCVX
Class (I) Shares: KMCIX

KEELEY Mid Cap Dividend Value Fund

Class (A) Shares: KMDVX
Class (I) Shares: KMDIX

KEELEY All Cap Value Fund

Class (A) Shares: KACVX
Class (I) Shares: KACIX

KEELEY Alternative Value Fund

Class (A) Shares: KALVX
Class (I) Shares: KALIX

www.KeeleyFunds.com

CONTENTS

KEELEY Funds, Inc.

KEELEY Small Cap Value Fund

KEELEY Small Cap Dividend Value Fund

KEELEY International Small Cap Value Fund

KEELEY Small-Mid Cap Value Fund

KEELEY Mid Cap Value Fund

KEELEY Mid Cap Dividend Value Fund

KEELEY All Cap Value Fund

KEELEY Alternative Value Fund

LETTER TO SHAREHOLDERS

KEELEY Small Cap Value Fund (KSCVX - KSCIX)

KEELEY Small-Mid Cap Value Fund (KSMVX - KSMIX)

KEELEY Mid Cap Value Fund (KMCVX - KMCIX)

KEELEY All Cap Value Fund (KACVX - KACIX)

KEELEY Alternative Value Fund (KALVX - KALIX)

Dear Fellow Shareholders,

The environment for the first half of the Funds’ fiscal year was eerily similar to last year, with the performance of the past two quarters being driven by different forces. The fourth quarter of 2014 started with a continuation of the concerns that pulled the market down in September – a weakening Europe, declining economic growth out of China, the threat of an Ebola virus outbreak that would further hinder any growth worldwide, and uncertainty about the timing of the first Federal Reserve (Fed) rate hike. However, all was forgiven by the end of October, as the world received its Z-pack. Draghi initiated Quantitative Easing (QE), the Chinese government began to ease, and the Fed clarified their statement on possible rate hikes, pushing the timing on such action out to mid-2015. The 10-Year Treasury yield dropped from 2.50% on September 30, 2014 to 2.19% by the end of the year, and the macro-driven, risk-on trade was back, as evidenced by the outperformance of small cap stocks in the fourth quarter of 2014. Further, the U.S. dollar strengthened as the U.S. was the best house on a bad block offering some of the highest yields. Investors seemed to prefer more domestically exposed companies (primarily small caps) in order to limit their currency risk. The only sector to dramatically underperform in the quarter was Energy, which was driven by the Thanksgiving Day Saudi decision not to cut back on its oil production. This ultimately sent oil prices down sharply.

The first quarter of 2015 also started out with caution given the performance in the prior quarter, as well as concerns about upcoming earnings reports. Fortunately, the Ebola scare passed without much incident, though other headwinds, such as a series of bad snow storms and the West Coast port strike assisted the “lower for longer” rate mentality. The market volatility swings present in the fourth quarter and through January eventually subsided, and, with the added benefit of lower energy costs, the market became more rational, focusing on core fundamentals. Earnings estimates were lowered leading to a 1Q 2015 earnings season that went reasonably well. We believe that this provided active managers a better opportunity to outperform.

Our products had a difficult time versus their benchmarks in 4Q 2014 given the macro driven market and the rush back into yield stocks (REITs and Utilities). In the first quarter of 2015, our products performed better, although the Keeley Small Cap Value Fund had to compete against the tougher Russell 2000 Index, with its larger weights in the more growth-oriented Healthcare and Technology sectors, which were the two best performing sectors in the index. A mergers and acquisitions boom in the biotech/pharma space is occurring, as the larger pharmaceutical companies need to rebuild their patent-expired portfolios and the smaller biotech’s need to build scale in order to survive.

Throughout these macro mood swings of the market, we have remained focused on our investment approach, focusing on companies that are restructuring to create more shareholder value. As such, one of our successful investment themes has been investing in restaurant companies restructuring their operations by moving to a more asset-light franchise model. The stocks of these companies also benefitted from the view that the savings from paying lower gas prices at the pump would translate into more people eating out. Examples include Denny’s, Popeye’s Louisiana Kitchen, Jack in the Box and BJ’s Restaurants. These stocks were up between 40% and 62% during the last six months, and they meaningfully contributed to the outperformance of the Consumer Discretionary sector, the Funds’ best performing group. Denny’s was an over-levered restaurant chain that moved from 60% to 90% franchise owned restaurants to reduce debt under the leadership of a new CEO. Popeye’s and BJ’s are capital reallocation stories with under-levered balance sheets that can be used to return capital back to shareholders or be reinvested to accelerate growth. Jack in the Box is a turnaround story where management had to refocus the Qdoba Mexican food chain to improve franchise growth opportunities. This may eventually lead to a value enhancing split/spin of Qdoba from the core Jack in the Box chain.

A new investment theme where we have recently been active relates to the broadcast media space. The old media model of owning as much as possible (print, radio and TV) within a given market has fundamentally changed. The industry is now unwinding this conglomerate mentality and restructuring to separate its low to no growth print media assets from its faster growing broadcast media assets. The industry was in a consolidation phase prior to the recession, which resulted in over-levered balance sheets and declining print businesses. We first got involved in this area with an investment in Tribune, which had recently emerged from bankruptcy with a cleaner balance sheet and plans to spin off its newspaper businesses. In addition, the company still has the opportunity to renegotiate for higher retransmission fees, and new CEO, Peter Ligouri, is developing the company’s WGN network with its own content similar to the success he had in building the FX Network for 21st Century Fox. Another example is E.W. Scripps, which announced that it was merging with Journal Register and would simultaneously split into two new companies – a new Scripps with the combined TV broadcast assets of the two predecessor companies and a new Journal Media Group with the combined newspaper assets of the two predecessor companies. We held on to the new Scripps, which is also benefitting from retransmission fee negotiations. Our newest media investment is Media General. The company doubled in size when it purchased Young Broadcasting out of bankruptcy, and then doubled again through its recent purchase of LIN Media. The company now has much larger scale, which it should be able to use as leverage in retransmission fee negotiations. We also believe there will be additional benefits from merger synergies and the upcoming Presidential election, as it has good exposure to TV stations in the swing states. Another positive for the Broadcast group is its potential to unlock value from broadcast spectrum assets as the Federal government looks to facilitate a transfer of spectrum rights from broadcasters to wireless communications companies. The last spectrum auction, which concluded in January 2015, raised $45 billion, and the frequencies sold in that auction were, in our opinion, much less desirable, both economically and operationally, than the broadcast spectrum.

The current economic climate has become a little cloudy – China appears to be slowing, and although Europe is showing a few signs of green shoots, the U.S. is now posting some weaker economic data. GDP growth in 1Q 2015 will be negative given the weather and West Coast port issues, but questions are now developing around lower 2Q 2015 GDP growth. Although the employment picture may have brightened, consumers do not seem to be spending their savings from lower energy prices. In addition, the latest productivity measures are showing that companies may have extracted as much as they can from labor efficiencies. As we have stated in prior communications, this slow growth environment with limited margin improvement should be good for stock pickers. The macro drivers should be more stable, thus enabling investors to refocus on company fundamentals. Management teams, with or without the help of activists, will need to be more proactive regarding shareholder value creation, leading them to restructuring opportunities, such as acquisitions to gain scale leverage, spinoffs to unlock hidden value, business reorganizations to increase efficiencies, and/or capital reallocation to return cash to shareholders while optimizing their balance sheets. We have witnessed this trend, as there has been an increase in the number of companies announcing spinoffs, the number of activist shareholders engaging management, and the merger and acquisitions activity uptick that is moving down from the large cap space to the small and mid-cap arena. As such, we are very excited about the investment opportunities that lie ahead and to achieve our goal of improving performance for the remainder of the year.

In closing, we would like to inform you of a development for the Funds. As you know, we have been working to promote management succession for a number of years, and during 2Q 2015, we are excited to announce the naming of Kevin Chin and Brian Keeley as Co-Lead Portfolio Managers on the Keeley Small Cap Value, Keeley Small-Mid Cap Value, Keeley Mid Cap Value and Keeley Alternative Value Funds. Although John Keeley will remain on the team as a Portfolio Manager, the day-to-day responsibilities for these Funds will now be handled by Kevin and Brian. Additionally, Kevin will assume a Co-Chief Investment Officer (CIO) role alongside John. Despite this change, John will continue to work closely with the team and assist them in identifying attractive investment themes for the Funds. He will also serve as a “sounding board” for the research team to ensure that the integrity of the Funds’ investment philosophy and process are maintained going forward.

Kevin and Brian have been instrumental as Co-Portfolio Managers on our strategies in recent years, and they have over 28 and 21 years of investment experience, respectively. With their leadership and a total of twelve members on our domestic research team, we anticipate a very smooth transition and are excited about the opportunity for them to promote the long-term success of the Funds.

Thank you, and as always, we are very appreciative of your support and commitment to the Funds.

Sincerely,

John L. Keeley, Jr.	Brian R. Keeley
President, CIO and Lead Portfolio Manager	Co-Portfolio Manager

Edwin C. Ciskowski	Kevin M. Chin
Co-Portfolio Manager	Co-Portfolio Manager

There are risks associated with investing in small-cap and mid-cap mutual funds, such as smaller product lines and market shares, including limited available information. The risks of investing in real estate investment trusts (“REITs”) are similar to those associated with investing in small-capitalization companies; they may have limited financial resources, may trade less frequently and in a limited volume, may be subject to more abrupt or erratic price movements than larger company securities, and may be subject to changes in interest rates. You should consider objectives, risks and charges and expenses of a Fund carefully before investing. Additional information regarding such risks, including information on fees, is located in the Funds’ prospectus. Please read the Funds’ prospectus carefully before investing. The opinions expressed in this letter are those of the portfolio management team and are current only through the end of the period of the report as stated on the cover. The portfolio management team’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

LETTER TO SHAREHOLDERS

KEELEY Small Cap Dividend Value Fund (KSDVX - KSDIX)

KEELEY Mid Cap Dividend Value Fund (KMDVX - KMDIX)

Dear Fellow Shareholders,

We saw more volatility in the markets in the past six months than we have seen in several years, although not much of it occurred in the equity markets. The price of oil dropped approximately 50 percent from $95 to $48, and the Dollar Index rose approximately 14 percent, from 86 to 98. In this environment, the S&P 500 rose about 5 percent. The Keeley Small Cap Dividend Value Fund (KSDVX) and Keeley Mid Cap Dividend Value Fund (KMDVX) provided total returns of 10.68 percent and 10.30 percent, respectively, over the six month period ending March 31, 2015. The Small Cap Dividend Value Fund lagged the Russell 2000 Value index by 88 basis points, while the Mid Cap Dividend Value Fund outperformed the Russell Midcap Value index by 168 basis points.

In both Funds, stock selection added value while sector allocation detracted from performance. The main difference between the relative outperformance of the Mid Cap Dividend Value Fund and the relative underperformance of the Small Cap Dividend Value Fund, compared to their respective benchmark indexes, was that stock selection did not add as much to the Small Cap Dividend Value Fund.

Sector allocation presented a 1.2 percent drag on relative performance for each Fund, mostly split between overweights in Energy and cash and an underweight in Health Care relative to their benchmarks. The overweight in Energy merits discussion. First, the overweight was small, but the absolute declines for stocks in the sector created performance drag. Second, the Funds became overweight not due to our decision to add to positions in the sector, but because the Funds’ holdings in the Energy sector substantially outperformed other energy stocks in the respective indexes. In the case of the Small Cap Dividend Value Fund, the Fund’s energy holdings were up approximately 3 percent, whereas the Russell 2000 Value Index’s energy stocks were down over 40 percent. We elected not to pare back on the sector because we believe it remains attractive, especially so after the steep decline.

The underweight in Health Care is more systemic, as the Health Care sector has the lowest propensity to pay dividends amongst small- and mid-cap stocks. Only 8 percent of Russell 2000 health care stocks pay a dividend and only 25 percent of Russell Midcap stocks pay dividends. Whereas Big Pharma dominates large cap health care, small- and mid-cap health care stocks usually are represented by many developmental stage biotech and medical device companies that may not produce revenues and earnings, much less dividends. When those types of stocks do well, the Funds will be challenged to keep pace with the benchmark and potentially their peers that invest in those types of companies; however, we remain committed to our investment philosophy of focusing our attention on dividend-paying securities despite changes in market trends.

Whereas similar factors impacted the two Funds’ sector allocations, the returns from stock selection were different for the two strategies. For the Small Cap Dividend Value Fund, stock selection added about as much to performance as sector allocation detracted. Energy was a strongly positive relative contributor, and Financials added value as well. These positives were partially offset by disappointing performance in the Industrials, Technology, Health Care and Consumer Staples sectors. In the Mid Cap Dividend Value Fund, stock selection added a significant amount of value. In this case, Technology, Materials, and Energy drove performance while Utilities, Consumer Discretionary, and Financials detracted. The Mid Cap Dividend Value Fund also benefitted from mergers and acquisitions (M&A) as three companies (Rock-Tenn, Exelis and Partner Re) were involved in transactions.

As we look forward, we believe that the impact of the two big developments we pointed to at the beginning of this letter (the fall in oil prices and the rise in the dollar) will likely determine the course for the rest of the year.

During the period, the price of oil fell approximately 50% to $48 per barrel. This price drop has interesting implications for companies in the energy sector, companies in other sectors, the economy overall, and the geopolitical backdrop within which financial assets are priced. For companies in the energy sector, a fall in the price of oil is mostly negative. Production companies get lower prices for their oil, which in turn leads to lower profits and cash flow. In recent years, many E&P (Exploration and Production) companies substantially outspent their operating cash flow on capital expenditures, which then led to increases in leverage or equity issuances. A drop in commodity prices generally will choke off this cycle and, in some cases, lead to distress and failure. When this happens, E&P companies generally try to lower their costs and cash burn. This usually results in staffing reductions, which then generally results in a reduction in activity. For suppliers, the energy service companies, this generally means a cut in revenues and demands by clients that they “share in the pain”.

There are 63 oil & gas companies (E&P and services) in the Russell 2500 Index. On September 30, 2014, 61 of them were expected to make money in 2015. By March 31, 2015, only 31 of them were expected to be profitable. The median decline in EPS expectations for those that are still expected to be profitable was 47%. That is real pain!

There are additional follow-on effects from this decline in other sectors. For example, the increases in leverage at E&P companies were often funded with bank loans. As a result of the decline, some banks are experiencing an increase in problem loans. While we do not think this will become a big problem, it has impacted some stocks that the Funds own, namely LegacyTexas Bancorp (LTXB) in the Small Cap Dividend Value Fund and BOK Financial (BOKF) in the Mid Cap Dividend Value Fund. In addition, many industrial companies have benefitted from strong demand from the energy sector. Energy companies are big buyers of machinery and big users of construction services. These markets have slowed with the decline in energy prices. This has negatively impacted investments in Primoris (PRIM) and Dynamic Materials (BOOM) by the Small Cap Dividend Value Fund in recent quarters.

From an overall economic perspective, the impacts from the decline in oil prices are not all negative. The average retail price of a gallon of gasoline in the U.S. fell from $3.48 in September 2014 to $2.55 in March 2015. With the U.S. consuming 136 billion gallons of gasoline per year, the $1 decline in retail oil prices translates to about $135 billion of money in consumers’ pockets. It is not clear whether any or all of these savings are being spent. We believe that the most recent retail sales result suggests that much of it is being saved. Either way, it puts consumers in a better position and we believe that should eventually be good for the economy. In addition, falling energy prices put downward pressure on inflation. While most investors look at the monthly change in CPI (Consumer Price Index) ex. Food and Energy, there is a fair amount of energy content in many other products that people buy every day. Furthermore, because lower energy costs leave more money in consumers’ pockets, there may not be as much urgency for wage increases. Overall, we think the decline in the price of oil is probably a net positive for stocks, except for companies that have direct exposure to energy.

Finally, from a geopolitical and global economic perspective, the drop in oil prices may be far reaching. We think that the rise in the dollar will likely create headwinds. The fall in the Euro, Yen, Canadian Dollar and other currencies means that foreign revenues and earnings are translated back into fewer dollars of earnings. During first quarter 2015 earnings season, we heard many company executives describe the pressure on earnings arising from the stronger dollar. While some companies hedge, have foreign operations or debt in other currencies that offset some of this exposure, very few U.S. companies gain an earnings benefit from a rising dollar. Over the longer-term, the strong dollar makes U.S.-made products less competitive in world markets. Many of the companies that we follow have competitors that are based in other parts of the world. To the extent that products made by U.S. companies have become 15 percent more expensive, these U.S. companies may lose market share. We saw U.S. exports decline in the first three months of 2015 after 61 consecutive monthly increases. If this trend continues, the U.S. economy may slow.

When we net all of these factors together, we think the impact of the decline in oil is slightly positive, on balance. So far, however, this has not shown up in the numbers. Consensus EPS expectations for the S&P 500 Index have fallen by about 3 percent year-to-date and have declined 6 percent for the S&P Small Cap Index. We estimate that about 60 percent of the decline in S&P 500 earnings and 40 percent of the decline in S&P Small Cap earnings was driven by the decline in earnings at energy companies. For small caps, it is our view that another 20 percent of the decline comes from reductions in earnings expectations for materials companies. Part of the rest is probably the normal decay in expectations because we believe that analysts usually are too optimistic, but there also appears to be some residual that points to earnings pressures related to a sluggish economy. While we are five years into the recovery, it still appears to be choppy and subject to fits and starts.

We have some concerns about where the next leg of growth in the U.S. economy will come from. Over the last several years, the recovery in housing and autos, as well as the strength in energy and exports have been tailwinds to economic growth. With housing seemingly stalled, or at least showing a slowdown in growth, and autos back to pre-crisis production levels, these sectors seem unlikely to push the recovery forward. We also think it is unlikely that exports will provide much of a lift. The trends in commercial construction give us a little more optimism and some analysts point out that capital spending is unusually low, so those areas may contribute more to growth. Even so, with first quarter 2015 Gross Domestic Product (GDP) growth barely in positive territory and the early second quarter readings not very robust, we think that companies are probably going to have to generate their own earnings growth. Because we have been cautious on the market in general for both fundamental reasons as well as some of the macroeconomic factors mentioned in this letter, we believe that the Keeley Small Cap Dividend Value Fund and Keeley Mid Cap Dividend Value Fund are appropriately positioned to reflect these potential risks. We are optimistic about our ability to deliver the returns you expect if a more volatile environment materializes later in the year.

Thank you once again for your investment in the Funds, and we appreciate your trust in our team to protect and grow your hard earned capital.

Sincerely,

Thomas E. Browne, Jr.	Brian P. Leonard
Lead Portfolio Manager	Co-Portfolio Manager

There are risks associated with investing in small-cap and mid-cap mutual funds, such as smaller product lines and market shares, including limited available information. The risks of investing in real estate investment trusts (“REITs”) are similar to those associated with investing in small-capitalization companies; they may have limited financial resources, may trade less frequently and in a limited volume, may be subject to more abrupt or erratic price movements than larger securities, and may be subject to changes in interest rates. Dividend paying investments may not experience the same price appreciation as non-dividend paying investments; portfolio companies may choose not to pay a dividend or it may be less than anticipated. You should consider objectives, risks and charges and expenses of a fund carefully before investing. Additional information regarding such risks, including information on fees is located in the Funds’ prospectus. Please read the Funds’ prospectus carefully before investing. The opinions expressed in this letter are those of the portfolio management team, and are current only through the end of the period of the report as stated on the cover. The portfolio management team’s views are subject to change at any time, based on market and other conditions, and no forecasts can be guaranteed.

LETTER TO SHAREHOLDERS

KEELEY International Value Small Cap Value Fund (KISVX - KISIX)

Dear Fellow Shareholders,

We are pleased to initiate our regular correspondence with this letter following the launch of the Keeley International Small Cap Value Fund on December 31, 2014.

As bottom-up investors, we are primarily preoccupied with company-specific developments. In pursuit of a perceived “margin of safety,” we search for what our research process deems intrinsically undervalued, durable and quality businesses that are misunderstood, mispriced and/or out of favor. Hence, most of our days are spent studying the durability and evolution of competitive moats, assessing through-cycle returns on capital and cash flows, and understanding the rationale behind the capital allocation decisions made by management teams. As a part of our company-specific due diligence, we perform macro-economic analysis. This process incorporates studies of the regions where a company generates its cash flows and an analysis of the potential impact of foreign currency movements on such cash flows. Additionally, we may observe certain macroeconomic trends that may uncover investment opportunities that further manifest themselves through our investment screens.

A number of recurring events that dominated the press over the last few years resurfaced during the first quarter of 2015. Greece is once again on the brink of default and may not be rescued, the efficacy of Japanese economic reforms is being questioned again, and the Chinese economy appears to be slowing down. To address anemic growth and deter deflation, the global central banks have embarked on another wave of orchestrated quantitative easing. In addition to long-standing accommodative monetary policies in the U.S., Japan, Australia, Sweden and China, the European Central Bank in January 2015 announced an 18-month, 60 billion euro per month QE. Also in January 2015, the Russian Central Bank reduced its key interest rate from 17% to 15%, and the Reserve Bank of India communicated its intention to maintain an accommodative monetary policy for the foreseeable future. Lastly, the Bank of Korea delivered another 25 basis point cut in interest rates during the first quarter as well.

The monetary easing of central banks, however, appears to have yielded little in real economic results. Instead it seems to have caused a decline in sovereign and corporate yields to unprecedented levels and disrupted foreign currencies. In Europe, over 1/5th of government bonds with durations below 10 years now have a negative yield, while the Swiss 10-year sovereign yield recently entered negative territory. One may be able to justify lower yields of strong creditor countries, such as Switzerland, Germany and the Netherlands, but even Spanish and Italian 10-year yields have fallen to all-time lows, and they are currently near or below the yield on 10-year U.S. debt.

We believe that such an artificially depressed interest rate environment may affect investor behaviors in two ways. First, in pursuit of higher returns, global investors have turned to U.S. assets, including government debt, and bid up the value of the U.S. dollar. We think that speculation that a recovery in U.S. economic activity should eventually lead to tightening by the Federal Reserve, possibly as early as fall of 2015, which will likely provide further support for the U.S. dollar rally.

During the first quarter of 2015, the Euro lost 11.3% vs the U.S. Dollar, the Australian Dollar declined 7% in U.S. Dollar terms, and the British Pound lost approximately 5%. Although the strong U.S. Dollar appears to have had a positive transactional and translational effect on exporters domiciled in the Eurozone, especially Germany, it seems to have correspondingly diminished the value of foreign assets held by the U.S. investors.

Some of the Fund’s holdings experienced currency-related tailwinds during the first quarter of 2015, yet the overall development was detrimental to the performance of the Fund, which did not hedge its foreign currency exposure this quarter. We would not be surprised if the rally in the US dollar gradually unwound in the near future, as we have not observed the long-term structural improvements in the US economy necessary for an increase in interest rates. With this in mind, the Fund’s foreign currency exposure remains unhedged.

Second, the excess supply of liquidity, coupled with the low interest rate environment, has generally forced investors to rotate into riskier asset classes, such as emerging markets, private equity and mezzanine financing. This behavior can contribute to the formation of a speculative mindset. Hyman Minsky and Charles Kindleberger, the creators of an elegant model of market bubbles, described in Manias Panics and Crashes, cautioned that easy credit is the driving force behind the formation of speculative bubbles. We have experienced such bubbles in the recent past, including the US technology/media/telecom equity speculation in the late 1990’s, the global commodity and emerging markets boom in the early 2000s, recent global real estate speculation in Asia and North America, as well as recent real estate rallies in Northern Europe and China, just to name a few. In some extreme cases, irresponsible money printing may even put the entire financial system in jeopardy.

We are cognizant that excess supply of liquidity may lead to sharp fluctuations in equity markets and further deviation of market prices from underlying fundamentals. In particular, the strong performance of the European, Chinese and Japanese equity markets over the last six months seemed to us to be caused more so by central-bank orchestrated liquidity infusion that led to multiple expansion as opposed to a sustainable change in underlying corporate fundamentals. Despite some minor economic improvement in Italy, where Italian GDP is moving upward from a 0.4% decline in 2014 to approximately 1% growth in 2015, and in Spain, where Spanish GDP growth has accelerated from a 1.4% rate of growth in 2014 to over 2% in 2015, growth around the world remains anemic. It is questionable whether these levels of growth justify multiple expansions at this time.

Despite the various global macro-economic challenges and geopolitical uncertainties, we remain cautiously optimistic about the future. Our goal is to remain focused on one of the few things that we can genuinely control – our investment process, which is designed to discover undervalued durable and quality businesses. We believe that an elevated level of global economic volatility will provide us with an opportunity to purchase durable and quality assets at prices below our estimation of their full worth. We further believe that our investment screens will point at pockets of inefficiency in equity markets across the world, including Brazil, Australia and Northern Europe, where we currently allocate a significant portion of our research hours.

We thank you for your continued commitment and support of the Keeley International Small Cap Value Fund.

Sincerely,

Egor Rybakov

Portfolio Manager

There are risks associated with investing in small-cap mutual funds, such as smaller product lines and market shares, including limited available information. International investments also involve special risks, including currency fluctuation, lower liquidity, different accounting methods and economic and political systems, and higher transaction costs. You should consider objectives, risks and charges and expenses of a Fund carefully before investing. Additional information regarding such risks, including information on fees is located in the Funds’ prospectus. Please read the Funds’ prospectus carefully before investing. The opinions expressed in this letter are those of the portfolio management team, and are current only through the end of the period of the report as stated on the cover. The portfolio management team’s views are subject to change at any time, based on market and other conditions, and no forecasts can be guaranteed.

MANAGER COMMENTARY

KEELEY Small Cap Value Fund (KSCVX - KSCIX)

In the first quarter of 2015, the KEELEY Small Cap Value Fund (KSCVX) rose 2.35 percent compared to 4.32 percent increase for the Russell 2000 Index and a 1.98 percent rise in the Russell 2000 Value Index. Over the six month period ended March 31, 2015, the Fund rose 8.43 percent compared to a 14.46 percent increase for the Russell 2000 Index and an 11.56 percent rise for the Russell 2000 Value Index.

Over the past six-months, equities rebounded nicely to post strong gains after a very challenging third quarter of 2014. The volatility in the price of oil garnered the majority of the attention here in the U.S., although growing concerns about the efficacy of global growth deepened toward the end of 2014 and continue to exist today. Global deflationary pressures have become the heart of these concerns and although the European Central Bank (ECB) has communicated its desire to consider implementing a Quantitative Easing (QE) program, it will be difficult to project its effectiveness given the structural reforms needed at a local level. Despite the strong bounce in equities late in 2014 and in the first quarter of 2015, and especially in small caps, which lagged their larger peers for much of the past year, broadly speaking, investors continued to rotate toward more defensive sectors. The two best performing sectors in the Russell 2000 Index over the past six months were the traditional safe havens of utilities and health care. Additionally, the performance dispersion across all ten economic sectors was very high, which had a significant impact on performance amongst active managers. For example, seven sectors (industrials, consumer staples, consumer discretionary, health care, financials, technology and utilities) produced double digit returns during the past six months, while energy fell over 35 percent.

The Fund trailed the Russell 2000 Index over the past six months due in large part to an overweight position in the lagging energy sector in late 2014, an underweight position in the leading health care sector, and stock selection in industrials and technology. In general, after making a positive contribution for much of 2014, the Fund’s energy holdings succumbed to the pressure from the abrupt price decline in the commodity late last year. We have since reduced the Fund’s exposure to the sector primarily due to the anticipated volatility in oil prices coupled with the uncertain impact lower oil prices will have on the many participants that rely heavily on price stability to generate profit. Health care has been a challenging area for the Fund for much of the past few years, and it was the best performing sector in the Russell 2000 Index over the past six months, climbing over 32 percent. The Fund was substantially underweight healthcare for all of 2014 and remains so in 2015, and the lack of strong performing biotech names was also a key factor in the Fund’s sector underperformance. Despite the negative impact, our investment philosophy is predicated on value, and we do not believe that biotech names characterize the key factors in our investment discipline. We further believe many of the names in biotech are significantly overvalued. Lastly, an overweight position, as well as especially strong stock selection, in the consumer discretionary sector made a strong contribution to the Fund’s results over the past six months.

The rapid decline in the price of oil sent shock waves across the global economy, and the volatility in the space caused us to reassess a few of our positions in the energy sector late in 2014. Moreover, OPEC’s decision to maintain production despite the significant decline in the price of oil surprised many investors and exacerbated the fall in the commodity. Going into the OPEC meeting, our thoughts were mixed on a cut to stabilize, but we believe that OPEC’s decision indicates a focus more on enforcing compliance only – which implies a modest cut if any in the future. We were mixed on the OPEC production cut decision because they do have some incentive to let the price of oil decline (maybe to the lower 80’s) due to the negative impact it would have on their international competitors, and more specifically on the shale oil industry here in the U.S. We believed most of the price decline pain would be felt by lower end service companies that had been forecasting increasing rates and higher utilizations in the future. In response, we began to pare back the Fund’s exposure to those types of service companies by selling C&J Energy Services (CJES) and Triangle Petroleum (TPLM). Additionally, Sanchez Energy (SN) traded down sharply in the wake of plummeting oil prices and concerns about production growth going forward. Sanchez was the Fund’s largest detractor over the past six months after falling over 73 percent and costing the Fund 84 basis points of performance. The company announced a 10 percent production cut for 2015 during the fourth quarter of 2014 and given commodity prices and regulatory risks, we elected to sell the position at that time. Bonanza Creek (BCEI) was the second largest detractor over the past six months, as it also was negatively impacted by the price decline in oil. The Fund continues to hold Bonanza (the company has lower exploration costs per barrel than many of its peers), as we believe the company’s long-term fundamentals remain intact. At the core, we continue to believe there are transformational changes taking place in the U.S. with respect to the country’s ability to become energy independent. Unfortunately, the price volatility of oil has clouded some of those prospects here in the short-term, and we believe that markets tend to overshoot on the downside while searching for equilibrium. After the trades we executed late in 2014 and early 2015, the Fund moved closer to market weight in energy versus the Russell 2000 Index. As such, we do not foresee a great deal of exposure to the sector moving forward (both in absolute and relative terms). While we do not feel it would be prudent to add to the Fund’s energy holdings at this point, we are not against doing so in the future if we become more comfortable with the stability in the price of oil, as we continue to believe the long-term fundamentals associated with the sector remain attractive.

The consumer discretionary sector was a bright spot over the past six months due to good stock selection and a positive impact from an overweight position in the strong performing sector. Denny’s Corporation (DENN) was the Fund’s top performing stock over the past six months after climbing over 62 percent and adding 71 basis points of return to the Fund. The company continues to effectively execute its restructuring plan and post strong quarterly earnings results. Although we have trimmed the Fund’s holdings in this company, we continue to believe Denny’s is well-positioned to grow as it executes its strategic plan. The company should ultimately benefit from an improving economy.

Overall, despite uncertainty with respect to the Fed interest rate decision, currency markets, and energy prices, we believe the current economic backdrop is favorable for equities. We expect earnings stability and continue to believe we are in a low inflation, moderate growth environment. However, it is difficult not to expect volatility due to the potential impact of the factors mentioned earlier. We anticipate that the broad nature of these factors will be far reaching and produce volatility across different countries, companies, and industries. This environment may produce a broad range of opportunities for active stock selection.

We also believe that with the window closing on the low interest rate environment that companies have enjoyed in recent years, many companies will seek strategic alternatives before rates begin to rise. This could potentially foster more financial engineering in the short-term, including many themes that resonate with our investment philosophy, such as spin-offs, corporate actions, divestitures, and industry consolidations, to name a few. We believe these actions can be a catalyst in uncovering attractively priced investment ideas that could generate alpha for the Fund over the long-term.

Sincerely,

John L. Keeley, Jr.	Brian R. Keeley
Lead Portfolio Manager	Co-Portfolio Manager

Kevin M. Chin

Co-Portfolio Manager

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change.

Investments by Sector

As a Percentage of Investments

As of 3/31/2015

(Unaudited) *

Index Comparison

Comparison of a Hypothetical $10,000 Investment

Keeley Small Cap Value Fund - Class A, S&P 500®** and Russell 2000®*** Indexes

(Unaudited)

Average annual total returns ****

For the periods ended March 31, 2015

	1-Year	5-Years	10-Years	Since Commencement of Operations (1)
Keeley Small Cap Value Fund
Class A	2.66%	13.24%	7.98%	11.92%
Class A (includes max 4 1/2% front-end load)	-1.95%	12.21%	7.49%	11.68%
Class I	2.94%	13.53%	N/A	5.54%
S&P 500® Index	12.73%	14.47%	8.01%	9.34%	(2)
Russell 2000® Index	8.21%	14.57%	8.82%	9.18%	(2)

(1)	Inception date is October 1, 1993 for Class A Shares and December 31, 2007 for Class I Shares.
(2)	The Since Commencement of Operations returns shown are from the commencement date of Keeley Small Cap Value Fund - Class A. The returns for the S&P 500® and Russell 2000® Indexes since the commencement date of the Keeley Small Cap Value Fund - Class I are 7.15% and 8.52% respectively.
*	Excludes short-term investments and any investments purchased with cash collateral from securities lending.
**	The S&P 500® Index is an unmanaged index generally considered representative of the stock market as a whole. The index focuses on the large-cap segment of the U.S. equities market. The S&P 500® Index returns include reinvestment of dividends. These figures do not reflect any deductions for fees, expenses or taxes and are not available for investment.

***	The Russell 2000® Index is comprised of the smallest 2,000 companies in the Russell 3000® Index. The Russell 3000® Index is comprised of the 3,000 largest U.S. companies based on market capitalization. The Russell 2000® Index is unmanaged and returns include reinvested dividends. These index figures do not reflect any deduction for fees, expenses or taxes, and are not available for investment.
****	Performance data quoted represents past performance, which is not predictive of future performance. The investment return and principal value of shares will fluctuate and when redeemed, may be worth more or less than their original cost. Returns shown include the reinvestment of all dividends. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

(This page is intentionally left blank.)

MANAGER COMMENTARY

KEELEY Small Cap Dividend Value Fund (KSDVX - KSDIX)

In the first quarter of 2015, the KEELEY Small Cap Dividend Value Fund (KSDVX) climbed 1.55 percent compared to a 1.98 percent increase for the Russell 2000 Value Index. Over the six month period ended March 31, 2015, the Fund rose 10.68 percent compared to an 11.56 percent increase for the Russell 2000 Value Index.

Over the past six months, the Fund slightly trailed our benchmark, the Russell 2000 Value Index. The Fund’s sector allocation was the major factor in its relatively slight underperformance, as stock selection was a strong contributor to the Fund. An overweight position in the lagging energy sector was the key factor that negatively impacted our sector allocation, but interestingly, energy was the top contributor to our results because our stock selection in the sector was very strong. Given the extreme volatility in the sector (energy declined over 40 percent whereas every other sector was positive), we were pleased to offset the Fund’s losses from its slight overweight with good stock picking. Other areas where performance was notable were industrials and technology, where poor stock selection had a negative impact over the past six months.

The largest detractor during the six month period was Primoris Services (PRIM), which fell over 35 percent and cost the Fund 72 basis points of performance. The engineering and construction company posted a disappointing earnings release early in 2015 despite record backlogs. The company’s management, however, feels confident that margins will improve as the year progresses. Consequently, the Fund has held its position in the stock.

The top performer during the period was World Fuel Services (INT) which rose over 43 percent and added 69 basis points of performance to the Fund. Despite a challenging landscape for energy-related companies, World Fuel posted strong earnings results amid accelerating internal growth.

Taking it altogether, 2015 looks like another year of fairly subdued returns in the market. Last year, we anticipated the market would be up or down 5 percent. Large cap stocks did far better than that, while small- and mid-cap stocks did a little better than that. This year, we expect the spread between large and small to be much closer and expect returns to be +/-5%. A lot could go right or wrong to change this outcome. On the positive side, European quantitative easing could be better received and more effective than we expect, or the benefits from lower energy prices could drive better economic growth. On the negative side, Greece appears headed toward a retest of its Eurozone partners’ patience with its fiscal affairs. Meanwhile, the decline in oil prices could cause geopolitical issues to develop and volatility to persist. This activity of course could bode well for the positioning of our strategy, but would clearly be a challenging landscape to navigate.

Sincerely,

Thomas E. Browne, Jr.	Brian P. Leonard
Lead Portfolio Manager	Co-Portfolio Manager

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change.

Investments by Sector

As a Percentage of Investments

As of 3/31/2015

(Unaudited) *

Index Comparison

Comparison of a Hypothetical $10,000 Investment

Keeley Small Cap Dividend Value Fund - Class A and Russell 2000® Value Index **

(Unaudited)

Average annual total returns ***

For the periods ended March 31, 2015

	1-Year	3-Years	5-Years	Since Commencement of Operations (1)
Keeley Small Cap Dividend Value Fund
Class A	4.65%	13.86%	14.73%	16.18%
Class A (includes max 4 1/2% front-end load)	-0.04%	12.13%	13.69%	15.18%
Class I	4.86%	14.11%	15.01%	16.46%
Russell 2000® Value Index	4.43%	14.79%	12.54%	14.99%

(1)	Inception date for both classes is December 1, 2009.
*	Excludes short-term investments and any investments purchased with cash collateral from securities lending.
**	The Russell 2000® Value Index measures the performance of those Russell 2000® Index companies with lower prices-to-book ratios and lower forecasted growth values. These figures do not reflect any deductions for fees, expenses or taxes, and are not available for investment.
***	Performance data quoted represents past performance, which is not predictive of future performance. The investment return and principal value of shares will fluctuate and when redeemed, may be worth more or less than their original cost. Returns shown include the reinvestment of all dividends. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

(This page is intentionally left blank.)

MANAGER COMMENTARY

KEELEY International Small Cap Value Fund (KISVX - KISIX)

The Keeley International Small Cap Value Fund (KISVX) commenced operations on December 31, 2014. Therefore, the content of this letter covers the three-month period ended March 31, 2015.

In the first calendar quarter of 2015, the Fund rose 3.30 percent, compared to a 4.03 percent increase for the MSCI World Small Cap ex-US Index. In their ongoing attempts to reinvigorate economic growth and meet internal inflation targets, global central banks continue to embark on what seems to be an orchestrated worldwide Quantitative Easing (QE) program. In addition to accommodative monetary policy in the US, Japan, Australia, Sweden and China, the European Central Bank is on the way to fully implement an 18-month, 60 billion Euro per month QE program. The Russian Central Bank also reduced its key interest rate from 17 percent to 15 percent in January, and the Reserve Bank of India has communicated its intentions to maintain an accommodative monetary policy for the foreseeable future. Although we believe the growth in monetary supply may result in desired asset appreciation and keeping deflation at bay, we do not believe these measures will enhance the prospects of economic growth. In fact, we believe that excess liquidity can, at times, pose more risks than benefits, as it has a tendency to fuel speculative behaviors in various asset classes, leading to the bubbles similar to the ones experienced in the past. In particular, we are concerned that excess global liquidity has already exposed markets to higher levels of volatility, and we have already observed a more frequent occurrence of disconnects between the prices and operating fundamentals of the individual companies under our analysis. This was especially evident in currency markets in the first quarter, where volatility was abnormally high. Expectations of continued easing abroad, combined with the forecasts of an improving U.S. economy, led to strengthening of the U.S. dollar (USD) against the major global currencies, which diminished the value of foreign assets held by U.S. investors. In particular, the Euro lost over 11.3% vs the USD during the first quarter, driven largely by the evidence of Greek insolvency and the ensuing possibility of a Greek sovereign default. While this may be nerve racking when tracing investment returns over shorter periods of time, we think that such high levels of volatility may also provide a patient investor with unique investment opportunities for the long-term.

The Fund trailed its benchmark by 73 basis points during the first quarter of 2015. This underperformance is predominantly attributed to a weak January, followed by a recovery in February and March. Given the Fund’s bottom-up investment approach to a broad international small cap universe and the portfolio’s concentration in approximately 50 stocks, the Fund’s holdings may, at times, deviate significantly from those of its underlying benchmark. The Fund’s sector and industry weights, as well as country weights, are by-products of individual stock selection; therefore, any portfolio attribution analysis with emphasis on sector or country factors may be misleading. With this in mind, the Fund’s overweight positions in industrials, technology and consumer discretionary, and its underweight position in energy, made the most prominent contribution to performance from a sector perspective during the quarter. Conversely, underweight positions in financials and the strong performing healthcare sector negatively impacted the Fund’s results during the period. Industrials was the best performing sector in the portfolio during the period, with significant contribution from the Fund’s diverse Japanese investments (ranging from an outsourced call center and customer service solutions provider to an operator of parking structures and car rental facilities), strength in German holdings, and a recovery in performance of the world’s largest ship broker following its merger with a Norwegian competitor. The Fund’s worst performing sector was energy, which reflected the decline in global carbon prices during the period. A few factors were to blame, including concern regarding the lack of global economic growth, and especially economic deterioration in emerging markets. Finally, the Fund did not hedge its foreign currency exposure during the quarter, which was detrimental to its returns.

We believe the Fund currently offers a well-diversified (both geographically and by sector) mix of quality businesses purchased at prices that may lead to a significant margin of safety. Using very conservative long-term assumptions to derive individual holdings’ intrinsic values, we believe the portfolio is intrinsically undervalued as of the quarter end.

We continue to find investment opportunities despite what we believe to be fair valuations in Europe and Japan. Geopolitical uncertainty created opportunities within specific sectors, such as aerospace & defense, while significant weakness in commodity pricing of late developed pockets of value comprised of the mining and oil and gas-related companies. Our investment screens identify new candidates for research every month, and we are encouraged that a few distinct clusters of opportunities have become especially prominent over the last 6 month-period.

In conclusion, despite the global macro-economic challenges and geopolitical uncertainties, we remain cautiously optimistic about the future. Our goal is to remain focused on one of the few things that we can genuinely control – our investment process, which is designed to discover undervalued, durable and quality businesses. Although high volatility may be disheartening in the short-term, overall we welcome an elevated level of volatility that allows our international value equity team to conduct research around the world in pursuit of unique investment opportunities.

Sincerely,

Egor Rybakov

Portfolio Manager

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change.

Investments by Sector

As a Percentage of Investments

As of 3/31/2015

(Unaudited) *

Index Comparison

Comparison of a Hypothetical $10,000 Investment

Keeley International Small Cap Value Fund - Class A and MSCI World ex. U.S. Small Cap Index **

(Unaudited)

Cumulative total returns ***

For the periods ended March 31, 2015

	1-Month	3-Months	Since Commencement of Operations (1)
Keeley International Small Cap Value Fund
Class A	-0.96%	3.30%	3.30%
Class A (includes max 4 1/2% front-end load)	-5.40%	-1.34%	-1.34%
Class I	-0.86%	3.40%	3.40%
MSCI World ex. U.S. Small Cap Index	-1.35%	4.03%	4.03%

(1)	Inception date for both Classes is December 31, 2014.
*	Excludes short-term investments and any investments purchased with cash collateral from securities lending.
**	The MSCI World ex US Small Cap Index is an unmanaged index that is designed to measure the equity market performance of the small cap size segment of global developed markets excluding the United States. The MSCI World ex US Small Cap Index returns include reinvestment of dividends. These figures do not reflect any deductions for fees, expenses or taxes and are not available for investment.
***	Performance data quoted represents past performance, which is not predictive of future performance. The investment return and principal value of shares will fluctuate and when redeemed, may be worth more or less than their original cost. Returns shown include the reinvestment of all dividends. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

(This page is intentionally left blank.)

MANAGER COMMENTARY

KEELEY Small-Mid Cap Value Fund (KSMVX - KSMIX)

In the first quarter of 2015, the KEELEY Small-Mid Cap Value Fund (KSMVX) climbed 4.56 percent compared to a 3.02 percent increase for the Russell 2500 Value Index. Over the six month period ended March 31, 2015, the Fund rose 8.12 percent compared to a 9.29 percent increase for the Russell 2500 Value Index.

The Fund trailed the Russell 2500 Value Index over the past six months due in large part to an overweight position in the lagging energy sector and stock selection in the financial sector.

The Fund’s overweight position in energy had a negative impact on the portfolio. After making a positive contribution for much of 2014, the Fund’s energy holdings succumbed to the pressure from the abrupt price decline in the commodity late last year.

The rapid decline in the price of oil sent shock waves across the global economy, and the volatility in the space forced us to reassess a few of the Fund’s positions in the energy sector. OPEC’s decision to maintain production despite the significant decline in the price of oil surprised many investors and exacerbated the fall in the commodity. Going into the OPEC meeting, our thoughts were mixed on a cut to stabilize, but we believe that OPEC’s decision indicated its focus on enforcing compliance only – which implies a modest cut if any in the future. We were mixed on the OPEC production cut decision because they do have some incentive to let the price of oil decline (maybe to the lower 80’s) due to the negative impact it would have on their international competitors, and more specifically on the shale oil industry here in the U.S. We believe most of the price decline pain will be felt by lower end service companies that had been forecasting increasing rates and higher utilizations in the future. In response, we began to pare back the Fund’s exposure to those types of service companies by selling Superior Energy Services (SPN). Additionally, Sanchez Energy (SN) traded down sharply in the wake of plummeting oil prices and concerns about production growth going forward. Sanchez was the Fund’s largest detractor over the past six months after falling over 73 percent and costing the portfolio 99 basis points of performance. The company recently announced a 10 percent production cut for 2015, and given commodity prices and regulatory risks, we elected to sell the position during the fourth quarter of 2014. Bonanza Creek (BCEI) was the second largest detractor during this six month period as it also was negatively impacted by the price decline in oil. The Fund continues to hold Bonanza (the company has lower exploration costs per barrel than many of their peers), as we believe the company’s long-term fundamentals remain intact. At the core, we continue to believe there are transformational changes taking place in the U.S. with respect to the country’s ability to become energy independent. Unfortunately, the price volatility of oil has clouded some of those prospects in the short-term, and we realize that markets tend to overshoot the downside as they search for equilibrium. After executing the trades we mentioned earlier, the Fund ended the first quarter of 2015 with a slight underweight position in energy versus the Russell 2500 Value Index. Therefore, we do not foresee a great deal of exposure to the sector moving forward (both in absolute and relative terms). While we do not feel it would be prudent to add to the Fund’s energy holdings at this point, we may do so in the future if we perceive enhanced stability in the price of oil, as we continue to believe the long-term fundamentals associated with the sector remain attractive.

The financial sector also proved to be challenging during the past six months and for much of the past year. Holdings in the sector were negatively impacted by our lack of interest rate sensitive positions, as REITs have performed exceptionally well recently. The Fund’s lack of REIT exposure is consistent with our process as we believe those companies do not possess the catalyst/corporate restructuring characteristics that we seek. Given a possible move by the Federal Reserve to raise interest rates, we were surprised by the strength in interest rate sensitive stocks in 2014. Almost all industry groups with yield performed well for the year, and certain areas, such as REITS, were extremely strong, boasting strong returns in excess of 30 percent over the past year.

The consumer discretionary sector was a bright spot over the past six months with good stock selection and a positive impact from an overweight position in that strong sector. A number of our stocks in the restaurant industry performed well during the period, with Jack in the Box Inc. (JACK) as the Fund’s top performer. The quick service restaurant operator climbed over 40 percent and added 56 basis points of performance to the Fund over the past six months. The company continues to post strong earnings results with same store sales that have exceeded expectations. The hidden gem in the Jack in the Box story is Qdoba Mexican Grill, which experienced same store sales growth of over 12 percent year-over-year, and there has been some speculation that the company may spin-off the fast growing Mexican food chain. Denny’s Corporation (DENN) was another strong performing stock in the sector after climbing over 62 percent and adding 50 basis points of return to the Fund. The company continues to effectively execute its restructuring plan and posted a strong quarterly earnings report. It also announced a fourth consecutive year of positive same store sales. Although we have trimmed the Fund’s holdings in this company, we continue to believe Denny’s is well-positioned to grow as it executes its strategic plan. It should also continue to benefit from an improving economy.

Sincerely,

John L. Keeley, Jr.	Brian R. Keeley
Lead Portfolio Manager	Co-Portfolio Manager

Kevin M. Chin

Co-Portfolio Manager

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change.

Investments by Sector

As a Percentage of Investments

As of 3/31/2015

(Unaudited) *

Index Comparison

Comparison of a Hypothetical $10,000 Investment

Keeley Small-Mid Cap Value Fund - Class A and Russell 2500® Value Index **

(Unaudited)

Average annual total returns ***

For the periods ended March 31, 2015

	1-Year	3-Years	5-Years	Since Commencement of Operations (1)
Keeley Small-Mid Cap Value Fund
Class A	4.49%	17.80%	15.34%	8.64%
Class A (includes max 4 1/2% front-end load)	-0.20%	16.01%	14.29%	7.99%
Class I	4.74%	18.11%	15.62%	8.92%
Russell 2500® Value Index	6.58%	16.29%	14.06%	8.22%

(1)	Inception date for both classes is August 15, 2007.
*	Excludes short-term investments and any investments purchased with cash collateral from securities lending.
**	The Russell 2500® Value Index measures the performance of those Russell 2500® Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000® Value or the Russell 2000® Value Indexes. These figures do not reflect any deductions for fees, expenses or taxes, and are not available for investment.
***	Performance data quoted represents past performance, which is not predictive of future performance. The investment return and principal value of shares will fluctuate and when redeemed, may be worth more or less than their original cost. Returns shown include the reinvestment of all dividends. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

(This page is intentionally left blank.)

MANAGER COMMENTARY

KEELEY Mid Cap Value Fund (KMCVX - KMCIX)

In the first quarter of 2015, the KEELEY Mid Cap Value Fund (KMCVX) climbed 2.74 percent compared to a 2.42 percent increase for the Russell Midcap Value Index. Over the six month period ended March 31, 2015, the Fund rose 3.60 percent compared to an 8.62 percent increase for the Russell Midcap Value Index.

Over the past six months, performance dispersion across all ten economic sectors was very high and active stock selection and portfolio allocation amongst those sectors had a decided impact on the Fund’s results during this period. For example, three sectors (financials, consumer discretionary, and health care) all produced double digit returns over the past six months, while energy fell over 28 percent. Industrials, technology, and materials, which represent over 25 percent of the benchmark index, returned only 5.75 percent, 5.01 percent, and 0.99 percent, respectively. The Fund trailed the benchmark index over the past six months due in large part to stock selection in the financials and industrials sectors, as well as an overweight position in the lagging energy sector. However, strong stock selection in the materials sector made a positive contribution to the Fund’s results over the past six months, and we trimmed the Fund’s holdings in poor performances, leading to its outperformance relative to the benchmark index for the first quarter of 2015.

The Fund’s overweight position in energy had a negative impact. After making a positive contribution for much of 2014, the Fund’s holdings succumbed to the pressure from the abrupt price decline in the commodity.

Within that sector, Continental Resources (CLR) was the Fund’s largest detractor over the past six months after it traded down sharply in the wake of plummeting oil prices and the company’s decision to cut its cap-ex budget by $600 million. The stock declined 34 percent and cost the portfolio 77 basis points of performance during this six month period. The Fund continues to hold Continental despite concerns over its hedging strategy and the impact it may have on the company if the price of oil remains at current levels.

The financial sector also proved to be challenging over the past six months. Holdings in the sector were negatively impacted by the Fund’s lack of interest rate sensitive positions, as REITs did exceptionally well. The Fund’s lack of REIT exposure is consistent with our process, as we believe those companies do not possess the catalyst/corporate restructuring characteristics that we seek. Given a possible move by the Federal Reserve to raise interest rates, we were surprised by the strength in interest rate sensitive stocks in 2014. Almost all industry groups with yield performed well for the year, and certain areas, such as REITS, were extremely strong, boasting returns in excess of 30 percent for the year. Stock selection in financials also had a negative impact, and the Fund’s largest detractor in the sector was Genworth Financial (GNW), which fell over 33 percent and cost the Fund 61 basis points of return. The company is taking far longer than expected to turnaround its Long Term Care (LTC) business, which was the root of a disappointing earnings release. We elected to sell the position due to near and long-term uncertainty.

The Fund’s best performer over the past six months was AmerisourceBergen Corp. (ABC), which climbed over 47 percent and added 111 basis points of performance.

The pharmaceutical services company easily exceeded earnings expectations in the first quarter of 2015 and also raised its earnings outlook for the rest of the year. The company experienced strong drug unit sales and saw specialty sales jump by 26 percent. A contract with Walgreens that was established last year was a significant driver of the drug sales gains and we believe that relationship should continue to foster growth over the long-term.

Sincerely,

John L. Keeley, Jr.	Brian R. Keeley
Lead Portfolio Manager	Co-Portfolio Manager

Kevin M. Chin

Co-Portfolio Manager

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change.

Investments by Sector

As a Percentage of Investments

As of 3/31/2015

(Unaudited) *

Index Comparison

Comparison of a Hypothetical $10,000 Investment

Keeley Mid Cap Value Fund - Class A, Russell Midcap® Value Index ** and S&P MidCap 400® Index***

(Unaudited)

Average annual total returns ****

For the periods ended March 31, 2015

	1-Year	3-Years	5-Years	Since Commencement of Operations (1)
Keeley Mid Cap Value Fund
Class A	0.77%	14.42%	13.16%	5.18%
Class A (includes max 4 1/2% front-end load)	-3.78%	12.68%	12.13%	4.68%
Class I	1.04%	14.72%	13.45%	2.15%
Russell Midcap® Value Index	11.70%	18.60%	15.84%	9.02%	(2)
S&P MidCap 400® Index	12.19%	17.03%	15.72%	9.78%	(2)

(1)	Inception date is August 15, 2005 for Class A Shares and December 31, 2007 for Class I Shares.
(2)	The Since Commencement of Operations returns shown are from the commencement date of the Keeley Mid Cap Value Fund - Class A. The returns for the Russell Midcap® Value Index and S&P MidCap 400® Index since the commencement date of the Keeley Mid Cap Value Fund - Class I are 9.17% and 9.91%, respectively.
*	Excludes short-term investments and any investments purchased with cash collateral from securities lending.
**	The Russell Midcap® Value Index is an unmanaged index of common stock prices that measures the performance of those Russell Midcap® companies with lower price-to-book ratios and lower forecasted growth values. These Index figures do not reflect any deduction for fees, expenses or taxes, and are not available for investment.

***	The S&P MidCap 400® Index is an unmanaged index that measures the performance of the mid-cap range of U.S. equity securities. These index figures do not reflect any deduction for fees, expenses of taxes, and are not available for investment.
****	Performance data quoted represents past performance, which is not predictive of future performance. The investment return and principal value of shares will fluctuate and when redeemed, may be worth more or less than their original cost. Returns shown include the reinvestment of all dividends. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

MANAGER COMMENTARY

KEELEY Mid Cap Dividend Value Fund (KMDVX - KMDIX)

In the first quarter of 2015, the KEELEY Mid Cap Dividend Value Fund (KMDVX) climbed 4.38 percent compared to a 2.42 percent increase for the Russell Midcap Value Index. Over the six months ended March 31, 2015, the Fund rose 10.30 percent compared to an 8.62 percent increase for Russell Midcap Value Index.

Strong stock selection was the key factor in the Fund’s relative outperformance compared to its benchmark index over the past six months, as the Fund’s sector allocation slightly detracted from its returns. The Fund’s holdings in the technology sector were especially strong, accounting for the majority of its outperformance versus the benchmark. Strong stock selection in the energy and materials sectors also made a positive contribution over the past six months. An underweight position in the leading healthcare sector and a slight overweight to the lagging energy sector were the primary drags on the Fund’s performance during the period.

Avago Technologies (AVGO) was the top performing position over the past six months after rising over 45 percent and adding 105 basis points of return to the Fund. Shares of the semiconductor company jumped sharply in February after a strong earnings report with impressive year-over-year improvements in revenues and earnings. Those results come on the back of a number of recent accretive acquisitions, such as LSI Corp. and PLX Technology Inc. The company is also benefitting from China’s 4G rollout.

Cigna Corp. (CI) was the second best performer during the period after rising over 42 percent and adding 91 basis points of performance to the Fund. Shares of the insurance provider continue to post strong earnings and a positive long-term outlook. It continues to grow by product portfolio expansion and its entrance into international markets. Also, improving results in its government healthcare-related business boosted results in the near-term.

The largest detractor over the past six months was within the energy sector, as Superior Energy Services (SPN) declined over 32 percent and cost the Fund 49 basis points in performance. Other than the major decline in the price of oil, there was no major fundamental cause for the drop in the shares, although if oil remains at current levels, demand for the company’s pressure pumping services could be negatively impacted. We continue to maintain the Fund’s position in the stock, as we believe our fundamental investment thesis for holding the shares remains attractive, especially at their current valuation.

Taking it altogether, 2015 looks like another year of fairly subdued returns in the market. Last year, we anticipated the market would be up or down 5 percent. Large cap stocks did far better than that, while small- and mid-cap stocks did a little better than that. This year, we expect the spread between large and small cap stocks to be much closer, with overall returns to be +/-5%. A lot could go right or wrong to change this outcome. On the positive side, European quantitative easing could be better received and more effective than we expect. Additionally, the benefits from lower energy prices could drive stronger economic growth. On the negative side, Greece appears headed toward a retest of its Eurozone partners’ patience with its fiscal affairs, while the decline in oil prices could cause geopolitical issues to develop and volatility to persist. This activity of course could bode well for the positioning of our strategy but would clearly be a challenging landscape to navigate.

Sincerely,

Thomas E. Browne, Jr.	Brian P. Leonard
Lead Portfolio Manager	Co-Portfolio Manager

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change.

Investments by Sector

As a Percentage of Investments

As of 3/31/2015

(Unaudited) *

Index Comparison

Comparison of a Hypothetical $10,000 Investment

Keeley Mid Cap Dividend Value Fund - Class A and Russell Midcap® Value Index **

(Unaudited)

Average annual total returns ***

For the periods ended March 31, 2015

	1-Year	3-Years	Since Commencement of Operations (1)
Keeley Mid Cap Dividend Value Fund
Class A	13.73%	18.04%	22.63%
Class A (includes max 4 1/2% front-end load)	8.61%	16.25%	21.03%
Class I	14.07%	18.35%	22.94%
Russell Midcap® Value Index	11.70%	18.60%	25.22%

(1)	Inception date for both classes is October 3, 2011.
*	Excludes short-term investments and any investments purchased with cash collateral from securities lending.
**	The Russell Midcap® Value Index is an unmanaged index of common stock prices that measures the performance of those Russell Midcap® companies with lower price-to-book ratios and lower forecasted growth values. These Index figures do not reflect any deduction for fees, expenses or taxes, and are not available for investment.
***	Performance data quoted represents past performance, which is not predictive of future performance. The investment return and principal value of shares will fluctuate and when redeemed, may be worth more or less than their original cost. Returns shown include the reinvestment of all dividends. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

(This page is intentionally left blank.)

MANAGER COMMENTARY

KEELEY All Cap Value Fund (KACVX - KACIX)

In the first quarter of 2015, the KEELEY All Cap Value Fund (KACVX) climbed 1.79 percent compared to a 0.51 percent decline for the Russell 3000 Value Index. Over the six month period ended March 31, 2015, the Fund rose 2.75 percent compared to a 4.77 percent increase for the Russell 3000 Value Index.

Over the past six months, the Fund trailed the Russell 3000 Value Index, and the large majority of the performance impact over this timeframe was the Fund’s position in energy. Although a slight overweight in the lagging energy sector detracted from the Fund’s performance, stock selection in the sector was the key driver of the Fund’s overall underperformance. After making a positive contribution for much of 2014, the Fund’s energy holdings succumbed to the pressure from the abrupt price decline in the price of oil, as energy sector holdings cost the Fund over 300 basis points in performance. In response, we sold many of the more volatile, smaller cap names, and the Fund’s energy exposure is now focused primarily on what we believe are more “stable” larger-cap names such as Occidental Petroleum (OXY) and Anadarko Petroleum (ADC). Lastly, strong stock selection in consumer discretionary, as well as overweight positions in consumer discretionary and health care stocks, made a positive impact on the Fund over the past six months, leading to the Fund’s outperformance relative to its benchmark index for the first quarter of 2015.

First quarter 2015 earnings were largely as advertised…just ok. By all accounts, it appears the U.S. economy has hit a soft patch. Recent economic news has been less than stellar, with GDP barely positive, labor force participation rates at levels last seen when President Carter was having his fireside chats, and homeownership rates at levels last seen in 1990 when 30 year mortgage rates were approximately 12 percent. Given the above, the Fund’s position through the first quarter of the year changed little. The Fund remains defensively positioned and has, if anything, tilted a tad more defensively of late, while remaining focused on investment opportunities within the plethora of restructuring activity currently taking place in the market.

Healthcare remains a bright spot with generally solid earnings and significant takeover and restructuring activity. The Fund remains significantly overweight the sector. The Fund has owned both Teva (TEVA) and Perrigo (PRGO) for some time, and we remain very enthusiastic about both companies’ prospects. We were, however, surprised when Mylan (MYL) offered to buy Perrigo, as Perrigo trades at a significant valuation premium to Mylan. Then, shortly thereafter, Teva announced a bid for Mylan, a stock we were reviewing because we thought it might be undervalued. As of now, the Fund owns all three of these companies, and we expect it will own two of them when any merger is complete. We will continue to monitor the situation but feel very good about the Fund’s current positions in these companies.

While there is skepticism about the strength of the economy, we have increased the Fund’s overweight in consumer discretionary. Although this may seem counter intuitive, nearly 40 percent of the Fund’s weighting in this sector is in local broadcast media. We are bullish on this area because local television broadcasters are reaping the rewards associated with retransmission pricing as distribution contracts with content providers come up for renegotiation. Local TV broadcasters are finally benefitting from years of under-charging content originators for distribution. This is leading to enhanced earnings power due to very high levels of incremental profitability on retransmission revenues. In addition, 2016 is shaping up to be a massive political advertising spend year, with 16 Republicans battling in the Republican primary and former Secretary of State Hillary Clinton suggesting she plans to spend several billion dollars in the run up to the Presidential election. By way of example, in 2012, President Obama and Governor Romney spent approximately the same amount in total that Secretary Clinton plans to spend. Bottom line, we are not sure who is going to win the election, but we are confident that E.W. Scripps (SSP) and Tribune (TRCO) own a number of local television and radio stations in what will very likely be contested markets. These companies should reap the benefit from ad spending. Lastly, later this year, Uncle Sam will be looking for additional spectrum and will conduct a spectrum auction. As a result, we may be inclined to sell some of the Fund’s broadcast company holdings if the price is right. In short, we believe that local broadcast media will remain a bright spot in the discretionary sector.

Positively, though maybe not if you purchase gas for your automobile, oil has moved up somewhat faster than we expected, and while this has had a slightly positive impact on energy stocks, we have been reticent to add the Fund’s energy exposure, as not all energy stocks are created equal. In the oilfield service space, rig counts continue to fall and are now off over 50 percent from their peak. And, not only is rig utilization off, but operators are also offering rigs at fire sale pricing levels because inventory levels remain high. So for now, the energy service subsector remains very stressed. Although exploration and production companies continue to drill, given commodity prices and inventory, we anticipate that they are only drilling their most profitable wells (known as hygrading). As such, the Fund remains underweight energy and its sister sector, industrials.

Lastly, considering that economic activity remains unimpressive, the Fund remains slightly underweight financials. While the economy seems to be sputtering along with anemic income and job growth, there is doubt that the Fed will increase interest rates anytime soon. However, it may raise short term rates 25-50 basis points in an attempt to throw the industry a bone. To potentially take advantage of such a move, the Fund’s positioning remains with banks and insurance companies that have excellent credit profiles but are highly asset sensitive. We believe that we have long since passed the credit leverage part of the recovery, and as pricing and terms for loans now enters a highly competitive time, we believe it is necessary to own differentiated franchises, with managers who have been through numerous cycles and are willing to stay the course on credit quality while forgoing market share. At this point, we do not envision a near term scenario that would have the Fund overweight financials.

Sincerely,

John L. Keeley, Jr.	Brian R. Keeley
Lead Portfolio Manager	Co-Portfolio Manager

Edwin C. Ciskowski

Co-Portfolio Manager

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change.

Investments by Sector

As a Percentage of Investments

As of 3/31/2015

(Unaudited) *

Index Comparison

Comparison of a Hypothetical $10,000 Investment

Keeley All Cap Value Fund - Class A and Russell 3000® Value Index **

(Unaudited)

Average annual total returns ***

For the periods ended March 31, 2015

	1-Year	3-Years	5-Years	Since Commencement of Operations (1)
Keeley All Cap Value Fund
Class A	2.08%	15.38%	13.67%	7.48%
Class A (includes max 4 1/2% front-end load)	-2.53%	13.62%	12.63%	6.92%
Class I	2.37%	15.68%	13.94%	5.16%
Russell 3000® Value Index	8.94%	16.30%	13.66%	7.14%	(2)

(1)	Inception date is June 14, 2006 for Class A Shares and December 31, 2007 for Class I Shares.
(2)	The Since Commencement of Operations return shown is from the commencement date of the Keeley All Cap Value Fund - Class A. The return for the Russell 3000® Value Index since the commencement date of the Keeley All Cap Value Fund - Class I is 6.23%.
*	Excludes short-term investments and any investments purchased with cash collateral from securities lending.
**	The Russell 3000® Value Index measures the performance of those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index also are members of either the Russell 1000® Value or the Russell 2000® Value indexes. These index figures do not reflect any deduction for fees, expenses or taxes, and are not available for investment.
***	Performance data quoted represents past performance, which is not predictive of future performance. The investment return and principal value of shares will fluctuate and when redeemed, may be worth more or less than their original cost. Returns shown include the reinvestment of all dividends. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

MANAGER COMMENTARY

KEELEY Alternative Value Fund (KALVX - KALIX)

In the first quarter of 2015, the KEELEY Alternative Value Fund (KALVX) climbed 0.10 percent compared to a 0.95 percent rise for the S&P 500 Index and a 3.02 percent increase for the Russell 2500 Value Index. Over the six month period ending March 31, 2015, the Fund declined 2.61 percent compared to a 5.93 percent increase for the S&P 500 Index and a 9.29 percent return for the Russell 2500 Value Index.

The equity sleeve of the Fund trailed the Russell 2500 Value Index over the past six months due in large part to an overweight position in the lagging energy sector and stock selection in the financial sector. Holdings in the financial sector were negatively impacted by the Fund’s lack of interest rate sensitive positions, as REITs did exceptionally well over the past year. The Fund’s overweight position in energy also had a negative impact on the portfolio. After making a positive contribution for much of 2014, the Fund’s energy holdings succumbed to the pressure from the abrupt price decline in the commodity late last year.

One of the challenges for the Fund is when a combination of relative underperformance in its equity sleeve is combined with unsuccessful hedging activity by its sub-advisor, Broadmark Asset Management (“Broadmark”). In general, short-term market volatility is commonly a difficult environment in which to hedge effectively, and therefore the recent short term volatility proved a challenging environment for the Fund. These factors were at play over the past six months, as short-term volatility was especially high during the period. This was a major factor in the Fund’s underperformance during this time period.

Broadmark’s investment process begins with an assessment of the fundamental economic environment through valuation, monetary policy, and investor sentiment. Next, it validates these qualitative factors with a more quantitative assessment through its multi-factor momentum model. Here is a brief survey of these “Four Pillars” of their investment process as of March 31, 2015:

Broadmark believes that from a valuation perspective, measures are generally negative, but they are not historically a good timing tool. Low levels of inflation and low interest rates can foster higher multiples, allowing equities to remain highly valued until there is a notable shift in monetary policy. Hence, Broadmark ranks valuation as neutral to negative overall.

Global monetary factors appear mixed. Broadmark’s view is that the fear of tightening has been pushed out further, and credit spreads have improved – which Broardmark sees as an indication that the bull market may not be over. Generally, spreads narrow as economic activity improves, and the Fed could likely try to prevent an inflation spike by tightening the money supply.

Although Broadmark’s sentiment models have improved, they remain neutral to negative. Heavy put writing and high levels of margin debt has kept these sentiment models in bearish territory.

Momentum however, has become positive, with broader participation beginning to improve, specifically with respect to stocks trading above their 200-day moving average.

Tactically, if Broadmark sees any improvement in sentiment and momentum continues to strengthen, it would look to further reduce the Fund’s hedging activity. Although we remain confident in the outlook for equities and the long-side of the portfolio continues to be fully invested, Broadmark’s ability to hedge some or the entire portfolio could be an advantage should volatility increase in 2015.

Sincerely,

John L. Keeley, Jr.	Brian R. Keeley
Lead Portfolio Manager	Co-Portfolio Manager

Kevin M. Chin

Co-Portfolio Manager

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change.

Investments by Sector

As a Percentage of Investments

As of 3/31/2015

(Unaudited) *

Index Comparison

Comparison of a Hypothetical $10,000 Investment

Keeley Alternative Value Fund - Class A, S&P 500® ** and Russell 2500® Value *** Indexes

(Unaudited)

Average annual total returns ****

For the periods ended March 31, 2015

	1-Year	3-Years	Since Commencement of Operations (1)
Keeley Alternative Value Fund
Class A	-5.68%	6.47%	4.44%
Class A (includes max 4 1/2% front-end load)	-9.93%	4.85%	3.49%
Class I	-5.33%	6.77%	4.75%
S&P 500® Index	12.73%	16.11%	14.30%
Russell 2500® Value Index	6.58%	16.29%	13.84%

(1)	Inception date for both classes is April 1, 2010.
*	Excludes short-term investments and any investments purchased with cash collateral from securities lending.
**	The S&P 500® Index is an unmanaged index generally considered representative of the stock market as a whole. The index focuses on the large-cap segment of the U.S. equities market. The S&P 500® Index returns include reinvestment of dividends. These figures do not reflect any deductions for fees, expenses or taxes, and are not available for investment.
***	The Russell 2500® Value Index measures the performance of those Russell 2500® Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000® Value or the Russell 2000® Value Indexes. The Russell 2500® Value Index is unmanaged and returns include reinvestment of dividends. These figures do not reflect any deductions for fees, expenses or taxes, and are not available for investment.
****	Performance data quoted represents past performance, which is not predictive of future performance. The investment return and principal value of shares will fluctuate and when redeemed, may be worth more or less than their original cost. Returns shown include the reinvestment of all dividends. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

(This page is intentionally left blank.)

KEELEY Funds, Inc.

Expense Example

For the Six Month Period Ended March 31, 2015

(Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of, and held for the entirety of, the period from October 1, 2014 to March 31, 2015 (the “period”) for the Small Cap Value Fund, the Small Cap Dividend Value Fund, the Small-Mid Cap Value Fund, the Mid Cap Value Fund, the Mid Cap Dividend Value Fund, the All Cap Value Fund, and the Alternative Value Fund. For the International Small Cap Value Fund the example is based on the period from December 31, 2014 (the date the Fund commenced operations) to March 31, 2015.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 equals 8.6), then multiply the result by the number in the applicable line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

	CLASS A
	Beginning account value	Ending account value	Annual Expense Ratio **	Expenses Paid During the Period
Small Cap Value Fund	$1,000.00	$1,084.30	1.35%	$7.02	*
Small Cap Dividend Value Fund	1,000.00	1,106.80	1.32%	6.93	*
International Small Cap Value Fund	1,000.00	1,033.00	1.49%	3.73	***
Small-Mid Cap Value Fund	1,000.00	1,081.20	1.39%	7.21	*
Mid Cap Value Fund	1,000.00	1,036.00	1.39%	7.06	*
Mid Cap Dividend Value Fund	1,000.00	1,103.00	1.32%	6.92	*
All Cap Value Fund	1,000.00	1,027.50	1.39%	7.03	*
Alternative Value Fund	1,000.00	972.90	1.91%	9.39	*

	CLASS I
	Beginning account value	Ending account value	Annual Expense Ratio **	Expenses Paid During the Period
Small Cap Value Fund	$1,000.00	$1,085.90	1.10%	$5.72	*
Small Cap Dividend Value Fund	1,000.00	1,108.00	1.07%	5.62	*
International Small Cap Value Fund	1,000.00	1,034.00	1.24%	3.11	***
Small-Mid Cap Value Fund	1,000.00	1,082.60	1.14%	5.92	*
Mid Cap Value Fund	1,000.00	1,037.80	1.14%	5.79	*
Mid Cap Dividend Value Fund	1,000.00	1,104.90	1.07%	5.62	*
All Cap Value Fund	1,000.00	1,029.20	1.14%	5.77	*
Alternative Value Fund	1,000.00	974.30	1.66%	8.17	*

*	Expenses are equal to the Funds’ expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by 182/365 for the Funds (to reflect the one-half year period).
**	Includes interest and dividend expense, where applicable.
***	Expenses are equal to the Fund’s expense ratio for the period since its inception, multiplied by the average account value over the period, multiplied by 90/365 (to reflect the period since its inception on December 31, 2014).

KEELEY Funds, Inc.

Expense Example (Continued)

For the Six Month Period Ended March 31, 2015

(Unaudited)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the table below is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

	CLASS A
	Beginning account value	Ending account value	Annual Expense Ratio **	Expenses Paid During the Period
Small Cap Value Fund	$1,000.00	$1,018.20	1.35%	$6.79	*
Small Cap Dividend Value Fund	1,000.00	1,018.35	1.32%	6.64	*
International Small Cap Value Fund	1,000.00	1,008.65	1.49%	3.69	***
Small-Mid Cap Value Fund	1,000.00	1,018.00	1.39%	6.99	*
Mid Cap Value Fund	1,000.00	1,018.00	1.39%	6.99	*
Mid Cap Dividend Value Fund	1,000.00	1,018.35	1.32%	6.64	*
All Cap Value Fund	1,000.00	1,018.00	1.39%	6.99	*
Alternative Value Fund	1,000.00	1,015.41	1.91%	9.60	*

	CLASS I
	Beginning account value	Ending account value	Annual Expense Ratio **	Expenses Paid During the Period
Small Cap Value Fund	$1,000.00	$1,019.45	1.10%	$5.54	*
Small Cap Dividend Value Fund	1,000.00	1,019.60	1.07%	5.39	*
International Small Cap Value Fund	1,000.00	1,009.27	1.24%	3.07	***
Small-Mid Cap Value Fund	1,000.00	1,019.25	1.14%	5.74	*
Mid Cap Value Fund	1,000.00	1,019.25	1.14%	5.74	*
Mid Cap Dividend Value Fund	1,000.00	1,019.60	1.07%	5.39	*
All Cap Value Fund	1,000.00	1,019.25	1.14%	5.74	*
Alternative Value Fund	1,000.00	1,016.65	1.66%	8.35	*

*	Expenses are equal to the Funds’ expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by 182/365 for the Funds (to reflect the one-half year period).
**	Includes interest and dividend expense, where applicable.
***	Expenses are equal to the Fund’s expense ratio for the period since its inception, multiplied by the average account value over that period, multiplied by 90/365 (to reflect the period since its inception on December 31, 2014).

KEELEY Small Cap Value Fund

SCHEDULE OF INVESTMENTS

March 31, 2015 (Unaudited)

Shares		Value
	COMMON STOCKS – 100.06%
	Aerospace & Defense – 1.40%
1,496,500	GenCorp, Inc. (a)(b)	$34,703,835

	Auto Components – 2.17%
1,265,325	American Axle & Manufacturing Holdings, Inc. (a)	32,683,345
1,590,500	Federal Mogul Corp. (a)(b)	21,169,555

		53,852,900

	Building Products – 2.37%
466,928	A.O. Smith Corporation	30,658,493
1,627,500	NCI Building Systems, Inc. (a)	28,123,200

		58,781,693

	Capital Markets – 1.06%
335,750	Gamco Investors, Inc. (c)	26,359,733

	Chemicals – 2.63%
1,169,400	Chemtura Corp. (a)(b)	31,912,926
485,000	Sensient Technologies Corp.	33,406,800

		65,319,726

	Commercial Banks – 8.13%
1,278,500	BancorpSouth, Inc.	29,686,770
1,259,160	FirstMerit Corp.	23,999,590
1,205,000	LegacyTexas Financial Group, Inc.	27,389,650
992,000	Synovus Financial Corp.	27,785,920
182,900	Texas Capital Bancshares, Inc. (a)	8,898,085
512,275	UMB Financial Corp.	27,094,225
1,187,534	Union Bankshares Corp.	26,375,130
640,500	Wintrust Financial Corp. (b)	30,539,040

		201,768,410

	Commercial Services & Supplies – 1.19%
1,185,482	Ritchie Bros. Auctioneers	29,565,921

Shares		Value
	Communications Equipment – 1.31%
3,190,508	Mitel Networks Corp. (a)(b)	$32,447,466

	Computer & Peripherals – 1.20%
837,255	Diebold, Inc.	29,689,062

	Consumer Finance – 1.15%
3,067,500	SLM Corp. (a)	28,466,400

	Distributors – 0.84%
324,500	Core Mark Holding Company, Inc.	20,871,840

	Diversified Consumer Services – 3.95%
1,238,476	Carriage Services, Inc. (b)(c)	29,562,422
937,160	Hillenbrand, Inc.	28,930,129
495,000	Houghton Mifflin Harcourt Co. (a)(b)	11,622,600
662,500	Sothebys (b)	27,997,250

		98,112,401

	Diversified Financial Services – 1.26%
829,341	Air Lease Corp.	31,299,329

	Electric Utilities – 1.11%
521,900	Allete, Inc.	27,535,444

	Electrical Equipment – 3.45%
720,708	Franklin Electric, Inc.	27,487,803
578,500	Generac Holdings, Inc. (a)(b)	28,167,165
374,500	Regal Beloit Corp.	29,930,040

		85,585,008

	Electronic Equipment, Instruments & Components – 2.09%
1,202,000	Knowles Corp. (a)(b)	23,162,540
287,500	Littelfuse, Inc.	28,574,625

		51,737,165

	Food Products – 1.27%
1,389,000	Flowers Foods, Inc.	31,585,860

	Gas Utilities – 2.21%
614,000	One Gas, Inc.	26,543,220
520,000	South Jersey Industries, Inc.	28,225,600

		54,768,820

The accompanying notes are an integral part of these financial statements.

KEELEY Small Cap Value Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2015 (Unaudited)

Shares		Value
	Health Care Equipment & Supplies – 2.41%
687,039	Alere, Inc. (a)	$33,596,207
1,017,500	Wright Medical Group, Inc. (a)(b)	26,251,500

		59,847,707

	Home Furnishings – 1.17%
612,000	Fortune Brands Home & Security, Inc.	29,057,760

	Hotels, Restaurants & Leisure – 9.41%
1,205,400	Bloomin Brands, Inc.	29,327,382
2,491,221	Carrols Restaurant Group, Inc. (a)(c)	20,652,222
2,437,831	Denny’s Corp. (a)	27,791,273
450,000	Fiesta Restaurant Group, Inc. (a)	27,450,000
1,091,500	Interval Leisure Group, Inc.	28,608,215
1,751,200	Intrawest Resorts Holdings, Inc. (a)	15,270,464
266,500	Jack In The Box, Inc. (b)	25,562,680
467,490	Popeyes Louisiana Kitchen, Inc. (a)	27,965,252
297,500	Vail Resorts, Inc.	30,767,450

		233,394,938

	Household Durables – 2.26%
1,380,500	Taylor Morrison Home Corp. (a)	28,783,425
1,769,078	Tri Pointe Homes, Inc. (a)	27,296,874

		56,080,299

	Household Products – 1.13%
312,500	Spectrum Brands Holdings, Inc.	27,987,500

	Industrial Conglomerates – 1.04%
645,000	ITT Corp.	25,741,950

	Insurance – 2.51%
1,081,569	American Equity Investment Life Holding Co. (b)	31,506,105
423,900	Hanover Insurance Group, Inc.	30,766,662

		62,272,767

Shares		Value
	Internet & Catalog Retail – 1.06%
874,560	FTD Companies, Inc. (a)	$26,184,326

	IT Services – 2.37%
866,500	Corelogic, Inc. (a)	30,561,455
1,290,500	Evertec, Inc.	28,210,330

		58,771,785

	Leisure Products – 1.06%
612,686	Vista Outdoor, Inc. (a)	26,235,215

	Machinery – 9.10%
444,500	EnPro Industries, Inc. (b)	29,314,775
768,000	Esco Technologies, Inc.	29,936,640
1,418,384	Harsco Corp.	24,481,308
868,824	John Bean Technologies Corp.	31,034,393
598,000	L.B. Foster Co. (c)	28,393,040
1,080,790	Rexnord Corp. (a)	28,846,285
363,500	Tennant Co. (b)	23,761,995
714,500	Timken Co.	30,109,030

		225,877,466

	Media – 3.81%
1,267,200	E.W. Scripps Company (a)(b)	36,039,168
887,000	Starz (a)	30,521,670
1,244,554	Time, Inc.	27,927,792

		94,488,630

	Metals & Mining – 2.32%
1,799,000	Commercial Metals Co.	29,125,810
370,000	Kaiser Aluminum Corp.	28,449,300

		57,575,110

	Multi-Utilities – 0.70%
323,500	Northwestern Corp.	17,401,065

	Oil, Gas & Consumable Fuels – 1.83%
627,081	Bonanza Creek Energy, Inc. (a)	15,463,817
2,519,054	Synergy Resources Corp. (a)	29,850,790

		45,314,607

	Paper & Forest Products – 1.27%
956,874	Kapstone Paper & Packaging Corp.	31,423,742

The accompanying notes are an integral part of these financial statements.

KEELEY Small Cap Value Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2015 (Unaudited)

Shares		Value
	Real Estate Investment Trusts (REITs) – 6.59%
855,384	Gaming & Leisure Properties, Inc.	$31,538,008
471,000	Ryman Hospitality Properties, Inc.	28,688,610
967,557	Sabra Health Care REIT, Inc.	32,074,515
2,399,613	Spirit Realty Capital, Inc.	28,987,325
1,143,472	Urban Edge Properties	27,100,286
665,000	Xenia Hotels & Resorts, Inc. (b)	15,128,750

		163,517,494

	Real Estate Management & Development – 0.91%
1,427,730	Forestar Group, Inc. (a)	22,515,302

	Road & Rail – 1.02%
263,000	Genesee & Wyoming, Inc. (a)(b)	25,363,720

	Semiconductors & Semiconductor Equipment – 1.22%
1,669,500	Fairchild Semiconductor International, Inc. (a)	30,351,510

	Software – 1.23%
494,844	Verint Systems, Inc. (a)	30,645,689

	Specialty Retail – 2.39%
651,000	CST Brands, Inc. (b)	28,533,330
599,500	Penske Automotive Group, Inc.	30,868,255

		59,401,585

	Thrifts & Mortgage Finance – 3.23%
463,500	Iberiabank Corp.	29,214,405
1,515,500	Provident Financial Services, Inc.	28,264,075
1,825,692	United Financial Bancorp, Inc.	22,693,352

		80,171,832

	Trading Companies & Distributors – 1.23%
717,803	Kaman Corp.	30,456,381

	Total Common Stocks
	(Cost $1,888,913,333)	$2,482,529,393

Principal Amount		Value
	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING – 1.46%
	Repurchase Agreements – 1.33%
$33,000,000	Credit Suisse First Boston Repurchase Agreement, (Dated 3/31/2015), 0.10%, due 4/1/2015, (Repurchased proceeds $33,000,092); [Collateralized by $8,014,100 U.S. Treasury Note 1.50%, 1/31/2019 (Market Value $8,123,851), $166,000 U.S. Treasury STRIP 0.00%, 8/15/2025 (Market Value $134,392), and $25,607,100 U.S. Treasury Note 0.63%, 4/30/2018 (Market Value $25,401,783)]	$33,000,000

Shares
	Money Market Funds – 0.13%
916,469	Duetsche Money Market Series Institutional Shares, 0.07%	916,469
1,263,638	Goldman Sachs Financial Square Money Market Fund, 0.08%	1,263,638
1,089,584	JPMorgan Prime Money Market Fund, 0.06%	1,089,584

		3,269,691

	Total Investments Purchased With Proceeds From Securities Lending (Cost $36,269,691)	$36,269,691

The accompanying notes are an integral part of these financial statements.

KEELEY Small Cap Value Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2015 (Unaudited)

Shares		Value
	SHORT TERM INVESTMENTS – 0.00%
	Money Market Funds – 0.00%
781	Fidelity Institutional Money Market Portfolio, 0.10%	$781

	Total Short Term Investments (Cost $781)	$781

	Total Investments – 101.52%
	(Cost $1,925,183,805)	$2,518,799,865
	Liabilities in Excess of Other Assets – (1.52)%	(37,750,239)

	TOTAL NET ASSETS – 100.00%	$2,481,049,626

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.

(b)	All or a portion of security is out on loan. See Note 2(f) in the Notes to the Financial Statements.

(c)	Affiliated issuer. See Note 9 in the Notes to the Financial Statements.

The industry classifications listed above are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).

The accompanying notes are an integral part of these financial statements.

KEELEY Small Cap Dividend Value Fund

SCHEDULE OF INVESTMENTS

March 31, 2015 (Unaudited)

Shares		Value
	COMMON STOCKS – 97.41%
	Capital Markets – 3.25%
93,687	Manning & Napier, Inc.	$1,218,868
136,700	Silvercrest Asset Management Group, Inc. – Class A	1,947,975
92,400	Solar Cap Ltd.	1,870,176

		5,037,019

	Chemicals – 1.57%
43,330	Innophos Holdings, Inc.	2,442,079

	Commercial Banks – 11.09%
132,900	BancorpSouth, Inc.	3,085,938
94,600	Columbia Banking System, Inc.	2,740,562
110,500	FirstMerit Corp.	2,106,130
109,200	Glacier Bancorp, Inc.	2,746,380
88,596	LegacyTexas Financial Group, Inc.	2,013,787
75,100	Union Bankshares Corp.	1,667,971
59,300	Wintrust Financial Corp.	2,827,424

		17,188,192

	Commercial Services & Supplies – 1.48%
33,200	Deluxe Corp.	2,300,096

	Construction & Engineering – 1.97%
187,800	Great Lakes Dredge & Dock Corp. (a)	1,128,678
111,700	Primoris Services Corp.	1,920,123

		3,048,801

	Electric Utilities – 2.42%
37,400	Allete, Inc.	1,973,224
27,800	El Paso Electric Co.	1,074,192
24,187	PNM Resources, Inc.	706,260

		3,753,676

	Electrical Equipment – 2.82%
46,601	AZZ, Inc.	2,171,141
27,500	Regal Beloit Corp.	2,197,800

		4,368,941

	Electronic Equipment, Instruments & Components – 3.10%
155,215	AVX Corp.	2,214,918

Shares		Value
	Electronic Equipment, Instruments & Components – (continued)
166,040	Daktronics, Inc.	$1,794,892
89,064	Richardson Electronics Ltd.	799,795

		4,809,605

	Energy Equipment & Services – 1.63%
31,200	Bristow Group, Inc.	1,698,840
43,000	Tidewater, Inc.	823,020

		2,521,860

	Food Products – 1.35%
26,300	Sanderson Farms, Inc.	2,094,795

	Gas Utilities – 2.10%
43,200	One Gas, Inc.	1,867,536
25,700	South Jersey Industries, Inc.	1,394,996

		3,262,532

	Health Care Equipment & Supplies – 1.12%
91,100	Meridian Bioscience, Inc.	1,738,188

	Health Care Providers & Services – 2.29%
19,900	Chemed Corp.	2,376,060
34,500	Owens & Minor, Inc.	1,167,480

		3,543,540

	Hotels, Restaurants & Leisure – 2.45%
36,200	Bob Evans Farms, Inc.	1,674,612
80,969	Interval Leisure Group, Inc.	2,122,198

		3,796,810

	Household Durables – 0.99%
28,851	Nacco Industries, Inc.	1,528,814

	Independent Power and Renewable Electricity Producers – 0.96%
44,300	Abengoa Yield PLC	1,496,454

	Insurance – 5.18%
42,300	Arthur J. Gallagher & Co.	1,977,525
48,604	FBL Financial Group, Inc.	3,013,934
81,900	James River Group Holdings Ltd.	1,927,107
11,900	Reinsurance Group of America, Inc.	1,108,961

		8,027,527

The accompanying notes are an integral part of these financial statements.

KEELEY Small Cap Dividend Value Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2015 (Unaudited)

Shares		Value
	IT Services – 1.36%
117,300	EPIQ Systems, Inc.	$2,103,189

	Machinery – 6.09%
39,400	Alamo Group, Inc.	2,487,322
114,900	Dynamic Materials Corp.	1,467,273
178,705	Global Power Equipment Group, Inc.	2,358,906
75,400	Harsco Corp.	1,301,404
51,200	John Bean Technologies Corp.	1,828,864

		9,443,769

	Media – 1.28%
88,500	Time, Inc.	1,985,940

	Metals & Mining – 1.23%
117,800	Commercial Metals Co.	1,907,182

	Multi-line Retail – 1.48%
99,800	Stage Stores, Inc.	2,287,416

	Multi-Utilities – 1.05%
30,300	Northwestern Corp.	1,629,837

	Oil, Gas & Consumable Fuels – 3.79%
167,700	Alon USA Energy, Inc.	2,778,789
53,800	World Fuel Services Corp.	3,092,424

		5,871,213

	Paper & Forest Products – 1.43%
80,570	P.H. Glatfelter Co.	2,218,092

	Real Estate Investment Trusts (REITs) – 15.31%
62,133	CareTrust REIT, Inc.	842,523
223,000	Chambers Street Properties	1,757,240
52,511	Chatham Lodging Trust	1,544,349
286,100	CorEnergy Infrastructure Trust, Inc.	1,982,673
44,300	EdR	1,567,334
83,350	Gramercy Property Trust, Inc.	2,339,635
67,000	Outfront Media, Inc.	2,004,640
38,000	Ryman Hospitality Properties, Inc.	2,314,580
48,355	Sabra Health Care REIT, Inc.	1,602,968
129,766	Spirit Realty Capital, Inc.	1,567,573

Shares		Value
	Real Estate Investment Trusts (REITs) – (continued)
96,300	STAG Industrial, Inc.	$2,264,976
199,100	Summit Hotel Properties, Inc.	2,801,337
50,000	Xenia Hotels & Resorts, Inc.	1,137,500

		23,727,328

	Semiconductors & Semiconductor Equipment – 4.05%
181,191	Cohu, Inc.	1,982,230
165,300	Cypress Semiconductor Corp.	2,332,383
159,261	IXYS Corp.	1,962,095

		6,276,708

	Specialty Retail – 3.21%
67,600	CST Brands, Inc.	2,962,908
31,900	Foot Locker, Inc.	2,009,700

		4,972,608

	Textiles, Apparel & Luxury Goods – 1.94%
112,551	Culp, Inc.	3,010,739

	Thrifts & Mortgage Finance – 6.16%
65,900	Berkshire Hills Bancorp, Inc.	1,825,430
35,200	Iberiabank Corp.	2,218,656
109,600	Oritani Financial Corp.	1,594,680
112,600	Provident Financial Services, Inc.	2,099,990
145,300	United Financial Bancorp, Inc.	1,806,079

		9,544,835

	Trading Companies & Distributors – 1.98%
49,600	Kaman Corp.	2,104,528
32,100	Textainer Group Holdings Ltd.	962,679

		3,067,207

	Transportation Infrastructure – 1.28%
24,100	Macquarie Infrastructure Company LLC	1,983,189

	Total Common Stocks (Cost $124,568,265)	$150,988,181

The accompanying notes are an integral part of these financial statements.

KEELEY Small Cap Dividend Value Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2015 (Unaudited)

Shares		Value
	SHORT TERM INVESTMENTS – 2.51%
	Money Market Funds – 2.51%
3,898,302	Fidelity Institutional Money Market Portfolio, 0.10%	$3,898,302

	Total Short Term Investments (Cost $3,898,302)	$3,898,302

	Total Investments – 99.92%
	(Cost $128,466,567)	$154,886,483
	Other Assets in Excess of Liabilities – 0.08%	124,651

	TOTAL NET ASSETS – 100.00%	$155,011,134

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.

The industry classifications listed above are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).

The accompanying notes are an integral part of these financial statements.

KEELEY International Small Cap Value Fund

SCHEDULE OF INVESTMENTS

March 31, 2015 (Unaudited)

Shares		Value
	COMMON STOCKS – 95.09%
	Australia – 10.06%
24,475	ALS Ltd.	$91,932
85,313	Euroz Ltd.	65,555
12,275	Mineral Resources Ltd.	62,780
3,100	Orica Ltd.	47,074
12,600	Primary Health Care Ltd.	52,654
75,400	Seven West Media Ltd.	76,593

		396,588

	Cambodia – 2.99%
177,400	Nagacorp Ltd.	117,786

	Canada – 5.07%
13,400	Aimia, Inc. (a)	136,587
4,560	Cameco Corp.	63,521

		200,108

	France – 1.86%
545	Atos SE	37,515
610	Gaztransport & Technigaz SA	35,996

		73,511

	Germany – 7.18%
3,060	Braas Monier Building Group	78,066
1,435	Cancom SE	57,570
1,500	DMG Mori Seiki AG	49,335
1,155	Pfeiffer Vacuum Technology AG	98,106

		283,077

	Greece – 3.55%
16,850	Navios Maritime Acquisition Corp.	59,649
8,619	OPAP SA	80,446

		140,095

	Hong Kong – 3.55%
275,200	Pico Far East Holdings Ltd.	63,610
1,021,400	Rexlot Holdings Ltd.	76,291

		139,901

	Japan – 13.41%
1,800	C. Uyemura & Co. Ltd.	89,289
2,500	Daiichikosho Co. Ltd.	77,657
40,900	Dynam Japan Holdings Co. Ltd.	79,408
2,400	Icom, Inc.	57,679

Shares		Value
	Japan – (continued)
2,500	Paramount Bed Holdings Co. Ltd.	$66,038
4,100	Park24 Co. Ltd.	83,884
2,200	Sohgo Security Services Co. Ltd.	74,863

		528,818

	Netherlands – 1.13%
7,000	TNT Express NV	44,462

	Norway – 7.25%
12,900	Aker Solutions ASA	66,945
6,430	Orkla ASA	48,529
3,150	Oslo Bors VPS Holdings ASA	37,148
20,800	Prosafe SE	57,118
10,950	Sparebank 1 SR-Bank ASA	76,304

		286,044

	Panama – 2.39%
2,875	Banco Latinoamericano de Comercio Exterior SA	94,271

	Singapore – 1.64%
4,150	Kulicke & Soffa Industries, Inc. (a)	64,865

	South Africa – 1.65%
4,750	Net 1 UEPS Technologies, Inc. (a)	64,980

	Switzerland – 2.61%
3,050	gategroup Holding AG	102,924

	United Kingdom – 28.41%
13,375	APR Energy PLC	75,193
35,400	Cape PLC	131,245
3,710	Clarkson PLC	123,826
22,200	Devro PLC	93,753
7,895	Direct Line Insurance Group PLC	37,256
26,155	Fenner PLC	77,766
41,750	ITE Group PLC	111,788
27,950	Just Retirement Group PLC	68,162
28,225	LSL Property Services PLC	141,441
46,605	Premier Farnell PLC	127,949
10,815	UBM PLC	84,702
6,525	Vesuvius PLC	47,421

		1,120,502

The accompanying notes are an integral part of these financial statements.

KEELEY International Small Cap Value Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2015 (Unaudited)

Shares		Value
	United States – 2.34%
3,965	Owens-Illinois, Inc. (a)	$92,464

	Total Common Stocks (Cost $3,656,488)	$3,750,396

	SHORT TERM INVESTMENTS – 2.42%
95,329	Fidelity Institutional Money Market Portfolio, 0.10%	$95,329

	Total Short Term Investments (Cost $95,329)	$95,329

	Total Investments – 97.51%
	(Cost $3,751,817)	$3,845,725
	Other Assets in Excess of Liabilities – 2.49%	98,330

	TOTAL NET ASSETS – 100.00%	$3,944,055

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

KEELEY International Small Cap Value Fund

SCHEDULE OF INVESTMENTS BY INDUSTRY

March 31, 2015 (Unaudited)

COMMON STOCKS
Air Freight & Logistics	1.13%
Capital Markets	1.66%
Chemicals	3.46%
Commercial Banks	4.33%
Commercial Services & Supplies	13.46%
Communications Equipment	1.46%
Construction Materials	1.98%
Containers & Packaging	2.34%
Diversified Financial Services	0.94%
Electronic Equipment, Instruments & Components	3.24%
Energy Equipment & Services	3.15%
Food Products	3.61%
Health Care Equipment & Supplies	1.67%
Health Care Providers & Services	1.34%
Hotels, Restaurants & Leisure	8.97%
Insurance	2.67%
IT Services	4.06%
Machinery	6.91%
Marine	3.14%
Media	13.97%
Mining	1.61%
Oil, Gas & Consumable Fuels	2.43%
Professional Services	2.33%
Real Estate Management & Development	3.59%
Semiconductors & Semiconductor Equipment	1.64%

Total Common Stocks	95.09%

SHORT TERM INVESTMENTS	2.42%

TOTAL INVESTMENTS	97.51%
Other Assets in Excess of Liabilities	2.49%

TOTAL NET ASSETS	100%

Percentages are stated as a percent of net assets.

The industry classifications listed above are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).

The accompanying notes are an integral part of these financial statements.

KEELEY Small-Mid Cap Value Fund

SCHEDULE OF INVESTMENTS

March 31, 2015 (Unaudited)

Shares		Value
	COMMON STOCKS – 98.60%
	Aerospace & Defense – 2.48%
181,500	GenCorp, Inc. (a)	$4,208,985
44,000	Orbital ATK, Inc.	3,371,720

		7,580,705

	Auto Components – 2.44%
109,000	Allison Transmission Holdings, Inc.	3,481,460
50,000	Delphi Automotive PLC	3,987,000

		7,468,460

	Building Products – 1.27%
59,000	A.O. Smith Corporation	3,873,940

	Capital Markets – 2.25%
57,000	Legg Mason, Inc.	3,146,400
200,000	OM Asset Management PLC	3,728,000

		6,874,400

	Chemicals – 3.96%
33,000	Ashland, Inc.	4,201,230
181,700	Chemtura Corp. (a)	4,958,593
133,000	Huntsman Corp.	2,948,610

		12,108,433

	Commercial Banks – 5.30%
300,000	Investors Bancorp, Inc.	3,516,000
196,000	LegacyTexas Financial Group, Inc.	4,455,080
76,000	UMB Financial Corp.	4,019,640
88,100	Wintrust Financial Corp.	4,200,608

		16,191,328

	Commercial Services & Supplies – 0.96%
78,000	Copart, Inc. (a)	2,930,460

	Communications Equipment – 1.49%
449,000	Mitel Networks Corp. (a)	4,566,330

	Consumer Finance – 1.47%
483,000	SLM Corp. (a)	4,482,240

	Diversified Consumer Services – 2.68%
193,000	Carriage Services, Inc.	4,606,910
85,000	Sothebys	3,592,100

		8,199,010

Shares		Value
	Diversified Financial Services – 3.89%
93,000	Air Lease Corp.	$3,509,820
89,200	CIT Group, Inc.	4,024,704
119,000	Fidelity National Financial, Inc.	4,374,440

		11,908,964

	Electrical Equipment – 2.23%
74,200	Generac Holdings, Inc. (a)	3,612,798
40,000	Regal Beloit Corp.	3,196,800

		6,809,598

	Electronic Equipment, Instruments & Components – 1.18%
187,000	Knowles Corp. (a)	3,603,490

	Food Products – 1.19%
160,500	Flowers Foods, Inc.	3,649,770

	Gas Utilities – 0.89%
45,000	National Fuel Gas Co.	2,714,850

	Health Care Equipment & Supplies – 2.42%
93,000	Alere, Inc. (a)	4,547,700
110,000	Wright Medical Group, Inc. (a)	2,838,000

		7,385,700

	Health Care Providers & Services – 1.02%
34,600	Cardinal Health, Inc.	3,123,342

	Home Furnishings – 1.20%
77,500	Fortune Brands Home & Security, Inc.	3,679,700

	Hotels, Restaurants & Leisure – 6.37%
232,900	Denny’s Corp. (a)	2,655,060
48,500	Fiesta Restaurant Group, Inc. (a)	2,958,500
53,000	Jack In The Box, Inc.	5,083,760
44,000	Marriott Vacations Worldwide Corp.	3,566,200
57,500	Wyndham Worldwide Corp.	5,202,025

		19,465,545

	Household Durables – 2.77%
93,500	Jarden Corp. (a)	4,946,150
228,500	Tri Pointe Homes, Inc. (a)	3,525,755

		8,471,905

The accompanying notes are an integral part of these financial statements.

KEELEY Small-Mid Cap Value Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2015 (Unaudited)

Shares		Value
	Household Products – 1.27%
43,500	Spectrum Brands Holdings, Inc.	$3,895,860

	Industrial Conglomerates – 1.28%
98,200	ITT Corp.	3,919,162

	Insurance – 1.39%
91,000	Arthur J. Gallagher & Co.	4,254,250

	Internet & Catalog Retail – 1.05%
107,000	FTD Companies, Inc. (a)	3,203,580

	IT Services – 2.94%
98,000	Broadridge Financial Solutions, Inc.	5,390,980
33,500	Wex, Inc. (a)	3,596,560

		8,987,540

	Machinery – 9.29%
75,000	EnPro Industries, Inc.	4,946,250
102,900	Esco Technologies, Inc.	4,011,042
139,000	John Bean Technologies Corp.	4,965,080
76,600	Oshkosh Corp.	3,737,314
123,700	Rexnord Corp. (a)	3,301,553
77,600	Timken Co.	3,270,064
44,000	Wabtec Corp.	4,180,440

		28,411,743

	Media – 2.37%
98,000	Starz (a)	3,372,180
63,800	Tribune Co.	3,879,678

		7,251,858

	Metals & Mining – 2.14%
188,000	Commercial Metals Co.	3,043,720
45,600	Kaiser Aluminum Corp.	3,506,184

		6,549,904

	Oil, Gas & Consumable Fuels – 2.62%
80,200	Bonanza Creek Energy, Inc. (a)	1,977,732
51,000	Energen Corp.	3,366,000
123,000	Rice Energy, Inc. (a)	2,676,480

		8,020,212

Shares		Value
	Real Estate Investment Trusts (REITs) – 10.89%
211,000	Caretrust REIT, Inc.	$2,861,160
130,505	Corrections Corporation of America	5,254,131
97,945	Gaming & Leisure Properties, Inc.	3,611,232
139,803	Iron Mountain, Inc.	5,100,014
53,100	Lamar Advertising Co.	3,147,237
79,680	Ryman Hospitality Properties, Inc.	4,853,309
148,500	Sabra Health Care REIT, Inc.	4,922,775
293,290	Spirit Realty Capital, Inc.	3,542,943

		33,292,801

	Real Estate Management & Development – 0.93%
180,000	Forestar Group, Inc. (a)	2,838,600

	Road & Rail – 2.85%
38,500	Genesee & Wyoming, Inc. (a)	3,712,940
52,600	Ryder System, Inc.	4,991,214

		8,704,154

	Software – 2.51%
59,200	CDK Global, Inc.	2,768,192
79,300	Verint Systems, Inc. (a)	4,911,049

		7,679,241

	Specialty Retail – 5.18%
57,200	Cabelas, Inc. (a)	3,202,056
104,000	CST Brands, Inc.	4,558,320
135,000	Haverty Furniture, Inc.	3,358,800
91,400	Penske Automotive Group, Inc.	4,706,186

		15,825,362

	Textiles, Apparel & Luxury Goods – 2.83%
168,000	Hanesbrands, Inc.	5,629,680
28,500	PVH Corp.	3,036,960

		8,666,640

	Water Utilities – 1.60%
90,000	American Water Works Company, Inc.	4,878,900

	Total Common Stocks (Cost $219,607,091)	$301,467,977

The accompanying notes are an integral part of these financial statements.

KEELEY Small-Mid Cap Value Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2015 (Unaudited)

Shares		Value
	SHORT TERM INVESTMENTS – 1.53%
	Money Market Funds – 1.53%
4,684,572	Fidelity Institutional Money Market Portfolio, 0.10%	$4,684,572

	Total Short Term Investments (Cost $4,684,572)	$4,684,572

	Total Investments – 100.13%
	(Cost $224,291,663)	$306,152,549
	Liabilities in Excess of Other Assets – (0.13)%	(404,804)

	TOTAL NET ASSETS – 100.00%	$305,747,745

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.

The industry classifications listed above are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).

The accompanying notes are an integral part of these financial statements.

KEELEY Mid Cap Value Fund

SCHEDULE OF INVESTMENTS

March 31, 2015 (Unaudited)

Shares		Value
	COMMON STOCKS – 99.12%
	Auto Components – 3.08%
24,300	Allison Transmission Holdings, Inc.	$776,142
21,700	Delphi Automotive PLC	1,730,358

		2,506,500

	Capital Markets – 3.16%
7,600	Ameriprise Financial, Inc.	994,384
39,800	Invesco Ltd.	1,579,662

		2,574,046

	Chemicals – 4.29%
10,100	Ashland, Inc.	1,285,831
19,800	FMC Corp.	1,133,550
48,600	Huntsman Corp.	1,077,462

		3,496,843

	Commercial Banks – 5.77%
23,374	BOK Financial Corp.	1,430,956
123,800	Investors Bancorp, Inc.	1,450,936
65,000	Synovus Financial Corp.	1,820,650

		4,702,542

	Construction & Engineering – 1.58%
45,000	Quanta Services, Inc. (a)	1,283,850

	Consumer Finance – 4.38%
34,000	Discover Financial Services	1,915,900
177,900	SLM Corp. (a)	1,650,912

		3,566,812

	Containers & Packaging – 2.11%
26,600	Rock-Tenn Co.	1,715,700

	Diversified Financial Services – 4.43%
49,503	Air Lease Corp.	1,868,243
38,600	CIT Group, Inc.	1,741,632

		3,609,875

	Electrical Equipment – 1.76%
18,000	Regal Beloit Corp.	1,438,560

	Electronic Equipment, Instruments & Components – 1.74%
73,800	Knowles Corp. (a)	1,422,126

	Food Products – 2.04%
73,150	Flowers Foods, Inc.	1,663,431

Shares		Value
	Health Care Providers & Services – 4.20%
22,600	AmerisourceBergen Corp.	$2,568,942
6,800	Laboratory Corporation of America Holdings (a)	857,412

		3,426,354

	Home Furnishings – 1.67%
28,600	Fortune Brands Home & Security, Inc.	1,357,928

	Hotels, Restaurants & Leisure – 4.35%
74,000	MGM Resorts International (a)	1,556,220
22,000	Wyndham Worldwide Corp.	1,990,340

		3,546,560

	Household Durables – 3.80%
43,825	Jarden Corp. (a)	2,318,343
50,500	Tri Pointe Homes, Inc. (a)	779,215

		3,097,558

	Industrial Conglomerates – 2.28%
46,500	ITT Corp.	1,855,815

	Insurance – 9.45%
35,600	Arthur J. Gallagher & Co.	1,664,300
25,800	HCC Insurance Holdings, Inc.	1,462,086
11,800	PartnerRe Ltd.	1,349,094
19,000	Reinsurance Group of America, Inc.	1,770,610
28,900	W.R. Berkley Corp.	1,459,739

		7,705,829

	IT Services – 2.30%
27,500	Fidelity National Information Services, Inc.	1,871,650

	Life Sciences Tools & Services – 1.54%
30,200	Agilent Technologies, Inc.	1,254,810

	Machinery – 1.72%
33,300	Timken Co.	1,403,262

	Media – 5.48%
94,500	News Corp. (a)	1,512,945
16,800	Scripps Networks Interactive, Inc.	1,151,808
29,600	Tribune Co.	1,799,976

		4,464,729

The accompanying notes are an integral part of these financial statements.

KEELEY Mid Cap Value Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2015 (Unaudited)

Shares		Value
	Multiline Retail – 2.27%
22,800	Dollar Tree, Inc. (a)	$1,850,106

	Multi-Utilities – 2.81%
49,800	MDU Resources Group, Inc.	1,062,732
38,800	OGE Energy Corp.	1,226,468

		2,289,200

	Oil, Gas & Consumable Fuels – 4.11%
20,300	Continental Resources, Inc. (a)	886,501
12,400	Energen Corp.	818,400
25,900	Valero Energy Corp.	1,647,758

		3,352,659

	Pharmaceuticals – 2.03%
10,000	Perrigo Co.	1,655,500

	Real Estate Investment Trusts (REITs) – 6.51%
49,807	Gaming & Leisure Properties, Inc.	1,836,384
44,780	Iron Mountain, Inc.	1,633,574
31,000	Lamar Advertising Co.	1,837,370

		5,307,328

	Software – 1.12%
19,600	CDK Global, Inc.	916,496

	Specialty Retail – 2.24%
12,200	Advance Auto Parts, Inc.	1,826,218

	Textiles, Apparel & Luxury Goods – 3.91%
54,800	Hanesbrands, Inc.	1,836,348
12,700	PVH Corp.	1,353,312

		3,189,660

	Trading Companies & Distributors – 1.99%
17,800	United Rentals, Inc. (a)	1,622,648

	Water Utilities – 1.00%
15,000	American Water Works Company, Inc.	813,150

	Total Common Stocks (Cost $52,791,684)	$80,787,745

Shares		Value
	SHORT TERM INVESTMENTS – 0.76%
	Money Market Funds – 0.76%
623,195	Fidelity Institutional Money Market Portfolio, 0.10%	$623,195

	Total Short Term Investments (Cost $623,195)	$623,195

	Total Investments – 99.88%
	(Cost $53,414,879)	$81,410,940
	Other Assets in Excess of Liabilities – 0.12%	93,645

	TOTAL NET ASSETS – 100.00%	$81,504,585

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.

The industry classifications listed above are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).

The accompanying notes are an integral part of these financial statements.

KEELEY Mid Cap Dividend Value Fund

SCHEDULE OF INVESTMENTS

March 31, 2015 (Unaudited)

Shares		Value
	COMMON STOCKS – 93.80%
	Aerospace & Defense – 0.69%
10,000	Exelis, Inc.	$243,700

	Auto Components – 1.71%
5,100	Autoliv, Inc.	600,627

	Capital Markets – 3.67%
3,800	Ameriprise Financial, Inc.	497,192
8,300	Federated Investors, Inc.	281,287
9,300	Legg Mason, Inc.	513,360

		1,291,839

	Chemicals – 3.09%
9,300	FMC Corp.	532,425
11,600	RPM International, Inc.	556,684

		1,089,109

	Commercial Banks – 5.01%
25,800	Associated Banc Corp.	479,880
6,400	BOK Financial Corp.	391,808
10,500	Comerica, Inc.	473,865
7,900	UMB Financial Corp.	417,831

		1,763,384

	Commercial Services & Supplies – 3.25%
4,200	Dun & Bradstreet Corp.	539,112
8,400	Republic Services, Inc.	340,704
10,600	Ritchie Bros. Auctioneers	264,364

		1,144,180

	Construction Materials – 2.08%
8,700	Vulcan Materials Co.	733,410

	Consumer Finance – 1.12%
7,000	Discover Financial Services	394,450

	Containers & Packaging – 1.74%
9,500	Rock-Tenn Co.	612,750

	Diversified Financial Services – 2.00%
15,600	CIT Group, Inc.	703,872

	Energy Equipment & Services – 0.85%
13,400	Superior Energy Services, Inc.	299,356

	Food Products – 1.91%
12,500	ConAgra Foods, Inc.	456,625

Shares		Value
	Food Products – (continued)
2,800	Ingredion, Inc.	$217,896

		674,521

	Gas Utilities – 3.37%
5,400	National Fuel Gas Co.	325,782
15,850	Questar Corp.	378,181
14,800	UGI Corp.	482,332

		1,186,295

	Health Care Equipment & Supplies – 1.03%
3,000	Teleflex, Inc.	362,490

	Health Care Providers & Services – 4.07%
4,300	AmerisourceBergen Corp.	488,781
7,300	CIGNA Corp.	944,912

		1,433,693

	Hotels, Restaurants & Leisure – 1.23%
4,800	Wyndham Worldwide Corp.	434,256

	Industrial Conglomerates – 1.98%
17,450	ITT Corp.	696,430

	Insurance – 6.55%
12,100	Arthur J. Gallagher & Co.	565,675
12,200	Lincoln National Corp.	701,012
3,900	PartnerRe Ltd.	445,887
6,400	Reinsurance Group of America, Inc.	596,416

		2,308,990

	IT Services – 5.52%
17,000	Broadridge Financial Solutions, Inc.	935,170
6,700	Fidelity National Information Services, Inc.	456,002
14,400	Total System Services, Inc.	549,360

		1,940,532

	Leisure Equipment & Products – 0.54%
3,000	Hasbro, Inc.	189,720

	Machinery – 2.48%
10,700	Oshkosh Corp.	522,053
2,400	Snap-On, Inc.	352,944

		874,997

The accompanying notes are an integral part of these financial statements.

KEELEY Mid Cap Dividend Value Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2015 (Unaudited)

Shares		Value
	Media – 5.48%
15,800	Gannett, Inc.	$585,864
19,600	News Corp. (a)	311,052
7,500	Scripps Networks Interactive, Inc.	514,200
23,200	Time, Inc.	520,608

		1,931,724

	Multi-Utilities – 3.38%
16,600	MDU Resources Group, Inc.	354,244
7,100	NRG Energy, Inc.	178,849
12,900	OGE Energy Corp.	407,769
5,050	Wisconsin Energy Corp.	249,975

		1,190,837

	Oil, Gas & Consumable Fuels – 4.06%
13,800	Cabot Oil & Gas Corp.	407,514
6,700	Energen Corp.	442,200
3,100	EQT Corp.	256,897
8,050	HollyFrontier Corp.	324,174

		1,430,785

	Real Estate Investment Trusts (REITs) – 15.12%
5,000	Alexandria Real Estate Equities, Inc.	490,200
19,800	Brixmor Property Group, Inc.	525,690
13,600	Corrections Corporation of America	547,536
28,800	DDR Corp.	536,256
9,500	EPR Properties	570,285
8,000	Equity Lifestyle Properties, Inc.	439,600
13,950	Healthcare Trust of America, Inc.	388,647
18,125	Iron Mountain, Inc.	661,199
8,600	Lamar Advertising Co.	509,722
11,000	Retail Properties of America, Inc.	176,330
39,600	Spirit Realty Capital, Inc.	478,368

		5,323,833

	Road & Rail – 1.70%
6,300	Ryder System, Inc.	597,807

Shares		Value
	Semiconductors & Semiconductor Equipment – 4.28%
8,600	Avago Technologies Ltd.	$1,092,028
8,900	Linear Technology Corp.	416,520

		1,508,548

	Software – 0.65%
3,300	Jack Henry & Associates, Inc.	230,637

	Specialty Retail – 2.35%
20,400	American Eagle Outfitters	348,432
7,600	Foot Locker, Inc.	478,800

		827,232

	Thrifts & Mortgage Finance – 1.03%
41,100	First Niagara Financial Group, Inc.	363,324

	Water Utilities – 1.86%
12,100	American Water Works Company, Inc.	655,941

	Total Common Stocks (Cost $22,645,081)	$33,039,269

	EXCHANGE TRADED FUNDS – 1.47%
	Diversified Financial Services – 1.47%
6,900	iShares Russell Mid Cap Value Index Fund	519,294

	Total Exchange Traded Funds (Cost $495,576)	$519,294

	SHORT TERM INVESTMENTS – 4.57%
	Money Market Funds – 4.57%
1,608,533	Fidelity Institutional Money Market Portfolio, 0.10%	$1,608,533

	Total Short Term Investments (Cost $1,608,533)	$1,608,533

	Total Investments – 99.84%
	(Cost $24,749,190)	$35,167,096
	Other Assets in Excess of Liabilities – 0.16%	57,720

	TOTAL NET ASSETS – 100.00%	$35,224,816

The accompanying notes are an integral part of these financial statements.

KEELEY Mid Cap Dividend Value Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2015 (Unaudited)

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.

The industry classifications listed above are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).

The accompanying notes are an integral part of these financial statements.

KEELEY All Cap Value Fund

SCHEDULE OF INVESTMENTS

March 31, 2015 (Unaudited)

Shares		Value
	COMMON STOCKS – 97.99%
	Auto Components – 1.47%
55,000	Allison Transmission Holdings, Inc.	$1,756,700

	Beverages – 2.85%
22,800	Molson Coors Brewing Co.	1,697,460
18,000	Pepsico, Inc.	1,721,160

		3,418,620

	Capital Markets – 2.74%
105,000	OM Asset Management PLC	1,957,200
93,148	Silvercrest Asset Management Group, Inc. – Class A	1,327,359

		3,284,559

	Chemicals – 3.15%
18,000	Ashland, Inc.	2,291,580
67,000	Huntsman Corp.	1,485,390

		3,776,970

	Commercial Banks – 8.39%
114,000	BancorpSouth, Inc.	2,647,080
50,000	Suntrust Banks, Inc.	2,054,500
35,700	Texas Capital Bancshares, Inc.	1,736,805
40,000	UMB Financial Corp.	2,115,600
31,600	Wintrust Financial Corp.	1,506,688

		10,060,673

	Computers & Peripherals – 1.59%
61,000	Hewlett Packard Co.	1,900,760

	Construction & Engineering – 1.45%
61,000	Quanta Services, Inc. (a)	1,740,330

	Consumer Finance – 2.71%
20,000	Discover Financial Services	1,127,000
229,000	SLM Corp. (a)	2,125,120

		3,252,120

	Diversified Financial Services – 2.46%
41,000	Air Lease Corp.	1,547,340
38,000	Fidelity National Financial, Inc.	1,396,880

		2,944,220

Shares		Value
	Electronic Equipment, Instruments & Components – 1.89%
117,500	Knowles Corp. (a)	$2,264,225

	Energy Equipment & Services – 1.44%
25,200	Dril-Quip, Inc. (a)	1,723,428

	Food Products – 1.46%
48,500	Mondelez International, Inc.	1,750,365

	Gas Utilities – 3.52%
53,500	One Gas, Inc.	2,312,805
80,000	Questar Corp.	1,908,800

		4,221,605

	Health Care Equipment & Supplies – 6.41%
37,500	Baxter International, Inc.	2,568,750
27,224	Medtronic PLC	2,123,200
116,000	Wright Medical Group, Inc. (a)	2,992,800

		7,684,750

	Health Care Providers & Services – 5.01%
20,500	AmerisourceBergen Corp.	2,330,235
21,000	Cardinal Health, Inc.	1,895,670
20,500	Express Scripts Holding Co. (a)	1,778,785

		6,004,690

	Hotels, Restaurants & Leisure – 2.32%
24,000	Fiesta Restaurant Group, Inc. (a)	1,464,000
100,000	Levy Acquisition Corp. (a)	1,315,000

		2,779,000

	Industrial Conglomerates – 3.19%
46,000	ITT Corp.	1,835,860
39,500	Johnson Controls, Inc.	1,992,380

		3,828,240

	Insurance – 8.44%
18,000	Ace Ltd.	2,006,820
33,000	Arthur J. Gallagher & Co.	1,542,750
31,000	Hanover Insurance Group, Inc.	2,249,980
40,600	Principal Financial Group, Inc.	2,085,622

The accompanying notes are an integral part of these financial statements.

KEELEY All Cap Value Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2015 (Unaudited)

Shares		Value
	Insurance – (continued)
24,000	Reinsurance Group of America, Inc.	$2,236,560

		10,121,732

	IT Services – 1.94%
34,200	Fidelity National Information Services, Inc.	2,327,652

	Leisure Products – 1.71%
48,000	Vista Outdoor, Inc. (a)	2,055,360

	Life Sciences Tools & Services – 2.60%
75,000	Agilent Technologies, Inc.	3,116,250

	Machinery – 1.78%
22,000	Illinois Tool Works, Inc.	2,137,080

	Media – 4.67%
106,000	E.W. Scripps Company (a)	3,014,640
42,600	Tribune Co.	2,590,506

		5,605,146

	Metals & Mining – 1.47%
23,000	Kaiser Aluminum Corp.	1,768,470

	Multiline Retail – 2.22%
34,000	Kohls Corp.	2,660,500

	Multi-Utilities – 1.08%
60,500	MDU Resources Group, Inc.	1,291,070

	Oil, Gas & Consumable Fuels – 4.76%
22,300	Anadarko Petroleum Corp.	1,846,663
21,300	EOG Resources, Inc.	1,952,997
26,100	Occidental Petroleum Corp.	1,905,300

		5,704,960

	Pharmaceuticals – 6.34%
11,000	Perrigo Co.	1,821,050
67,500	Pfizer, Inc.	2,348,325
23,000	Teva Pharmaceutical Industries Ltd. – ADR	1,432,900
43,199	Zoetis, Inc.	1,999,681

		7,601,956

Shares		Value
	Real Estate Investment Trusts (REITs) – 4.80%
41,000	Lamar Advertising Co.	$2,430,070
70,000	Urban Edge Properties	1,659,000
73,200	Xenia Hotels & Resorts, Inc.	1,665,300

		5,754,370

	Road & Rail – 1.18%
13,100	Union Pacific Corp.	1,418,861

	Software – 1.46%
43,000	Microsoft Corp.	1,748,165

	Textiles, Apparel & Luxury Goods – 1.49%
53,200	Hanesbrands, Inc.	1,782,732

	Total Common Stocks (Cost $90,204,374)	$117,485,559

	SHORT TERM INVESTMENTS – 1.79%
	Money Market Funds – 1.79%
2,150,567	Fidelity Institutional Money Market Portfolio, 0.10%	$2,150,567

	Total Short Term Investments (Cost $2,150,567)	$2,150,567

	Total Investments – 99.78%
	(Cost $92,354,941)	$119,636,126
	Other Assets in Excess of Liabilities – 0.22%	266,042

	TOTAL NET ASSETS – 100.00%	$119,902,168

Percentages are stated as a percent of net assets.

ADR – American Depository Receipt

(a)	Non-income producing security.

The industry classifications listed above are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).

The accompanying notes are an integral part of these financial statements.

KEELEY Alternative Value Fund

SCHEDULE OF INVESTMENTS

March 31, 2015 (Unaudited)

Shares		Value
	COMMON STOCKS – 99.69%
	Aerospace & Defense – 2.49%
14,700	GenCorp, Inc. (a)(b)	$340,893
3,600	Orbital ATK, Inc.	275,868

		616,761

	Auto Components – 2.61%
9,525	Allison Transmission Holdings, Inc. (b)	304,228
4,305	Delphi Automotive PLC (b)	343,281

		647,509

	Building Products – 1.25%
4,700	A.O. Smith Corporation (b)	308,602

	Capital Markets – 2.18%
4,400	Legg Mason, Inc. (b)	242,880
15,900	OM Asset Management PLC (b)	296,376

		539,256

	Chemicals – 3.91%
2,600	Ashland, Inc. (b)	331,006
13,900	Chemtura Corp. (a)(b)	379,331
11,600	Huntsman Corp. (b)	257,172

		967,509

	Commercial Banks – 5.39%
26,100	Investors Bancorp, Inc. (b)	305,892
16,630	LegacyTexas Financial Group, Inc. (b)	378,000
6,000	UMB Financial Corp. (b)	317,340
7,000	Wintrust Financial Corp. (b)	333,760

		1,334,992

	Commercial Services & Supplies – 1.03%
6,800	Copart, Inc. (a)(b)	255,476

	Communications Equipment – 1.49%
36,400	Mitel Networks Corp. (a)(b)	370,188

	Consumer Finance – 1.38%
36,800	SLM Corp. (a)(b)	341,504

	Diversified Consumer Services – 2.68%
14,700	Carriage Services, Inc. (b)	350,889
7,400	Sothebys (b)	312,724

		663,613

Shares		Value
	Diversified Financial Services – 3.90%
8,100	Air Lease Corp. (b)	$305,694
7,000	CIT Group, Inc. (b)	315,840
9,400	Fidelity National Financial, Inc. (b)	345,544

		967,078

	Electrical Equipment – 2.24%
6,000	Generac Holdings, Inc. (a)(b)	292,140
3,300	Regal Beloit Corp. (b)	263,736

		555,876

	Electronic Equipment, Instruments & Components – 1.18%
15,200	Knowles Corp. (a)(b)	292,904

	Food Products – 1.29%
14,000	Flowers Foods, Inc. (b)	318,360

	Gas Utilities – 0.95%
3,900	National Fuel Gas Co. (b)	235,287

	Health Care Equipment & Supplies – 2.47%
7,500	Alere, Inc. (a)(b)	366,750
9,545	Wright Medical Group, Inc. (a)(b)	246,261

		613,011

	Health Care Providers & Services – 1.09%
3,000	Cardinal Health, Inc. (b)	270,810

	Home Furnishings – 1.28%
6,700	Fortune Brands Home & Security, Inc. (b)	318,116

	Hotels, Restaurants & Leisure – 6.52%
20,225	Denny’s Corp. (a)(b)	230,565
4,200	Fiesta Restaurant Group, Inc. (a)(b)	256,200
4,300	Jack In The Box, Inc. (b)	412,456
3,570	Marriott Vacations Worldwide Corp. (b)	289,349
4,700	Wyndham Worldwide Corp. (b)	425,209

		1,613,779

	Household Durables – 2.71%
7,600	Jarden Corp. (a)(b)	402,040
17,400	Tri Pointe Homes, Inc. (a)(b)	268,482

		670,522

The accompanying notes are an integral part of these financial statements.

KEELEY Alternative Value Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2015 (Unaudited)

Shares		Value
	Household Products – 1.27%
3,500	Spectrum Brands Holdings, Inc. (b)	$313,460

	Industrial Conglomerates – 1.37%
8,500	ITT Corp. (b)	339,235

	Insurance – 1.32%
6,975	Arthur J. Gallagher & Co. (b)	326,081

	Internet & Catalog Retail – 0.99%
8,200	FTD Companies, Inc. (a)(b)	245,508

	IT Services – 3.03%
8,000	Broadridge Financial Solutions, Inc. (b)	440,080
2,900	Wex, Inc. (a)(b)	311,344

		751,424

	Machinery – 9.32%
6,100	EnPro Industries, Inc. (b)	402,295
8,620	Esco Technologies, Inc. (b)	336,008
11,000	John Bean Technologies Corp. (b)	392,920
6,200	Oshkosh Corp.	302,498
9,800	Rexnord Corp. (a)(b)	261,562
6,000	Timken Co. (b)	252,840
3,800	Wabtec Corp. (b)	361,038

		2,309,161

	Media – 2.43%
8,500	Starz (a)(b)	292,485
5,100	Tribune Co. (b)	310,131

		602,616

	Metals & Mining – 2.06%
15,300	Commercial Metals Co. (b)	247,707
3,400	Kaiser Aluminum Corp. (b)	261,426

		509,133

	Oil, Gas & Consumable Fuels – 2.75%
7,000	Bonanza Creek Energy, Inc. (a)(b)	172,620
4,400	Energen Corp. (b)	290,400
10,000	Rice Energy, Inc. (a)(b)	217,600

		680,620

Shares		Value
	Real Estate Investment Trusts (REITs) – 11.25%
18,400	CareTrust REIT, Inc.	$249,504
10,600	Corrections Corporation of America (b)	426,756
8,500	Gaming & Leisure Properties, Inc. (b)	313,395
11,500	Iron Mountain, Inc. (b)	419,520
4,600	Lamar Advertising Co. (b)	272,642
6,500	Ryman Hospitality Properties, Inc. (b)	395,915
12,100	Sabra Health Care REIT, Inc. (b)	401,115
25,491	Spirit Realty Capital, Inc. (b)	307,931

		2,786,778

	Real Estate Management & Development – 1.00%
15,700	Forestar Group, Inc. (a)(b)	247,589

	Road & Rail – 2.83%
3,035	Genesee & Wyoming, Inc. (a)(b)	292,695
4,300	Ryder System, Inc. (b)	408,027

		700,722

	Software – 2.51%
4,800	CDK Global, Inc. (b)	224,448
6,400	Verint Systems, Inc. (a)(b)	396,352

		620,800

	Specialty Retail – 5.16%
5,000	Cabelas, Inc. (a)(b)	279,900
7,900	CST Brands, Inc. (b)	346,257
11,700	Haverty Furniture, Inc. (b)	291,096
7,000	Penske Automotive Group, Inc. (b)	360,430

		1,277,683

	Textiles, Apparel & Luxury Goods – 2.76%
13,700	Hanesbrands, Inc. (b)	459,087
2,100	PVH Corp. (b)	223,776

		682,863

	Water Utilities – 1.60%
7,300	American Water Works Company, Inc. (b)	395,733

	Total Common Stocks (Cost $17,317,927)	$24,690,559

The accompanying notes are an integral part of these financial statements.

KEELEY Alternative Value Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2015 (Unaudited)

Shares		Value
	SHORT TERM INVESTMENTS – 1.00%
	Money Market Funds – 1.00%
246,670	Fidelity Institutional Money Market Portfolio, 0.10%	$246,670

	Total Short Term Investments (Cost $246,670)	$246,670

	Total Investments – 100.69%
	(Cost $17,564,597)	$24,937,229
	Liabilities in Excess of Other Assets – (0.69)%	(170,452)

	TOTAL NET ASSETS – 100.00%	$24,766,777

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.

(b)	Partially assigned as collateral for certain securities sold short.

The industry classifications listed above are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).

The accompanying notes are an integral part of these financial statements.

KEELEY Alternative Value Fund

SCHEDULE OF SECURITIES SOLD SHORT

March 31, 2015 (Unaudited)

Shares		Value
	EXCHANGE TRADED FUNDS
	Funds, Trusts & Other Financial Vehicles
49,817	iShares Russell 2000 ETF	$6,194,744

	Total Securities Sold Short (Proceeds Received $6,080,985)	$6,194,744

The accompanying notes are an integral part of these financial statements.

KEELEY Funds, Inc.

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2015 (Unaudited)

	Small Cap Value Fund	Small Cap Dividend Value Fund
ASSETS:
Investments, at value (1)
Unaffiliated issuers	$2,386,041,175	$154,886,483
Affiliated issuers	132,758,690	—
Cash	93	—
Foreign currency (2)	—	—
Receivable for investments sold	14,297,447	—
Deposit with brokers	—	—
Receivable for shares issued	4,386,983	249,101
Receivable for Adviser	—	—
Dividends and interest receivable	2,268,863	255,175
Dividend reclaim receivable	—	—
Prepaid expenses and other assets	92,028	27,693

Total Assets	2,539,845,279	155,418,452

LIABILITIES:
Securities sold short, at value (1)	—	—
Foreign tax withholding	—	—
Payable for investments purchased	3,782,076	—
Payable for shares redeemed	5,167,365	115,331
Payable upon return of securities on loan (3)	36,269,784	—
Payable to Custodian	—	84,104
Payable on line of credit	10,246,000	—
Payable to Adviser	1,976,487	107,700
Payable to Directors	100,814	5,724
Accrued 12b-1 fees - Class A	246,628	10,194
Other accrued expenses	1,006,499	84,265

Total Liabilities	58,795,653	407,318

NET ASSETS	$2,481,049,626	$155,011,134

NET ASSETS CONSIST OF:
Capital stock	$1,790,187,447	$124,269,753
Accumulated undistributed net investment income/(loss)	726,351	3,734
Accumulated undistributed net realized gain/(loss) on investments	96,686,904	4,321,000
Net unrealized appreciation/(depreciation) on
Investments and foreign currency transactions	593,616,060	26,419,916
Non-interested Directors’ deferred compensation	(167,136)	(3,269)
Securities sold short	—	—

NET ASSETS	$2,481,049,626	$155,011,134

CAPITAL STOCK, $0.0001 par value
Class A Shares
Authorized	500,000,000	100,000,000
Issued and outstanding	36,661,471	2,950,797
NET ASSETS	$1,437,956,867	$51,518,571
NET ASSET VALUE	$39.22	$17.46

MAXIMUM OFFERING PRICE PER SHARE (4)	$41.07	$18.28

Class I Shares
Authorized	100,000,000	100,000,000
Issued and outstanding	26,357,307	5,919,143
NET ASSETS	$1,043,092,759	$103,492,563
NET ASSET VALUE	$39.58	$17.48

(1) Cost of Investments
Unaffiliated issues	$1,850,188,581	$128,466,567
Affiliated issuers	74,995,224	—
Securities sold short	—	—

(2) Cost of foreign currency	$—	$—
(3)	The market value of securities on loan was $34,254,370 as of March 31, 2015. See Note 2(f) of the Notes to the Financial Statements.
(4)	Includes a sales load of 4.50% (see Note 7 of the Notes to the Financial Statements).

The accompanying notes are an integral part of these financial statements.

KEELEY Funds, Inc.

STATEMENT OF ASSETS AND LIABILITIES (Continued)

March 31, 2015 (Unaudited)

International Small Cap Value Fund	Small-Mid Cap Value Fund	Mid Cap Value Fund	Mid Cap Dividend Value Fund	All Cap Value Fund	Alternative Value Fund

$3,845,725	$306,152,549	$81,410,940	$35,167,096	$119,636,126	$24,937,229
—	—	—	—	—	—
—	16,034	—	3,268	8,766	1,272
5,856	—	—	—	—	—
—	1,921,430	—	—	—	467,848
—	—	—	—	—	9,235,705
—	360,294	—	19,038	138,979	1,378
15,040	—	—	—	—	—
20,312	766,796	244,096	66,055	443,597	62,513
425	—	—	—	—	—
61,009	28,473	15,039	16,247	16,193	23,347

3,948,367	309,245,576	81,670,075	35,271,704	120,243,661	34,729,292

—	—	—	—	—	6,194,744
1,514	—	—	—	915	—
—	1,706,312	—	—	—	3,712,465
—	1,416,545	51,041	804	183,166	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	250,116	62,800	20,555	94,055	23,843
431	13,175	2,825	20	4,536	78
16	21,507	10,369	2,218	11,927	2,563
2,351	90,176	38,455	23,291	46,894	28,822

4,312	3,497,831	165,490	46,888	341,493	9,962,515

$3,944,055	$305,747,745	$81,504,585	$35,224,816	$119,902,168	$24,766,777

$3,815,662	$224,181,452	$87,579,953	$24,419,204	$88,260,632	$17,609,714
15,006	878,154	248,279	5,192	517,328	(204,884)
19,562	(1,164,414)	(34,316,410)	383,021	3,847,533	104,494

93,850	81,860,886	27,996,061	10,417,905	27,281,185	7,372,632
(25)	(8,333)	(3,298)	(506)	(4,510)	(1,420)
—	—	—	—	—	(113,759)

$3,944,055	$305,747,745	$81,504,585	$35,224,816	$119,902,168	$24,766,777

100,000,000	100,000,000	100,000,000	100,000,000	100,000,000	100,000,000
7,776	7,583,400	3,067,879	595,949	3,463,202	1,423,718
$80,314	$111,344,165	$49,426,357	$11,272,208	$64,942,837	$13,631,263
$10.33	$14.68	$16.11	$18.91	$18.75	$9.57

$10.82	$15.37	$16.87	$19.81	$19.64	$10.03

100,000,000	100,000,000	100,000,000	100,000,000	100,000,000	100,000,000
373,830	13,016,918	1,971,481	1,266,123	2,904,849	1,144,565
$3,863,741	$194,403,580	$32,078,228	$23,952,608	$54,959,331	$11,135,514
$10.34	$14.93	$16.27	$18.92	$18.92	$9.73

$3,751,817	$224,291,663	$53,414,879	$24,749,190	$92,354,941	$17,564,597
—	—	—	—	—	—
—	—	—	—	—	6,080,985

$5,876	$—	$—	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

KEELEY Funds, Inc.

STATEMENT OF OPERATIONS

For the Six Months Ended March 31, 2015 (Unaudited)

	Small Cap Value Fund	Small Cap Dividend Value Fund
INVESTMENT INCOME:
Dividend income
Unaffiliated issuers	$18,591,253	$2,367,619
Affiliated issuers	255,084	—
Less: Foreign withholding tax	(53,087)	—
Interest income	3,046	770
Securities Lending Income, net	34,976	—

Total Investment Income	18,831,272	2,368,389

EXPENSES:
Investment advisory fees	11,793,237	762,157
12b-1 fees - Class A	1,861,253	68,008
Shareholder servicing fees	627,478	38,108
Transfer agent fees and expenses	324,198	18,233
Federal and state registration fees	43,675	22,536
Audit expense	29,190	12,692
Fund accounting and administration fees	293,969	19,601
Directors’ fees	228,972	14,385
Custody fees	62,707	5,850
Reports to shareholders	161,633	9,060
Organizational costs	—	—
Interest expense	44,981	273
Other	185,878	11,510

Total expenses before reimbursement	15,657,171	982,413
Reimbursement of expenses by Adviser	—	(95,795)

NET EXPENSES	15,657,171	886,618

NET INVESTMENT INCOME/(LOSS)	3,174,101	1,481,771

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on investment from sales of
Unaffiliated issuers and foreign currency transactions	99,573,960	4,623,724
Affiliated issuers	13,425,875	—
Securities sold short	—	—
Change in net unrealized appreciation on
Investments and foreign currency transactions	86,994,905	9,429,998
Non-interested Directors’ deferred compensation	(44,197)	(357)
Securities sold short	—	—

Net gain on Investments	199,950,543	14,053,365

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$203,124,644	$15,535,136

(1)	Since Commencement of Operations; December 31, 2014.

The accompanying notes are an integral part of these financial statements.

KEELEY Funds, Inc.

STATEMENT OF OPERATIONS (Continued)

For the Six Months Ended March 31, 2015 (Unaudited)

International Small Cap Value Fund (1)	Small-Mid Cap Value Fund	Mid Cap Value Fund	Mid Cap Dividend Value Fund	All Cap Value Fund	Alternative Value Fund

$26,670	$2,691,537	$864,158	$363,280	$1,325,956	$256,733
—	—	—	—	—	—
(2,033)	—	—	(428)	(2,714)	—
35	3,806	348	480	1,660	41
—	—	—	—	—	—

24,672	2,695,343	864,506	363,332	1,324,902	256,774

8,537	1,458,737	407,032	159,791	605,557	238,541
42	135,207	61,051	13,030	81,000	20,278
388	72,937	20,352	7,990	30,278	7,454
915	33,395	9,732	3,195	12,756	3,260
8,379	29,019	19,276	16,892	20,663	18,047
7,226	12,692	12,692	12,692	12,692	14,322
2,880	35,467	10,994	5,278	16,021	5,966
432	25,688	8,266	3,833	11,582	4,221
5,486	6,480	2,188	2,564	3,098	5,743
472	15,101	4,028	1,994	4,978	3,180
3,719	—	—	—	—	—
—	1,518	421	—	184	35,295
6,703	20,441	6,122	2,708	9,051	3,168

45,179	1,846,682	562,154	229,967	807,860	359,475
(35,513)	(46,997)	(36,666)	(45,746)	(36,341)	(59,398)

9,666	1,799,685	525,488	184,221	771,519	300,077

15,006	895,658	339,018	179,111	553,383	(43,303)

19,562	(1,062,748)	569,450	519,948	11,127,277	1,830,885
—	—	—	—	—	—
—	—	—	—	—	(2,140,952)

93,850	22,849,841	1,984,930	2,445,397	(8,427,970)	364,840
(25)	(1,461)	(647)	(34)	(881)	(273)
—	—	—	—	—	(949,339)

113,387	21,785,632	2,553,733	2,965,311	2,698,426	(894,839)

$128,393	$22,681,290	$2,892,751	$3,144,422	$3,251,809	$(938,142)

The accompanying notes are an integral part of these financial statements.

KEELEY Funds, Inc.

STATEMENTS OF CHANGES IN NET ASSETS

	Small Cap Value Fund
	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30, 2014
OPERATIONS:
Net investment income/(loss)	$3,174,101	$635,747
Net realized gain/(loss) on investments and foreign currency transactions	112,999,835	536,790,214
Change in net unrealized appreciation/(depreciation) on investments, foreign currency transactions and non-interested directors deferred compensation	86,950,708	(445,352,877)

Net increase/(decrease) in net assets resulting from operations	203,124,644	92,073,084

DISTRIBUTIONS:
Net investment income - Class A	—	(6,856,702)
Net investment income - Class I	(2,413,851)	(5,148,644)
Net realized gains - Class A	(3,208,834)	—
Net realized gains - Class I	(2,214,872)	—

Total Distributions	(7,837,557)	(12,005,346)

CAPITAL STOCK TRANSACTIONS
Class A Shares
Proceeds from shares issued	111,644,194	254,303,472
Proceeds from distributions reinvested	3,008,708	6,479,366
Cost of shares redeemed	(346,900,617)	(803,370,222)

Net increase/(decrease) from capital stock transactions	(232,247,715)	(542,587,384)

Class I Shares
Proceeds from shares issued	126,028,432	403,062,062
Proceeds from distributions reinvested	4,021,823	3,517,834
Cost of shares redeemed	(135,781,103)	(396,773,621)

Net increase/(decrease) from capital stock transactions	(5,730,848)	9,806,275

TOTAL INCREASE/(DECREASE) IN NET ASSETS	(42,691,476)	(452,713,371)

NET ASSETS:
Beginning of period	2,523,741,102	2,976,454,473

End of period	$2,481,049,626	$2,523,741,102

Accumulated undistributed net investment income/(loss)	$726,351	$(33,899)

CAPITAL SHARE TRANSACTIONS:
Class A Shares
Shares sold	2,961,762	6,741,378
Issued to shareholder in reinvestment of dividends	83,182	168,821
Shares redeemed	(9,214,140)	(21,271,351)

Net increase/(decrease) from capital stock transactions	(6,169,196)	(14,361,152)

Class I Shares
Shares sold	3,320,433	10,569,580
Issued to shareholder in reinvestment of dividends	106,303	90,924
Shares redeemed	(3,596,033)	(10,273,436)

Net increase/(decrease) from capital stock transactions	(169,297)	387,068

(1)	Since Commencement of Operations; December 31, 2014.

The accompanying notes are an integral part of these financial statements.

KEELEY Funds, Inc.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

Small Cap Dividend Value Fund		International Small Cap Value Fund	Small-Mid Cap Value Fund
Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30, 2014	Period Ended March 31, 2015 (1) (Unaudited)	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30, 2014

$1,481,771	$1,813,338	$15,006	$895,658	$1,075,264
4,623,724	8,439,344	19,562	(1,062,748)	30,258,161
9,429,641	(2,204,663)	93,825	22,848,380	(17,208,705)

15,535,136	8,048,019	128,393	22,681,290	14,124,720

(464,061)	(1,035,694)	—	(262,981)	(132,570)
(1,006,761)	(1,285,809)	—	(809,240)	(439,424)
(2,851,967)	(2,914,741)	—	(11,074,191)	(13,245,545)
(5,042,967)	(2,388,849)	—	(18,070,576)	(17,971,119)

(9,365,756)	(7,625,093)	—	(30,216,988)	(31,788,658)

3,167,134	23,750,243	75,855	8,995,574	37,425,149
3,037,552	3,765,454	—	10,946,586	12,891,844
(16,275,837)	(52,481,999)	—	(16,516,483)	(38,645,402)

(10,071,151)	(24,966,302)	75,855	3,425,677	11,671,591

11,442,767	33,288,992	3,739,807	29,450,068	83,063,619
5,938,906	3,564,778	—	18,630,895	18,327,660
(10,597,390)	(12,566,644)	—	(35,123,832)	(49,199,365)

6,784,283	24,287,126	3,739,807	12,957,131	52,191,914

2,882,512	(256,250)	3,944,055	8,847,110	46,199,567

152,128,622	152,384,872	—	296,900,635	250,701,068

$155,011,134	$152,128,622	$3,944,055	$305,747,745	$296,900,635

$3,734	$(7,215)	$15,006	$878,154	$1,054,717

184,496	1,362,230	7,776	621,515	2,359,409
182,569	213,726	—	816,416	821,660
(951,373)	(3,006,440)	—	(1,137,525)	(2,441,327)

(584,308)	(1,430,484)	7,776	300,406	739,742

662,443	1,901,948	373,830	2,006,330	5,157,881
355,806	202,405	—	1,362,503	1,151,958
(616,561)	(725,459)	—	(2,381,724)	(3,085,813)

401,688	1,378,894	373,830	987,109	3,224,026

The accompanying notes are an integral part of these financial statements.

KEELEY Funds, Inc.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Mid Cap Value Fund
	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30, 2014
OPERATIONS:
Net investment income/(loss)	$339,018	$563,529
Net realized gain/(loss) on investments	569,450	7,881,092
Change in net unrealized appreciation / (depreciation) on investments and non-interested directors deferred compensation	1,984,283	(1,389,738)

Net increase/(decrease) in net assets resulting from operations	2,892,751	7,054,883

DISTRIBUTIONS:
Net investment income - Class A	(320,919)	—
Net investment income - Class I	(361,154)	(30,616)
Net realized gains - Class A	—	—
Net realized gains - Class I	—	—

Total Distributions	(682,073)	(30,616)

CAPITAL STOCK TRANSACTIONS
Class A Shares
Proceeds from shares issued	961,017	3,142,822
Proceeds from distributions reinvested	305,534	—
Cost of shares redeemed	(5,430,764)	(6,302,390)

Net increase/(decrease) from capital stock transactions	(4,164,213)	(3,159,568)

Class I Shares
Proceeds from shares issued	571,141	11,038,453
Proceeds from distributions reinvested	269,668	24,557
Cost of shares redeemed	(3,697,990)	(4,168,057)

Net increase/(decrease) from capital stock transactions	(2,857,181)	6,894,953

TOTAL INCREASE/(DECREASE) IN NET ASSETS	(4,810,716)	10,759,652

NET ASSETS:
Beginning of period	86,315,301	75,555,649

End of period	$81,504,585	$86,315,301

Accumulated undistributed net investment income/(loss)	$248,279	$591,334

CAPITAL SHARE TRANSACTIONS:
Class A Shares
Shares sold	61,163	200,809
Issued to shareholder in reinvestment of dividends	19,228	—
Shares redeemed	(350,244)	(395,606)

Net increase/(decrease) from capital stock transactions	(269,853)	(194,797)

Class I Shares
Shares sold	36,639	695,987
Issued to shareholder in reinvestment of dividends	16,812	1,537
Shares redeemed	(232,194)	(255,879)

Net increase/(decrease) from capital stock transactions	(178,743)	441,645

The accompanying notes are an integral part of these financial statements.

KEELEY Funds, Inc.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

Mid Cap Dividend Value Fund		All Cap Value Fund		Alternative Value Fund
Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30, 2014	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30, 2014	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30, 2014

$179,111	$331,780	$553,383	$261,726	$(43,303)	$(239,938)
519,948	555,329	11,127,277	12,712,246	(310,067)	3,110,558
2,445,363	3,114,473	(8,428,851)	(68,921)	(584,772)	(2,774,612)

3,144,422	4,001,582	3,251,809	12,905,051	(938,142)	96,008

(47,104)	(121,297)	(80,066)	(77,166)	—	—
(125,745)	(252,099)	(211,508)	(132,681)	—	—
(209,004)	(92,175)	—	—	(1,047,663)	—
(435,462)	(153,045)	—	—	(839,948)	—

(817,315)	(618,616)	(291,574)	(209,847)	(1,887,611)	—

784,116	1,170,675	2,188,388	6,502,477	280,084	2,488,138
248,142	206,207	78,141	75,181	984,824	—
(1,763,474)	(722,197)	(7,054,759)	(11,308,866)	(5,073,556)	(6,729,809)

(731,216)	654,685	(4,788,230)	(4,731,208)	(3,808,648)	(4,241,671)

2,367,469	1,228,356	1,229,924	12,168,035	196,546	1,983,768
561,207	405,144	211,508	132,681	829,471	—
(54,290)	(81,464)	(6,669,585)	(5,247,779)	(3,544,188)	(2,024,420)

2,874,386	1,552,036	(5,228,153)	7,052,937	(2,518,171)	(40,652)

4,470,277	5,589,687	(7,056,148)	15,016,933	(9,152,572)	(4,186,315)

30,754,539	25,164,852	126,958,316	111,941,383	33,919,349	38,105,664

$35,224,816	$30,754,539	$119,902,168	$126,958,316	$24,766,777	$33,919,349

$5,192	$(1,070)	$517,328	$255,519	$(204,884)	$(161,579)

43,225	69,094	120,270	359,414	29,163	229,429
14,039	11,989	4,181	4,195	105,895	—
(100,619)	(41,537)	(389,029)	(610,981)	(528,475)	(621,911)

(43,355)	39,546	(264,578)	(247,372)	(393,417)	(392,482)

128,246	72,013	66,485	648,573	18,934	182,276
31,647	23,503	11,221	7,347	87,868	—
(3,074)	(4,670)	(363,184)	(290,466)	(365,218)	(186,572)

156,819	90,846	(285,478)	365,454	(258,416)	(4,296)

The accompanying notes are an integral part of these financial statements.

KEELEY Small Cap Value Fund

FINANCIAL HIGHLIGHTS

	Six Months Ended March 31, 2015 (Unaudited)		Year Ended September 30,
			2014		2013	2012	2011		2010
CLASS A (1)
Net asset value, beginning of period	$36.25		$35.62		$27.01	$20.29	$21.17		$19.12

Income from investment operations:
Net investment income/(loss)	0.03	(2)	(0.02	)(2)	0.16 (2)	0.02 (2)	(0.06	)(2)	(0.05)
Net realized and unrealized gain/(loss) on investments	3.02		0.77		8.51	6.70	(0.82)		2.14

Total from investment operations	3.05		0.75		8.67	6.72	(0.88)		2.09

Less distributions:
Net investment income	—		(0.12)		(0.06)	—	—		(0.04)
Net realized gains	(0.08)		—		—	—	—		—

Net asset value, end of period	$39.22		$36.25		$35.62	$27.01	$20.29		$21.17

Total return (3)	8.43	%(4)	2.10%		32.17%	33.12%	(4.16)%		10.92%
Supplemental data and ratios:
Net assets, end of period (in 000’s)	$1,437,957		$1,552,587		$2,036,972	$1,808,213	$2,048,832		$3,321,356
Ratio of expenses to average net assets (5)	1.35	%(6)	1.35%		1.36%	1.39%	1.35%		1.36%
Ratio of net investment income/(loss) to average net assets	0.15	%(6)	(0.06)%		0.52%	0.07%	(0.26)%		(0.20)%
Prior to Reimbursement:
Ratio of expenses to average net assets (5)	1.35	%(6)	1.35%		1.36%	1.39%	1.35%		1.36%
Ratio of net investment income/(loss) to average net assets	0.15	%(6)	(0.06)%		0.52%	0.07%	(0.26)%		(0.20)%
Portfolio turnover rate	17.66	%(4)	42.72%		51.12%	25.87%	18.98%		8.65%
CLASS I (1)
Net asset value, beginning of period	$36.61		$35.94		$27.28	$20.44	$21.28		$19.20

Income from investment operations:
Net investment income/(loss)	0.08	(2)	0.07	(2)	0.24 (2)	0.08 (2)	0.00	(2)(7)	0.01
Net realized and unrealized gain/(loss) on investments	3.06		0.79		8.58	6.76	(0.84)		2.15

Total from investment operations	3.14		0.86		8.82	6.84	(0.84)		2.16

Less distributions:
Net investment income	(0.09)		(0.19)		(0.16)	—	—		(0.08)
Net realized gains	(0.08)		—		—	—	—		—

Net asset value, end of period	$39.58		$36.61		$35.94	$27.28	$20.44		$21.28

Total return (3)	8.59	%(4)	2.36%		32.49%	33.46%	(3.95)%		11.29%
Supplemental data and ratios:
Net assets, end of period (in 000’s)	$1,043,093		$971,154		$939,482	$826,529	$711,751		$524,550
Ratio of expenses to average net assets (5)	1.10	%(6)	1.10%		1.11%	1.14%	1.10%		1.11%
Ratio of net investment income/(loss) to average net assets	0.40	%(6)	0.19%		0.77%	0.32%	(0.01)%		0.05%
Prior to Reimbursement:
Ratio of expenses to average net assets (5)	1.10	%(6)	1.10%		1.11%	1.14%	1.10%		1.11%
Ratio of net investment income/(loss) to average net assets	0.40	%(6)	0.19%		0.77%	0.32%	(0.01)%		0.05%
Portfolio turnover rate	17.66	%(4)	42.72%		51.12%	25.87%	18.98%		8.65%

(1)	Per share data is for a share outstanding throughout the period.
(2)	Net investment income/(loss) per share has been calculated based on average shares outstanding during the period.
(3)	The total return calculation does not reflect the sales load imposed on the purchase of shares (see Note 7 of the Notes to the Financial Statements).
(4)	Not Annualized.
(5)	The ratio of expenses to average net assets includes interest expense and dividend expense where applicable. (see Note 3 of the Notes to the Financial Statements).
(6)	Annualized.
(7)	Amount calculated is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

KEELEY Small Cap Dividend Value Fund

FINANCIAL HIGHLIGHTS

	Six Months Ended March 31, 2015 (Unaudited)		Year Ended September 30,				December 1, 2009 (1) to September 30, 2010
			2014	2013	2012	2011
CLASS A (2)
Net asset value, beginning of period	$16.79		$16.73	$14.21	$11.36	$11.57	$10.00

Income from investment operations:
Net investment income/(loss)	0.15	(3)	0.17 (3)	0.23 (3)	0.21 (3)	0.18 (3)	0.11
Net realized and unrealized gain/(loss) on investments	1.58		0.68	2.96	3.14	0.15	1.57

Total from investment operations	1.73		0.85	3.19	3.35	0.33	1.68

Less distributions:
Net investment income	(0.15)		(0.22)	(0.28)	(0.20)	(0.18)	(0.11)
Net realized gains	(0.91)		(0.57)	(0.39)	(0.30)	(0.36)	—

Net asset value, end of period	$17.46		$16.79	$16.73	$14.21	$11.36	$11.57

Total return (4)	10.68	%(5)	4.90%	23.20%	29.90%	2.38%	16.89	%(5)
Supplemental data and ratios:
Net assets, end of period (in 000’s)	$51,519		$59,360	$83,061	$32,549	$14,114	$3,918
Ratio of expenses to average net assets (6)	1.32	%(7)	1.39%	1.39%	1.39%	1.39%	1.40	%(7)
Ratio of net investment income/(loss) to average net assets	1.79	%(7)	0.96%	1.48%	1.53%	1.29%	1.48	%(7)
Prior to Reimbursement:
Ratio of expenses to average net assets (6)	1.45	%(7)	1.43%	1.48%	1.56%	1.66%	2.28	%(7)
Ratio of net investment income/(loss) to average net assets	1.66	%(7)	0.92%	1.39%	1.36%	1.02%	0.60	%(7)
Portfolio turnover rate	11.68	%(5)	38.81%	27.19%	28.98%	57.78%	59.48	%(5)
CLASS I (2)
Net asset value, beginning of period	$16.81		$16.75	$14.22	$11.37	$11.57	$10.00

Income from investment operations:
Net investment income/(loss)	0.18	(3)	0.21 (3)	0.27 (3)	0.24 (3)	0.21 (3)	0.14
Net realized and unrealized gain/(loss) on investments	1.57		0.69	2.97	3.14	0.16	1.56

Total from investment operations	1.75		0.90	3.24	3.38	0.37	1.70

Less distributions:
Net investment income	(0.17)		(0.27)	(0.32)	(0.23)	(0.21)	(0.13)
Net realized gains	(0.91)		(0.57)	(0.39)	(0.30)	(0.36)	—

Net asset value, end of period	$17.48		$16.81	$16.75	$14.22	$11.37	$11.57

Total return (4)	10.80	%(5)	5.17%	23.53%	30.16%	2.69%	17.08	%(5)
Supplemental data and ratios:
Net assets, end of period (in 000’s)	$103,493		$92,769	$69,324	$31,495	$16,789	$13,728
Ratio of expenses to average net assets (6)	1.07	%(7)	1.14%	1.14%	1.14%	1.14%	1.15	%(7)
Ratio of net investment income/(loss) to average net assets	2.04	%(7)	1.21%	1.73%	1.78%	1.54%	1.60	%(7)
Prior to Reimbursement:
Ratio of expenses to average net assets (6)	1.20	%(7)	1.18%	1.23%	1.31%	1.41%	2.03	%(7)
Ratio of net investment income/(loss) to average net assets	1.91	%(7)	1.17%	1.64%	1.61%	1.27%	0.72	%(7)
Portfolio turnover rate	11.68	%(5)	38.81%	27.19%	28.98%	57.78%	59.48	%(5)

(1)	Commencement of operations.
(2)	Per share data is for a share outstanding throughout the period.
(3)	Net investment income/(loss) per share has been calculated based on average shares outstanding during the period.
(4)	The total return calculation does not reflect the sales load imposed on the purchase of shares (see Note 7 of the Notes to the Financial Statements).
(5)	Not Annualized.
(6)	The ratio of expenses to average net assets includes interest expense and dividend expense where applicable. (see Note 3 of the Notes to the Financial Statements).
(7)	Annualized.

The accompanying notes are an integral part of these financial statements.

KEELEY International Small Cap Value Fund

FINANCIAL HIGHLIGHTS

	December 31, 2014 (1) to March 31, 2015 (Unaudited)
CLASS A (2)
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income/(loss) (3)	0.04
Net realized and unrealized gain/(loss) on investments	0.29

Total from investment operations	0.33

Net asset value, end of period	$10.33

Total return (4)	3.30	%(5)
Supplemental data and ratios:
Net assets, end of period (in 000’s)	$80
Ratio of expenses to average net assets (6)	1.49	%(7)
Ratio of net investment income/(loss) to average net assets	1.69	%(7)
Prior to Reimbursement:
Ratio of expenses to average net assets (6)	6.06	%(7)
Ratio of net investment income/(loss) to average net assets	(2.88	)%(7)
Portfolio turnover rate	18.50	%(5)
CLASS I (2)
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income/(loss) (3)	0.05
Net realized and unrealized gain/(loss) on investments	0.29

Total from investment operations	0.34

Net asset value, end of period	$10.34

Total return (4)	3.40	%(5)
Supplemental data and ratios:
Net assets, end of period (in 000’s)	$3,864
Ratio of expenses to average net assets (6)	1.24	%(7)
Ratio of net investment income/(loss) to average net assets	1.94	%(7)
Prior to Reimbursement:
Ratio of expenses to average net assets (6)	5.81	%(7)
Ratio of net investment income/(loss) to average net assets	(2.63	)%(7)
Portfolio turnover rate	18.50	%(5)

(1)	Commencement of operations.
(2)	Per share data is for a share outstanding throughout the period.
(3)	Net investment income/(loss) per share has been calculated based on average shares outstanding during the period.
(4)	The total return calculation does not reflect the sales load imposed on the purchase of shares (see Note 7 of the Notes to the Financial Statements).
(5)	Not Annualized.
(6)	The ratio of expenses to average net assets includes interest expense and dividend expense where applicable. (see Note 3 of the Notes to the Financial Statements).
(7)	Annualized.

The accompanying notes are an integral part of these financial statements.

KEELEY Small-Mid Cap Value Fund

FINANCIAL HIGHLIGHTS

	Six Months Ended March 31, 2015 (Unaudited)		Year Ended September 30,
			2014	2013	2012		2011		2010
CLASS A (1)
Net asset value, beginning of period	$15.22		$16.21	$12.12	$8.54		$8.91		$8.26

Income from investment operations:
Net investment income/(loss)	0.03	(2)	0.04 (2)	0.08 (2)	(0.05	)(2)	(0.05	)(2)	(0.01)
Net realized and unrealized gain/(loss) on investments	1.04		0.97	4.18	3.63		(0.32)		0.66

Total from investment operations	1.07		1.01	4.26	3.58		(0.37)		0.65

Less distributions:
Net investment income	(0.03)		(0.02)	(0.03)	—		—		—
Net realized gains	(1.58)		(1.98)	(0.14)	—		—		—

Net asset value, end of period	$14.68		$15.22	$16.21	$12.12		$8.54		$8.91

Total return (3)	8.12	%(4)	5.88%	35.49%	41.92%		(4.15)%		7.87%
Supplemental data and ratios:
Net assets, end of period (in 000’s)	$111,344		$110,862	$106,054	$65,283		$46,334		$51,871
Ratio of expenses to average net assets (5)	1.39	%(6)	1.39%	1.39%	1.40%		1.40%		1.39%
Ratio of net investment income/(loss) to average net assets	0.46	%(6)	0.23%	0.58%	(0.45)%		(0.43)%		(0.21)%
Prior to Reimbursement:
Ratio of expenses to average net assets (5)	1.42	%(6)	1.42%	1.43%	1.45%		1.47%		1.55%
Ratio of net investment income/(loss) to average net assets	0.43	%(6)	0.20%	0.54%	(0.50)%		(0.50)%		(0.37)%
Portfolio turnover rate	11.29	%(4)	43.10%	68.27%	51.11%		78.42%		46.07%
CLASS I (1)
Net asset value, beginning of period	$15.46		$16.43	$12.25	$8.62		$8.96		$8.30

Income from investment operations:
Net investment income/(loss)	0.05	(2)	0.08 (2)	0.12 (2)	(0.02	)(2)	(0.02	)(2)	0.00 (7)
Net realized and unrealized gain/(loss) on investments	1.06		0.98	4.24	3.65		(0.32)		0.67

Total from investment operations	1.11		1.06	4.36	3.63		(0.34)		0.67

Less distributions:
Net investment income	(0.06)		(0.05)	(0.04)	—		—		(0.01)
Net realized gains	(1.58)		(1.98)	(0.14)	—		—		—

Net asset value, end of period	$14.93		$15.46	$16.43	$12.25		$8.62		$8.96

Total return (3)	8.26	%(4)	6.11%	35.93%	42.11%		(3.79)%		8.09%
Supplemental data and ratios:
Net assets, end of period (in 000’s)	$194,404		$186,039	$144,647	$118,712		$72,573		$32,310
Ratio of expenses to average net assets (5)	1.14	%(6)	1.14%	1.14%	1.15%		1.15%		1.14%
Ratio of net investment income/(loss) to average net assets	0.71	%(6)	0.48%	0.83%	(0.20)%		(0.18)%		0.04%
Prior to Reimbursement:
Ratio of expenses to average net assets (5)	1.17	%(6)	1.17%	1.18%	1.20%		1.22%		1.30%
Ratio of net investment income/(loss) to average net assets	0.68	%(6)	0.45%	0.79%	(0.25)%		(0.25)%		(0.12)%
Portfolio turnover rate	11.29	%(4)	43.10%	68.27%	51.11%		78.42%		46.07%

(1)	Per share data is for a share outstanding throughout the period.
(2)	Net investment income/(loss) per share has been calculated based on average shares outstanding during the period.
(3)	The total return calculation does not reflect the sales load imposed on the purchase of shares (see Note 7 of the Notes to the Financial Statements).
(4)	Not Annualized.
(5)	The ratio of expenses to average net assets includes interest expense and dividend expense where applicable. (see Note 3 of the Notes to the Financial Statements).
(6)	Annualized.
(7)	Amount calculated is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

KEELEY Mid Cap Value Fund

FINANCIAL HIGHLIGHTS

	Six Months Ended March 31, 2015 (Unaudited)		Year Ended September 30,
			2014	2013	2012		2011		2010
CLASS A (1)
Net asset value, beginning of period	$15.65		$14.36	$11.08	$8.53		$8.78		$8.12

Income from investment operations:
Net investment income/(loss)	0.06	(2)	0.09 (2)	0.04 (2)	(0.01	)(2)	(0.02	)(2)	(0.03)
Net realized and unrealized gain/(loss) on investments	0.50		1.20	3.26	2.56		(0.23)		0.70

Total from investment operations	0.56		1.29	3.30	2.55		(0.25)		0.67

Less distributions:
Net investment income	(0.10)		—	(0.02)	—		—		(0.01)

Net asset value, end of period	$16.11		$15.65	$14.36	$11.08		$8.53		$8.78

Total return (3)	3.60	%(4)	8.98%	29.80%	29.89%		(2.85)%		8.27%
Supplemental data and ratios:
Net assets, end of period (in 000’s)	$49,426		$52,225	$50,730	$41,861		$37,427		$47,868
Ratio of expenses to average net assets (5)	1.39	%(6)	1.39%	1.39%	1.39%		1.40%		1.40%
Ratio of net investment income/(loss) to average net assets	0.73	%(6)	0.55%	0.31%	(0.06)%		(0.21)%		(0.34)%
Prior to Reimbursement:
Ratio of expenses to average net assets (5)	1.48	%(6)	1.46%	1.51%	1.53%		1.51%		1.55%
Ratio of net investment income/(loss) to average net assets	0.64	%(6)	0.48%	0.19%	(0.20)%		(0.32)%		(0.49)%
Portfolio turnover rate	11.02	%(4)	29.22%	34.61%	26.44%		25.60%		37.90%
CLASS I (1)
Net asset value, beginning of period	$15.85		$14.53	$11.19	$8.59		$8.83		$8.16

Income from investment operations:
Net investment income/(loss)	0.08	(2)	0.13 (2)	0.07 (2)	0.02	(2)	0.00	(2)(7)	(0.01)
Net realized and unrealized gain/(loss) on investments	0.52		1.21	3.30	2.58		(0.24)		0.71

Total from investment operations	0.60		1.34	3.37	2.60		(0.24)		0.70

Less distributions:
Net investment income	(0.18)		(0.02)	(0.03)	—		—		(0.03)

Net asset value, end of period	$16.27		$15.85	$14.53	$11.19		$8.59		$8.83

Total return (3)	3.78	%(4)	9.20%	30.13%	30.27%		(2.72)%		8.63%
Supplemental data and ratios:
Net assets, end of period (in 000’s)	$32,078		$34,090	$24,826	$14,846		$11,523		$14,650
Ratio of expenses to average net assets (5)	1.14	%(6)	1.14%	1.14%	1.14%		1.15%		1.15%
Ratio of net investment income/(loss) to average net assets	0.98	%(6)	0.80%	0.56%	0.19%		0.04%		(0.08)%
Prior to Reimbursement:
Ratio of expenses to average net assets (5)	1.23	%(6)	1.21%	1.26%	1.28%		1.26%		1.30%
Ratio of net investment income/(loss) to average net assets	0.89	%(6)	0.73%	0.44%	0.05%		(0.07)%		(0.23)%
Portfolio turnover rate	11.02	%(4)	29.22%	34.61%	26.44%		25.60%		37.90%

(1)	Per share data is for a share outstanding throughout the period.
(2)	Net investment income/(loss) per share has been calculated based on average shares outstanding during the period.
(3)	The total return calculation does not reflect the sales load imposed on the purchase of shares (see Note 7 of the Notes to the Financial Statements).
(4)	Not Annualized.
(5)	The ratio of expenses to average net assets includes interest expense and dividend expense where applicable. (see Note 3 of the Notes to the Financial Statements).
(6)	Annualized.
(7)	Amount calculated is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

KEELEY Mid Cap Dividend Value Fund

FINANCIAL HIGHLIGHTS

	Six Months Ended March 31, 2015 (Unaudited)		Year Ended September 30,		October 3, 2011 (1) to September 30, 2012
			2014	2013
CLASS A (2)
Net asset value, beginning of period	$17.59		$15.55	$12.60	$10.00

Income from investment operations:
Net investment income/(loss) (3)	0.09		0.17	0.19	0.18
Net realized and unrealized gain/(loss) on investments	1.69		2.21	2.98	2.59

Total from investment operations	1.78		2.38	3.17	2.77

Less distributions:
Net investment income	(0.08)		(0.19)	(0.22)	(0.17)
Net realized gains	(0.38)		(0.15)	—	—

Net asset value, end of period	$18.91		$17.59	$15.55	$12.60

Total return (4)	10.30	%(5)	15.37%	25.41%	27.80	%(5)
Supplemental data and ratios:
Net assets, end of period (in 000’s)	$11,272		$11,243	$9,327	$5,721
Ratio of expenses to average net assets (6)	1.32	%(7)	1.39%	1.39%	1.41	%(7)
Ratio of net investment income/(loss) to average net assets	0.95	%(7)	0.99%	1.31%	1.52	%(7)
Prior to Reimbursement:
Ratio of expenses to average net assets (6)	1.61	%(7)	1.59%	1.87%	2.83	%(7)
Ratio of net investment income/(loss) to average net assets	0.66	%(7)	0.79%	0.83%	0.10	%(7)
Portfolio turnover rate	12.68	%(5)	13.32%	36.12%	13.74	%(5)
CLASS I (2)
Net asset value, beginning of period	$17.59		$15.55	$12.60	$10.00

Income from investment operations:
Net investment income/(loss) (3)	0.11		0.21	0.23	0.21
Net realized and unrealized gain/(loss) on investments	1.70		2.21	2.98	2.59

Total from investment operations	1.81		2.42	3.21	2.80

Less distributions:
Net investment income	(0.10)		(0.23)	(0.26)	(0.20)
Net realized gains	(0.38)		(0.15)	—	—

Net asset value, end of period	$18.92		$17.59	$15.55	$12.60

Total return (4)	10.49	%(5)	15.65%	25.71%	28.10	%(5)
Supplemental data and ratios:
Net assets, end of period (in 000’s)	$23,953		$19,511	$15,838	$3,381
Ratio of expenses to average net assets (6)	1.07	%(7)	1.14%	1.14%	1.16	%(7)
Ratio of net investment income/(loss) to average net assets	1.20	%(7)	1.24%	1.56%	1.77	%(7)
Prior to Reimbursement:
Ratio of expenses to average net assets (6)	1.36	%(7)	1.34%	1.62%	2.58	%(7)
Ratio of net investment income/(loss) to average net assets	0.91	%(7)	1.04%	1.08%	0.35	%(7)
Portfolio turnover rate	12.68	%(5)	13.32%	36.12%	13.74	%(5)

(1)	Commencement of operations.
(2)	Per share data is for a share outstanding throughout the period.
(3)	Net investment income/(loss) per share has been calculated based on average shares outstanding during the period.
(4)	The total return calculation does not reflect the sales load imposed on the purchase of shares (see Note 7 of the Notes to the Financial Statements).
(5)	Not Annualized.
(6)	The ratio of expenses to average net assets includes interest expense and dividend expense where applicable. (see Note 3 of the Notes to the Financial Statements).
(7)	Annualized.

The accompanying notes are an integral part of these financial statements.

KEELEY All Cap Value Fund

FINANCIAL HIGHLIGHTS

	Six Months Ended March 31, 2015 (Unaudited)		Year Ended September 30,
			2014	2013	2012	2011		2010
CLASS A (1)
Net asset value, beginning of period	$18.27		$16.40	$12.77	$9.61	$9.77		$8.98

Income from investment operations:
Net investment income/(loss)	0.07	(2)	0.02 (2)	0.05 (2)	0.01 (2)	(0.01	)(2)	(0.03)
Net realized and unrealized gain/(loss) on investments	0.43		1.87	3.62	3.15	(0.15)		0.82

Total from investment operations	0.50		1.89	3.67	3.16	(0.16)		0.79

Less distributions:
Net investment income	(0.02)		(0.02)	(0.04)	—	—		0.00 (3)

Net asset value, end of period	$18.75		$18.27	$16.40	$12.77	$9.61		$9.77

Total return (4)	2.75	%(5)	11.52%	28.79%	32.88%	(1.64)%		8.80%
Supplemental data and ratios:
Net assets, end of period (in 000’s)	$64,943		$68,091	$65,187	$52,581	$43,931		$52,198
Ratio of expenses to average net assets (6)	1.39	%(7)	1.39%	1.39%	1.39%	1.39%		1.40%
Ratio of net investment income/(loss) to average net assets	0.80	%(7)	0.10%	0.34%	0.11%	(0.13)%		(0.24)%
Prior to Reimbursement:
Ratio of expenses to average net assets (6)	1.45	%(7)	1.43%	1.46%	1.47%	1.47%		1.53%
Ratio of net investment income/(loss) to average net assets	0.74	%(7)	0.06%	0.27%	0.03%	(0.21)%		(0.37)%
Portfolio turnover rate	25.27	%(5)	35.16%	46.16%	50.10%	39.65%		34.47%
CLASS I (1)
Net asset value, beginning of period	$18.45		$16.55	$12.89	$9.67	$9.82		$9.02

Income from investment operations:
Net investment income/(loss)	0.10	(2)	0.07 (2)	0.09 (2)	0.04 (2)	0.02	(2)	0.00 (3)
Net realized and unrealized gain/(loss) on investments	0.44		1.88	3.65	3.18	(0.17)		0.82

Total from investment operations	0.54		1.95	3.74	3.22	(0.15)		0.82

Less distributions:
Net investment income	(0.07)		(0.05)	(0.08)	—	—		(0.02)

Net asset value, end of period	$18.92		$18.45	$16.55	$12.89	$9.67		$9.82

Total return (4)	2.92	%(5)	11.78%	29.13%	33.30%	(1.53)%		9.10%
Supplemental data and ratios:
Net assets, end of period (in 000’s)	$54,959		$58,867	$46,754	$32,375	$26,023		$21,539
Ratio of expenses to average net assets (6)	1.14	%(7)	1.14%	1.14%	1.14%	1.14%		1.15%
Ratio of net investment income/(loss) to average net assets	1.05	%(7)	0.35%	0.59%	0.36%	0.12%		0.02%
Prior to Reimbursement:
Ratio of expenses to average net assets (6)	1.20	%(7)	1.18%	1.21%	1.22%	1.22%		1.28%
Ratio of net investment income/(loss) to average net assets	0.99	%(7)	0.31%	0.52%	0.28%	0.04%		(0.12)%
Portfolio turnover rate	25.27	%(5)	35.16%	46.16%	50.10%	39.65%		34.47%

(1)	Per share data is for a share outstanding throughout the period.
(2)	Net investment income/(loss) per share has been calculated based on average shares outstanding during the period.
(3)	Amount calculated is less than $0.005 per share.
(4)	The total return calculation does not reflect the sales load imposed on the purchase of shares (see Note 7 of the Notes to the Financial Statements).
(5)	Not Annualized.
(6)	The ratio of expenses to average net assets includes interest expense and dividend expense where applicable. (see Note 3 of the Notes to the Financial Statements).
(7)	Annualized.

The accompanying notes are an integral part of these financial statements.

KEELEY Alternative Value Fund

FINANCIAL HIGHLIGHTS

	Six Months Ended March 31, 2015 (Unaudited)		Year Ended September 30,							April 1, 2010(1) to September 30, 2010
			2014		2013	2012		2011
CLASS A (2)
Net asset value, beginning of period	$10.47		$10.49		$8.71	$9.09		$9.03		$10.00

Income from investment operations:
Net investment income/(loss)	(0.02	)(3)	(0.08	)(3)	0.01 (3)	(0.09	)(3)	(0.13	)(3)	(0.02)
Net realized and unrealized gain/(loss) on investments	(0.28)		0.06		1.77	1.28		0.29		(0.95)

Total from investment operations	(0.30)		(0.02)		1.78	1.19		0.16		(0.97)

Less distributions:
Net realized gains	(0.60)		—		—	(1.57)		(0.10)		—

Net asset value, end of period	$9.57		$10.47		$10.49	$8.71		$9.09		$9.03

Total return (4)	(2.71	)%(5)	(0.19)%		20.44%	15.86%		1.68%		(9.70	)%(5)
Supplemental data and ratios:
Net assets, end of period (in 000’s)	$13,631		$19,025		$23,176	$11,937		$8,924		$2,270
Ratio of expenses to average net assets (6)	1.91	%(7)	2.33%		1.90%	1.97%		2.21%		1.91	%(7)
Ratio of net investment income/(loss) to average net assets	(0.40	)%(7)	(0.73)%		0.10%	(1.02)%		(1.30)%		(0.97	)%(7)
Prior to Reimbursement:
Ratio of expenses to average net assets (6)	2.31	%(7)	2.63%		2.25%	2.47%		2.59%		2.52	%(7)
Ratio of net investment income/(loss) to average net assets	(0.80	)%(7)	(1.03)%		(0.25)%	(1.52)%		(1.68)%		(1.58	)%(7)
Portfolio turnover rate	15.35	%(5)	66.46%		71.07%	59.05%		77.59%		91.52	%(5)
CLASS I (2)
Net asset value, beginning of period	$10.62		$10.61		$8.78	$9.13		$9.05		$10.00

Income from investment operations:
Net investment income/(loss)	(0.01	)(3)	(0.05	)(3)	0.04 (3)	(0.07	)(3)	(0.10	)(3)	(0.04)
Net realized and unrealized gain/(loss) on investments	(0.28)		0.06		1.79	1.29		0.28		(0.91)

Total from investment operations	(0.29)		0.01		1.83	1.22		0.18		(0.95)

Less distributions:
Net realized gains	(0.60)		—		—	(1.57)		(0.10)		—

Net asset value, end of period	$9.73		$10.62		$10.61	$8.78		$9.13		$9.05

Total return (4)	(2.57	)%(5)	0.09%		20.84%	16.15%		1.90%		(9.50	)%(5)
Supplemental data and ratios:
Net assets, end of period (in 000’s)	$11,136		$14,894		$14,929	$11,565		$12,006		$24,522
Ratio of expenses to average net assets (6)	1.66	%(7)	2.08%		1.65%	1.72%		1.96%		1.66	%(7)
Ratio of net investment income/(loss) to average net assets	(0.15	)%(7)	(0.48)%		0.35%	(0.77)%		(1.05)%		(0.83	)%(7)
Prior to Reimbursement:
Ratio of expenses to average net assets (6)	2.06	%(7)	2.38%		2.00%	2.22%		2.34%		2.22	%(7)
Ratio of net investment income/(loss) to average net assets	(0.55	)%(7)	(0.78)%		0.00%	(1.27)%		(1.43)%		(1.39	)%(7)
Portfolio turnover rate	15.35	%(5)	66.46%		71.07%	59.05%		77.59%		91.52	%(5)

(1)	Commencement of operations.
(2)	Per share data is for a share outstanding throughout the period.
(3)	Net investment income/(loss) per share has been calculated based on average shares outstanding during the period.
(4)	The total return calculation does not reflect the sales load imposed on the purchase of shares (see Note 7 of the Notes to the Financial Statements).
(5)	Not Annualized.
(6)	The ratio of expenses to average net assets includes interest expense and dividend expense where applicable. (see Note 3 of the Notes to the Financial Statements).
(7)	Annualized.

The accompanying notes are an integral part of these financial statements.

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS

March 31, 2015 (Unaudited)

1.	ORGANIZATION

KEELEY Funds, Inc. (the “Corporation”) was organized on April 7, 2005 as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-ended investment company. The Corporation consists of KEELEY Small Cap Value Fund (“KSCVF”), KEELEY Small Cap Dividend Value Fund (“KSDVF”), KEELEY International Small Cap Value Fund (“KISVF”), KEELEY Small-Mid Cap Value Fund (“KSMVF”), KEELEY Mid Cap Value Fund (“KMCVF”), KEELEY Mid Cap Dividend Value Fund (“KMDVF”), KEELEY All Cap Value Fund (“KACVF”), and KEELEY Alternative Value Fund (“KALVF”) (each, a “Fund,” and collectively, the “Funds”), each with two classes of shares: Class A and Class I. As noted in the Funds’ prospectus, Class I is an institutional class and does not charge a sales load or a 12b-1 fee to its shareholders. The Keeley Small Cap Value Fund, Inc., predecessor to KSCVF, commenced operations on October 1, 1993. As part of a plan of reorganization, on December 31, 2007, Keeley Small Cap Value Fund, Inc. merged into KSCVF, a newly-created series within the Corporation. KSDVF, KISVF, KSMVF, KMCVF, KMDVF, KACVF and KALVF commenced operations on December 1, 2009, December 31, 2014, August 15, 2007, August 15, 2005, October 3, 2011, June 14, 2006 and April 1, 2010, respectively.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Corporation in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

a)    Investment Valuation – Securities which are traded on a recognized stock exchange are valued at the last sale price each day on the securities exchange on which such securities are primarily traded or at the last sale price on a national securities exchange. Exchange-traded securities for which there were no transactions are valued at the current bid prices. Securities traded on only over-the-counter markets (1) are valued at the NASDAQ Official Closing Price (“NOCP”), as determined by NASDAQ, or (2) lacking an NOCP, the last current reported sale price as of the time of valuation on NASDAQ, or (3) lacking any current reported sales price as of the time of valuation on NASDAQ, at the mean between the most recent bid and asked quotations. Securities issued by a foreign issuer that are not traded on a securities

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

March 31, 2015 (Unaudited)

exchange in the United States or in the over-the-counter market and quoted on the NASDAQ National Market System are valued at the last quoted sale price as of the close of the regular trading hours of the principal exchange or the over-the-counter market on which the security is traded on the day valuation is made. Foreign securities that were not traded on the valuation date are valued at the last reported bid price. Debt securities and other fixed income securities (other than short-term obligations) held by the Funds are valued by an independent pricing service that uses various valuation methodologies such as matrix pricing and other analytical pricing models, as well as market transactions and dealer quotations. Short-term securities with remaining maturities of 61 days or more are valued at current market quotations as provided by an independent pricing service on the day of valuation. Securities maturing in 60 days or less and securities that are not eligible for vendor pricing (including government and retail money-market funds, repurchase agreements and demand notes) are valued at amortized cost on the day of valuation, which approximates fair value.

Securities for which quotations are not readily available are valued by the Funds’ investment adviser, Keeley Asset Management Corp. (the “Adviser”), at their respective fair values as determined in good faith pursuant to procedures adopted by the Corporation’s Board of Directors. For each investment that is fair valued, the Adviser takes into consideration, to the extent applicable, various factors, including, but not limited to, the financial condition of the company, comparable companies in the public market, the nature and duration of the cause for a quotation not being readily available and other relevant factors. Securities fair valued by the Adviser are indicated in the Schedules of Investments and are categorized as Level 2 or Level 3 of the fair value hierarchy. Valuation adjustments may be applied to certain common and preferred stocks that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the New York Stock Exchange (“NYSE”). These securities are generally valued using pricing service providers that consider the correlation of the trading patterns of the foreign securities to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Other than these valuation adjustments, no securities were fair valued as of March 31, 2015. As of March 31, 2015, KISVF held securities with these valuation adjustments. The value of these securities totals $2,797,142, which represents 70.92% of KISVF’s total net assets.

The Funds have performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the following three broad categories:

•     Level 1 – Quoted unadjusted prices for identical instruments in active markets to which the Corporation has access at the date of measurement.

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

March 31, 2015 (Unaudited)

•     Level 2 – Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

•     Level 3 – Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Funds’ own assumptions that market participants would use to price the asset or liability based on the best available information.

Keeley Small Cap Value Fund	Level 1	Level 2	Level 3	Total

Common Stocks*	$2,482,529,393	$—	$—	$2,482,529,393
Short Term Investments	3,270,472	33,000,000	—	36,270,472

Total Investments in Securities	$2,485,799,865	$33,000,000	$—	$2,518,799,865

Keeley Small Cap Dividend Value Fund	Level 1	Level 2	Level 3	Total
Common Stocks*	$150,988,181	$—	$—	$150,988,181
Short Term Investments	3,898,302	—	—	3,898,302

Total Investments in Securities	$154,886,483	$—	$—	$154,886,483

Keeley International Small Cap Value Fund	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$248,373	$656,494	$—	$904,867
Consumer Staples	—	142,282	—	142,282
Energy	159,166	124,064	—	283,230
Financials	199,580	320,555	—	520,135
Health Care	—	118,692	—	118,692
Industrials	123,826	939,912	—	1,063,738
Information Technology	129,845	280,714	—	410,559
Materials	92,464	214,429	—	306,893

Total Common Stocks	953,254	2,797,142	—	3,750,396
Short Term Investments	95,329	—	—	95,329

Total Investments in Securities	$1,048,583	$2,797,142	$—	$3,845,725

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

March 31, 2015 (Unaudited)

Keeley Small-Mid Cap Value Fund	Level 1	Level 2	Level 3	Total
Common Stocks*	$301,467,977	$—	$—	$301,467,977
Short Term Investments	4,684,572	—	—	4,684,572

Total Investments in Securities	$306,152,549	$—	$—	$306,152,549

Keeley Mid Cap Value Fund	Level 1	Level 2	Level 3	Total
Common Stocks*	$80,787,745	$—	$—	$80,787,745
Short-Term Investments	623,195	—	—	623,195

Total Investments in Securities	$81,410,940	$—	$—	$81,410,940

Keeley Mid Cap Dividend Value Fund	Level 1	Level 2	Level 3	Total
Common Stocks*	$33,039,269	$—	$—	$33,039,269
Exchange Traded Funds*	519,294	—	—	519,294
Short-Term Investments	1,608,533	—	—	1,608,533

Total Investments in Securities	$35,167,096	$—	$—	$35,167,096

Keeley All Cap Value Fund	Level 1	Level 2	Level 3	Total
Common Stocks*	$117,485,559	$—	$—	$117,485,559
Short-Term Investments	2,150,567	—	—	2,150,567

Total Investments in Securities	$119,636,126	$—	$—	$119,636,126

Keeley Alternative Value Fund	Level 1	Level 2	Level 3	Total
Common Stocks*	$24,690,559	$—	$—	$24,690,559
Short-Term Investments	246,670	—	—	246,670

Total Investments in Securities	$24,937,229	$—	$—	$24,937,229

Other Financial Instruments
Securities Sold Short	$6,194,744	$—	$—	$6,194,744

Total Investments in Other Financial Instruments	$6,194,744	$—	$—	$6,194,744

*	See the Schedule of Investments for the investments detailed by industry classification.

There were no transfers between Levels 1 and 2 at the end of the period March 31, 2015 for the Funds. Transfers between levels are identified at the end of the reporting period.

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

March 31, 2015 (Unaudited)

Derivatives:

The Funds are required to include disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

None of the Funds (except KALVF) currently invest in derivatives. KALVF invests in derivatives to the extent permitted by its investment objectives and policies. Derivatives are financial instruments whose value is based on the value of another underlying asset, interest rate, index or financial instrument.

KALVF’s use of derivatives may increase or decrease its exposure to market risk, including the risk that the change in the value of the derivative may not correlate with changes in the value of the underlying securities. KALVF also is exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty risk. Liquidity risk is the risk that KALVF will be unable to sell a particular derivative in the open market in a timely manner. Counterparty risk is the risk that a counterparty will not be able to fulfill its obligations to the Fund pursuant to the terms of a derivative investment. KALVF’s maximum risk of loss from counterparty risk is generally the aggregate unrealized appreciation and unpaid counterparty fees in excess of any collateral pledged by the counterparty to the Fund. Counterparty risk related to exchange-traded futures contracts is limited because of the protection provided by the exchange on which they trade.

Futures Contracts – KALVF may enter into futures contracts, which are agreements between two parties to buy or sell a specified underlying instrument for a fixed price on a specified future date, to the extent permitted by its investment objectives and policies. KALVF enters into futures contracts to manage its exposure to the stock market. Upon entering into futures contracts, KALVF is required to deposit cash or pledge securities as initial margin, with additional securities segregated up to the current market value of all of KALVF’s futures contracts. Any subsequent margin deposit increases or decreases, which are dependent on the daily fluctuations in the value of the instrument underlying the contract, are made or received by KALVF periodically (Variation Margin) and are recorded as unrealized gains or losses until the contracts are closed. Each outstanding futures contracts is valued at the official settlement price for such contract on the exchange, board of trade or similar entity on which the contract is traded at the time of valuation, except that if the market price of the contract has increased or decreased by the maximum amount permitted on the valuation date, the contract is fair valued by the Adviser. When the contracts are closed, KALVF will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and KALVF’s basis in the contracts.

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

March 31, 2015 (Unaudited)

KALVF did not enter into any futures contracts for the period from October 1, 2014 to March 31, 2015.

Options – KALVF may purchase and write put and call options on securities, currencies or indices and enter into related closing transactions. KALVF enters into options contracts to manage its exposure to the stock market. When KALVF writes an option, an amount equal to the premium received by KALVF is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by KALVF on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a close purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. Options on securities that are listed on an exchange are valued at the mean of the closing bid and ask price on such exchange having the trade closest to the close of the NYSE on the day of valuation. The value of an option purchased or written is marked to market daily and valued at the mean of the closing bid and ask of the option on the exchange, board of trade or similar entity on which it is traded. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether KALVF has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by KALVF. KALVF, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. The potential loss of investing in purchased or written options is unlimited.

KALVF did not enter into written or purchased options during the period from October 1, 2014 to March 31, 2015.

Warrants – The Funds may invest in warrants or rights (other than those acquired in units or attached to other securities), which entitle the purchaser to buy equity securities at a specific price for a specific period of time. Warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Short Positions:

KALVF may hold short positions to the extent permitted by its investment policies and objectives. Short sales are transactions in which KALVF sells a security it does not own in anticipation of a decline in the market value of that security. This typically is done for economic hedging purposes to protect KALVF under circumstances when stock prices in the portfolio are deteriorating. The amount of the securities sold short subsequently is marked-to-market to reflect the current value of the short position. KALVF is liable for

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

March 31, 2015 (Unaudited)

any dividends or interest payable on securities while those securities are in a short position. As collateral for its short positions, KALVF is required under the 1940 Act to maintain segregated assets consisting of cash, cash equivalents, or liquid securities. These segregated assets are valued consistent with the investment valuations described above. The amount of segregated assets is required to be adjusted daily to reflect changes in the market value of the securities sold short. KALVF will incur a loss as a result of the short sale if the price of the security sold short increases between the date of the short sale and the date on which KALVF replaces the borrowed security. KALVF will realize a gain if the security sold short declines in price between those dates. The potential loss of investing in a short position is unlimited.

KALVF held short positions during the period from October 1, 2014 to March 31, 2015. As a result of these short positions, KALVF recognized net realized losses of $2,140,952 during this period, and recognized a change in net unrealized depreciation of $949,339 on securities sold short during this period. These amounts are included in KALVF’s Statement of Operations. See the Schedule of Investments for KALVF’s short positions as of March 31, 2015.

b)    Federal Income and Excise Taxes – It is the Funds’ policy to meet the requirements of Subtitle A, Chapter 1, Subchapter M of the Internal Revenue Code, as amended, applicable to regulated investment companies and to distribute all investment company net taxable income and net capital gains to shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is required.

There is no tax liability resulting from unrecognized tax benefits relating to uncertain tax positions taken or expected to be taken on the tax return for the fiscal year end September 30, 2014, or for any other tax years which are open for exam. As of September 30, 2014, open tax years include the tax years ended September 30, 2011 through 2014. The Funds also are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. During the period, the Funds did not incur any tax interest or penalties. As of September 30, 2014, no examinations were in progress.

c)    Distributions to Shareholders – Dividends from net investment income, if any, will be declared and paid annually for KSCVF, KISVF, KSMVF, KMCVF, KACVF and KALVF. Dividends from net investment income, if any, will be declared and paid quarterly for KSDVF and KMDVF. Distributions of net realized gains, if any, will be declared and paid at least annually for all Funds. Distributions to shareholders are recorded on the ex-dividend date. A Fund may make reclassifications periodically among certain of its capital accounts as a result of the characterization of certain income and realized gains determined annually in accordance with federal tax regulations that may differ from generally accepted

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

March 31, 2015 (Unaudited)

accounting principles. These reclassifications between capital accounts were made for only those differences that are permanent in nature such as net operating losses, non-deductible costs and dividend reclasses as follows:

Fund	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid-In Capital
KSCVF	$(435,461)	$435,461	$—
KSDVF	503,988	(503,988)	—
KISVF	N/A	N/A	N/A
KSMVF	(151,024)	151,024	—
KMCVF	(54,062)	54,062	—
KMDVF	43,957	(43,884)	(73)
KACVF	—	—	—
KALVF	113,103	16,620	(129,723)

d)    Other – Investment transactions are recorded on trade date for financial reporting purposes. The Funds determine the gain or loss realized from investment transactions by comparing the identified original cost of the security lot sold with the net sale proceeds. Dividend income less foreign tax withheld, if any, is recognized on the ex-dividend date and interest income is recognized on an accrual basis, including amortization/accretion of premiums or discounts using the effective interest method.

Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rates of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rates of exchange prevailing on the respective dates of such translations. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin. Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. KISVF reports certain foreign currency-related transactions as components of realized gains or losses for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Net investment income, other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class).

Expenses common to all portfolios are allocated among the Funds based upon their relative net assets values or other appropriate allocation methods.

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

March 31, 2015 (Unaudited)

e)    Guarantees and Indemnifications – In the normal course of business, the Corporation may enter into a contract with service providers that contains general indemnification clauses. The Corporation’s maximum exposure under these arrangements is unknown as this would involve future claims against the Corporation that have not yet occurred. Based on experience, the Corporation expects the risk of loss to be remote.

f)    Securities Lending – The Funds may lend their portfolio securities to banks, brokers and dealers. Lending of the Funds’ securities exposes the Funds to risks such as the following: (i) the borrower may fail to return the loaned securities, (ii) the borrower may not be able to provide additional collateral in instances when the value of the collateral is less than the loaned securities, (iii) the Funds may experience delays in recovery of the loaned securities or delays in access to collateral, or (iv) the Funds may experience losses related to the reinvestment of collateral. To minimize certain of these risks, the borrower must agree to maintain collateral with the Funds’ custodian, marked-to-market daily, in the form of cash and/or U.S. government obligations, in an amount at least equal to 100% of the market value of securities. As of March 31, 2015, the market value of KSCVF securities on loan was $34,254,370 and KSCVF received cash collateral for the loans of $36,269,784. KSDVF, KISVF, KSMVF, KMCVF, KMDVF, KACVF and KALVF did not have any securities on loan as of March 31, 2015.

3.	INVESTMENT ADVISORY AGREEMENTS

For each Fund, the Corporation entered into an investment advisory agreement (collectively, the “Agreements”) with the Adviser, with whom certain officers and directors of the Corporation are affiliated, to furnish investment advisory services to that Fund. Under the terms of the Agreements, KSCVF pays the Adviser a monthly fee at the annual rate of 1.00% of the Fund’s first $1 billion of average daily net assets, 0.90% for net assets greater than $1 billion but less than $4 billion, 0.80% for net assets greater than $4 billion but less than $6 billion and 0.70% in excess of $6 billion of the Fund’s average daily net assets; KISVF pays the Adviser a monthly fee at the annual rate of 1.10% of the Fund’s average daily net assets; KSDVF, KMDVF, KSMVF, KMCVF and KACVF pay the Adviser a monthly fee at the annual rate of 1.00% of each Fund’s first $350 million of average daily net assets, 0.90% for net assets greater than $350 million but less than $700 million and 0.80% in excess of $700 million of each Fund’s average daily net assets; and KALVF pays the Adviser a monthly fee at the annual rate of 1.60% of the Fund’s average daily net assets. Prior to December 1, 2014, KSDVF paid the Adviser a monthly fee at the annual rate of 1.00% of the Fund’s first $1 billion of average daily net assets, 0.90% for net assets greater than $1 billion but less than $2 billion and 0.80% in excess of $2 billion of the Fund’s average daily net assets.

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

March 31, 2015 (Unaudited)

The Adviser has selected Broadmark Asset Management, LLC (“Broadmark”) to sub-advise KALVF. For its services, Broadmark receives sub-advisory fees at the annual rate of 0.60% of KALVF’s net assets. This fee is paid by the Adviser.

John L. Keeley, Jr. owns a non-controlling, minority interest in Broadmark. In addition, Mr. Keeley is a member and manager of Broadmark, and he is involved in the oversight of Broadmark.

The Adviser has contractually agreed to waive a portion of its fees and/or reimburse expenses with respect to each Fund until January 31, 2016 (the “Expense Cap Agreement”), such that total expenses, exclusive of taxes, interest charges, dividend expenses incurred on securities that the Fund sells short, litigation expenses, other extraordinary expenses, and brokerage commissions and other charges relating to the purchase and sale of the Fund’s securities will not exceed the following amounts of average daily net assets of the respective Fund:

Fund	Class A	Class I
KSCVF	1.39%	1.14%
KSDVF*	1.29%	1.04%
KISVF	1.49%	1.24%
KSMVF	1.39%	1.14%
KMCVF	1.39%	1.14%
KMDVF*	1.29%	1.04%
KACVF	1.39%	1.14%
KALVF	1.89%	1.64%

*	Prior to December 1, 2014, the Adviser agreed to cap the Fund’s expense ratio at 1.39% for Class A and 1.14% for Class I shares.

Any reimbursements or fee waivers made by the Adviser to a Fund are subject to repayment by the Fund, to the extent that the Fund is able to make the repayment within its Expense Cap Agreement. Under the Expense Cap Agreement, such recoupments must be made within three years following the fiscal year in which the Adviser reduced its compensation and/or assumed expenses for the applicable Fund. The Adviser did not recoup any fees previously waived or reimbursed under the Expense Cap Agreement over the period from October 1, 2014 to March 31, 2015. The table below indicates the amount of fees that the Adviser may recoup:

	Recovery Expiring on:
Fund	9/30/15	9/30/16	9/30/17
KSCVF	N/A	N/A	N/A
KSDVF	$79,248	$89,477	$66,820
KISVF	N/A	N/A	N/A
KSMVF	87,481	92,614	79,119
KMCVF	74,565	77,036	62,229
KMDVF	108,882	81,988	57,540
KACVF	66,726	64,880	53,851
KALVF	114,766	115,231	116,199

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

March 31, 2015 (Unaudited)

4.	DISTRIBUTION AND SHAREHOLDER SERVICING PLANS

The Corporation has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act for the Funds’ Class A shares. The Plan is designed to reimburse Keeley Investment Corp. (the “Distributor”), with whom certain officers and directors of the Corporation are affiliated, for certain promotional and other sales related costs and to permit the Corporation to compensate other dealers of its shares. Unreimbursed amounts may be carried forward and paid in a subsequent year, to the extent that total expenses under the Plan do not exceed 0.25% of the average daily net assets of a Fund. Each Fund paid the Distributor and each dealer a monthly fee at the annual rate of 0.25% of the average daily net assets of Fund shares beneficially owned by the Distributor’s and each dealer’s existing brokerage clients. The Plan may be continued in effect from year to year if such continuance is approved annually by the Board of Directors of the Corporation, including the vote of a majority of the Independent Directors. For the period from October 1, 2014 to March 31, 2015, KSCVF – Class A expensed $1,861,253 in distribution fees, of which $96,347 was paid to the Distributor; KSDVF – Class A expensed $68,008 in distribution fees, of which $11,931 was paid to the Distributor; KSMVF – Class A expensed $135,207 in distribution fees, of which $21,361 was paid to the Distributor; KMCVF – Class A expensed $61,051 in distribution fees, of which $36,881 was paid to the Distributor; KMDVF – Class A expensed $13,030 in distribution fees, of which $11,315 was paid to the Distributor; KACVF – Class A expensed $81,000 in distribution fees, of which $45,832 was paid to the Distributor; and KALVF – Class A expensed $20,278 in distribution fees, of which $14,788 was paid to the Distributor. For the period from December 31, 2014 (the Fund’s inception) to March 31, 2015, KISVF – Class A expensed $42 in distribution fees, of which $42 was paid to the Distributor.

The Corporation has adopted a Shareholder Servicing Agreement (the “Shareholder Servicing Agreement”) for all of its Funds and their Classes. The Corporation has retained the Distributor to serve as the shareholder servicing agent for the Funds pursuant to a Shareholder Servicing Agreement. Under the Shareholder Servicing Agreement, the Corporation will pay the Distributor a monthly fee calculated at an annual rate of 0.05% of each Fund’s average daily net assets for providing support services to investors who beneficially own shares of a Fund. The Shareholder Servicing Agreement may be continued in effect from year to year if such continuance is approved annually by the Board of Directors of the Corporation, including the vote of a majority of the Independent Directors. For the period from October 1, 2014 to March 31, 2015, the Distributor received $627,478, $38,108, $72,937, $20,352, $7,990, $30,278 and $7,454 from KSCVF, KSDVF, KSMVF, KMCVF, KMDVF, KACVF, and KALVF, respectively. For the period since KISVF’s inception (December 31, 2014) to March 31, 2015, the Distributor received $388 from KISVF.

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

March 31, 2015 (Unaudited)

5.	INVESTMENT TRANSACTIONS

The aggregate cost of purchases and proceeds from sales of securities, excluding short-term investments, for the period from October 1, 2014 to March 31, 2015 were as follows:

	Other Investment Securities
Fund	Purchases	Sales
KSCVF	$444,146,657	$684,592,643
KSDVF	17,507,856	30,971,304
KISVF*	3,993,724	365,671
KSMVF	32,991,596	42,880,571
KMCVF	8,997,101	16,572,947
KMDVF	4,740,453	3,933,282
KACVF	30,583,235	39,607,658
KALVF	4,552,609	15,085,903

*	For the period December 31, 2014 to March 31, 2015.

The Funds did not engage in any transactions in U.S. Government Securities during the period from October 1, 2014 to March 31, 2015.

For the period from October 1, 2014 to March 31, 2015, KSCVF, KSDVF, KSMVF, KMCVF, KMDVF, KACVF, and KALVF paid $1,319,331, $80,084, $109,025, $29,960, $8,729, $77,161 and $25,009, respectively, in brokerage commissions on trades of securities to the Distributor. For the period since KISVF’s inception (December 31, 2014) to March 31, 2015, KISVF did not pay any brokerage commissions to the Distributor.

6.	FEDERAL INCOME TAX INFORMATION

At September 30, 2014, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

	KSCVF	KSDVF	KSMVF	KMCVF
Tax Cost of Investments	$2,094,913,726	$134,006,791	$237,381,554	$60,066,571

Gross Unrealized Appreciation	$599,677,782	$22,455,014	$70,535,944	$28,680,427
Gross Unrealized Depreciation	(96,137,186)	(5,554,685)	(11,626,444)	(2,704,739)

Net Unrealized Appreciation/ (Depreciation) on Investments	$503,540,596	$16,900,329	$58,909,500	$25,975,688

	KMDVF	KACVF	KALVF
Tax Cost of Investments	$22,676,834	$90,860,604	$25,600,776

Gross Unrealized Appreciation	$8,276,714	$38,004,347	$8,757,277
Gross Unrealized Depreciation	(305,985)	(2,295,192)	(1,334,913)

Net Unrealized Appreciation/ (Depreciation) on Investments	$7,970,729	$35,709,155	$7,422,364

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

March 31, 2015 (Unaudited)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences resulting from wash sale transactions during the year and due to the securities that were originally transferred in-kind for KSDVF and KALVF.

KISVF commenced operations on December 31, 2014, therefore the following September 30, 2014 tax information is not applicable for this Fund.

At September 30, 2014, KSCVF, KSDVF, KSMVF, KMCVF, KMDVF, KACVF and KALVF had net Post-October realized capital losses of $0, $0, $0, $0, $0, $0 and $0 respectively, and late year ordinary losses of $0, $0, $0, $0, $0, $0 and $158,856 respectively, from transactions between November 1, 2013 and September 30, 2014.

At September 30, 2014, the accumulated capital loss carryforwards for federal income tax purposes were:

	Capital losses expiring:
Fund	2017	2018	Indefinite ST	Indefinite LT
KSCVF	—	$7,806,666	—	—
KSDVF	—	—	—	—
KSMVF	—	—	—	—
KMCVF	—	$34,850,417	—	—
KMDVF	—	—	—	—
KACVF	—	$7,279,744	—	—
KALVF	—	—	—	—

To the extent that a Fund may realize future net capital gains, those gains will be offset by any of their unused respective capital loss carryforwards. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred during fiscal years after 2010 are carried forward indefinitely and retain the character of the original loss. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment.

The tax character of distributions paid during the fiscal years ended September 30, 2014 and 2013 were as follows:

	Ordinary Income		Long-term Capital Gains
Fund	2014	2013	2014	2013
KSCVF	$12,005,346	$8,343,804	—	—
KSDVF	$3,037,359	$2,130,428	$4,587,734	$1,505,808
KSMVF	$7,769,530	$1,450,267	$24,019,128	$1,021,613
KMCVF	$30,616	$96,124	—	—
KMDVF	$479,363	$278,659	$139,253	—
KACVF	$209,847	$341,214	—	—
KALVF	—	—	—	—

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

March 31, 2015 (Unaudited)

As of September 30, 2014, the components of accumulated earnings on a tax basis were as follows:

	KSCVF	KSDVF	KSMVF	KMCVF
Accumulated Capital and Other Gains/(Losses)	$(8,244,827)	$(10,128)	$(24,376)	$(34,859,473)
Undistributed Ordinary Income	279,323	98,683	2,411,499	597,739
Undistributed Long-Term Gain	—	7,583,117	27,805,368	—
Unrealized Appreciation/ (Depreciation) on Investments	$503,540,596	$16,900,329	$58,909,500	$25,975,688

Total Accumulated Gain/(Loss)	$495,575,092	$24,572,001	$89,101,991	$(8,286,046)

	KMDVF	KACVF	KALVF
Accumulated Capital and Other Gains/(Losses)	$(1,542)	$(7,292,359)	$672,852
Undistributed Ordinary Income	133,117	264,505	—
Undistributed Long-Term Gain	376,201	—	1,887,600
Unrealized Appreciation/ (Depreciation) on Investments	$7,970,729	$35,709,155	$7,422,364

Total Accumulated Gain/(Loss)	$8,478,505	$28,681,301	$9,982,816

7.	OFFERING PRICE PER SHARE

The public offering price for Class A shares is the net asset value plus a sales charge, which varies in accordance with the amount of the purchase up to a maximum of 4.50%. The public offering price for Class I shares is the net asset value.

The Distributor retains the entire sales charge when it makes sales directly to the public. Otherwise, when sales are made through dealers, the Distributor receives a portion of the related sales charge. For the period from October 1, 2014 to March 31, 2015, the Distributor earned $34,651, $6,662, $6,928, $293, $1,890, $1,872 and $10 of the sales charges on behalf of KSCVF, KSDVF, KSMVF, KMCVF, KMDVF, KACVF and KALVF, respectively. For the period since KISVF’s inception (December 31, 2014) to March 31, 2015, the Distributor earned $21 of sales charges on behalf of KISVF. Sales charges are not an expense of the Funds and are not reflected in the financial statements of the Funds.

8.	LINE OF CREDIT ARRANGEMENTS

The Corporation is a party to a $300 million unsecured umbrella line of credit agreement with U.S. Bank, N.A., expiring on March 1, 2016. The Funds may borrow up to the lesser of (a) $300 million in aggregate or (b) 10% of the net assets of the borrowing Fund. Interest is charged on borrowings at the prevailing Prime Rate. The Funds have borrowed under this agreement from time to time to increase the efficiency of cash flow management. For the period from October 1, 2014 to March 31, 2015, KSCVF, KSDVF, KSMVF, KMCVF,

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

March 31, 2015 (Unaudited)

KMDVF, KACVF and KALVF had average daily borrowings of $2,737,654, $16,588, $92,368, $25,868, $0, $11,341 and $161,665, respectively, with an average borrowing rate of 3.25%. For the period from October 1, 2014 to March 31, 2015, KSCVF, KSDVF, KSMVF, KMCVF, KMDVF, KACVF and KALVF had a maximum daily borrowing of $25,685,000, $934,000, $2,145,000, $1,154,000, $0, $588,000 and $2,506,000, respectively. For the period since KISVF’s inception (December 31, 2014) to March 31, 2015, KISVF had average daily borrowings of $0 and a maximum daily borrowing of $0.

9.	TRANSACTIONS WITH AFFILIATES

The following issuers are affiliated with KSCVF; that is, KSCVF held 5% or more of the outstanding voting securities of the issuer during the period from October 1, 2014 through March 31, 2015. As defined in Section (2)(a)(3) of the 1940 Act, such affiliated issuers are:

Issuer Name	Share Balance At October 1, 2014	Additions	Reductions	Share Balance At March 31, 2015	Dividend Income	Value At March 31, 2015	Cost	Realized Gains/ (Loss)
Carrols Restaurant Group, Inc.	3,281,021	—	(789,800)	2,491,221	$—	$20,652,222	$14,847,633	$953,258
Denny’s Corp. (1)	4,743,850	—	(2,306,019)	2,437,831	—	27,791,273	9,314,376	11,571,545
Gamco Investors, Inc.	350,500	—	(14,750)	335,750	136,240	26,359,733	11,891,523	422,700
L.B. Foster Co.	600,000	3,000	(5,000)	598,000	48,120	28,393,040	13,374,970	57,726
Carriage Services, Inc.	1,414,476	—	(176,000)	1,238,476	70,724	29,562,422	25,566,722	420,646

					$255,084	$132,758,690	$74,995,224	$13,425,875

(1)	Issuer was not an affiliate as of March 31, 2015

10.	OWNERSHIP BY AFFILIATED PARTIES

As of March 31, 2015, one affiliated director of the Funds beneficially owned shares of the following Funds as set forth below:

	KSCVF		KSDVF		KISVF	KSMVF
	CLASS A	CLASS I	CLASS A	CLASS I	CLASS I	CLASS A	CLASS I
Shares	775,653	123,423	287,608	1,369,086	245,036	839,717	1,293,739

Percent of total outstanding shares	2.12%	0.47%	9.75%	23.13%	65.55%	11.07%	9.94%

	KMCVF		KMDVF		KACVF		KALVF
	CLASS A	CLASS I	CLASS A	CLASS I	CLASS A	CLASS I	CLASS A	CLASS I
Shares	1,323,893	1,154,412	322,427	216,970	1,244,301	1,150,587	878,586	732,080

Percent of total outstanding shares	43.15%	58.56%	54.10%	17.14%	35.93%	39.61%	61.71%	63.96%

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

March 31, 2015 (Unaudited)

11.	DEFERRED COMPENSATION PLAN

A deferred compensation plan (the “Plan”) is available to the Independent Directors on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on the theoretical investments of deferred amounts, on the normal payment dates, in all the Funds available from the Corporation as designated by the participating Directors. Changes in the value of participants’ deferral accounts are allocated pro rata among all Funds based on average net assets and are shown as change in net unrealized appreciation/(depreciation) on non-interested Directors’ deferred compensation on the Statement of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are included in other accrued expenses on the Statement of Assets and Liabilities. Appreciation/(depreciation) on the participants’ deferred compensation is reflected on the Statement of Assets and Liabilities.

12.	NEW ACCOUNTING PRONOUNCEMENT

In June 2014, the Financial Accounting Standard Board issued ASU No. 2014-11 “Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures.” ASU No. 2014-11 makes limited changes to the accounting for repurchase agreements, clarifies when repurchase agreements and securities lending transactions should be accounted for as secured borrowings, and requires additional disclosures regarding these types of transactions. The guidance is effective for fiscal years beginning on or after December 15, 2014, and for interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Funds’ financial statement disclosures.

APPROVAL OF CONTINUATION OF INVESTMENT ADVISORY AGREEMENTS

Keeley Small Cap Value Fund

Keeley Small Cap Dividend Value Fund

Keeley Small-Mid Cap Value Fund

Keeley Mid Cap Value Fund

Keeley Mid Cap Dividend Value Fund

Keeley All Cap Value Fund

Keeley Alternative Value Fund

At a meeting of the Board of Directors (the “Board”) of the Keeley Funds, Inc. (the “Corporation”) held on November 20, 2014, the Directors, including all of the Directors who are not “interested persons” (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) (the “Independent Directors”) voting separately thereof, unanimously approved the continuation through November 30, 2015, of the investment advisory agreements (each, an “Agreement,” and collectively, the “Agreements”) between the Corporation and Keeley Asset Management Corp. (the “Adviser”), with respect to the Keeley Small Cap Value Fund (“KSCVF”), the Keeley Small Cap Dividend Value Fund (“KSDVF”), the Keeley Small-Mid Cap Value Fund (“KSMVF”), the Keeley Mid Cap Value Fund (“KMCVF”), the Keeley Mid Cap Dividend Value Fund (“KMDVF”), the Keeley All Cap Value Fund (“KACVF”) and the Keeley Alternative Value Fund (“KALVF”), each a series of the Corporation (each, a “Fund,” and collectively, the “Funds”). At the same meeting, the Directors, including all of the Independent Directors voting separately thereof, unanimously approved the continuation through November 30, 2015, of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) by and among Broadmark Asset Management, LLC (“Broadmark”), the Adviser and the Corporation, for Broadmark to continue to serve as investment sub-adviser to KALVF.

The Board’s Independent Directors were assisted in their review by independent legal counsel and they met with such counsel on multiple occasions separately from the interested Director and representatives of the Adviser and Broadmark. Independent legal counsel provided the Board with a memorandum that discussed the various factors that the Board should consider as part of its consideration of whether to approve the continuation of the Agreements and the Sub-Advisory Agreement, including, among other things, the nature, extent and quality of the services provided by the Adviser and Broadmark, the profitability (including any fall-out benefits) from the Adviser’s relationships with the Funds and Broadmark’s relationship with KALVF, economies of scale, the role played by the Independent Directors and information on comparative fees and performance. The Board also considered the written responses and associated materials that the Adviser and Broadmark had produced in response to the due diligence request for information that counsel to the Independent Directors had submitted to each of the Adviser and Broadmark in advance of the meeting. Included in the Adviser’s response was a Fund-by-Fund analysis of the Adviser’s profitability, accompanied by the Adviser’s explanation of the methodology it had used to calculate such profitability. In addition to the extensive information provided by Broadmark and the Adviser in response to the request from counsel on behalf of the Independent Directors, the Board received comparative information about the fees that the Adviser charges to its institutional accounts in the same asset class as the corresponding Fund. The Board also received materials on comparative performance and expenses from Lipper, Inc. (“Lipper”), an independent third-party provider of mutual fund data, for each Fund.

Previously, the Board and the Independent Directors had extensively reviewed all of these materials and then met to discuss them at a special meeting of the Board held on October 16, 2014. At that meeting, the Independent Directors thoroughly discussed all of the materials among themselves and with their independent legal counsel, and they also had the opportunity to ask questions of, and request additional information from, the Adviser and Broadmark. In its deliberations, the Board did not identify any single factor that alone was responsible for the Board’s decision to approve the continuation of each of the Agreements and the Sub-Advisory Agreement. However, the material factors and conclusions that formed the basis for the Board’s determination to approve the continuation of the Agreements and the Sub-Advisory Agreement are discussed separately below.

Nature, Extent and Quality of Services Provided

The Board considered the overall services that the Adviser had provided to the Funds and that Broadmark had provided to KALVF, including the Adviser’s and Broadmark’s respective personnel, performance, compliance program, availability of their personnel to provide information and other services. The Board considered that at each regularly scheduled quarterly meeting throughout the year, the Board examines the overall services that the Adviser provides to the Funds, and that the Sub-Adviser provides to KALVF. The Board noted that there were no changes to the Adviser’s or Broadmark’s key investment personnel during the past year. It also considered the Adviser’s assertion that management was satisfied with the size of its marketing, sales and analytical staffs. The Board also considered the extent of the Adviser’s oversight of Broadmark with respect to Broadmark’s investment activities on behalf of KALVF. After consideration, the Board concluded that the nature, extent and quality of services provided by both the Adviser and Broadmark were acceptable and consistent with industry norms.

Comparative Fees, Performance and Profitability

The Board reviewed the fees and performance of each Fund, as well as the costs for the services that the Adviser had provided to each Fund and that Broadmark had provided to KALVF during the year. Specifically, the Board examined the investment performance of each Fund relative to its respective benchmark index and group of peer funds, as determined by Lipper. The Board extensively compared each Fund’s performance against its respective Lipper peers and benchmark index for the one-, three-, five- and ten-year periods, as available. The Board noted that KSCVF, KMCVF and KMDVF outperformed their respective peer group medians for the one-year period. The Board also considered the fact that KSMVF and KACVF had demonstrated outperformance over longer periods. The Board considered the underperformance of each of KSDVF and KALVF for the one-year and three-year periods, and also reviewed each Fund’s performance as compared to its respective benchmark index. The Board took into account the Adviser’s assertions about how the Adviser is working to improve the performance of those Funds and the Board concluded that it would continue to closely monitor each Funds’ performance.

The Board also considered the expenses of each Fund, the expense ratio of each Fund and the Adviser’s expense limitation agreement commitments, all in light of the services that the Adviser provides to the Funds and that Broadmark provides to KALVF. The Board compared each Fund’s expenses against those of its Lipper peers and against the fees that the Adviser charges to its institutional clients in the same asset class, and the Board considered the reasons for the differences in those fees. The Board also considered that the sub-advisory fees that Broadmark charges to KALVF are comparable to the sub-advisory fees that Broadmark charges to its institutional clients. The Board also discussed the efficacy of the Funds’ expense caps in reducing the expenses of the Funds. In its discussion, the Board considered that the Adviser: (i) previously had capped total expenses through January 31, 2015 for all the Funds (except KALVF) so that total expenses would not exceed 1.14% and 1.39% for Class I shares and Class A shares, respectively; and (ii) previously had capped total expenses through January 31, 2015 for KALVF so that total expenses would not exceed 1.64% and 1.89% for Class I shares and Class A shares, respectively. The Board then considered that the Adviser was proposing: (i) to extend the term for the existing expense cap reimbursement agreement for all the Funds through January 31, 2016; and (ii) to reduce the expense caps of each of KSDVF and KMDVF by 10 basis points effective December 1, 2014, such that the total expenses of those two Funds would not exceed 1.04% and 1.29% for Class I shares and Class A shares, respectively. The Board took into account that the Adviser continues to absorb the Funds’ expenses above the existing expense caps.

The Board discussed the Adviser’s pre-tax profitability on a Fund-by-Fund basis, including the methodology by which the profitability of the Adviser was calculated, and also discussed the profitability of Broadmark.

After considering all of that information regarding the Funds’ performance, fees and profitability, the Board concluded that the performance and fees for each Fund, as well as the sub-advisory fees for KALVF, were acceptable in light of the services provided.

Fall-Out Benefits

The Board considered the possible fall-out benefits that the Adviser and its affiliate receive for serving the Funds, including the fees that the Adviser’s affiliate receives for executing transactions for the Funds. The Board also considered any possible fall-out benefits that Broadmark receives as a result of serving as the investment sub-adviser to KALVF. After consideration, the Board decided that the additional direct or indirect fall-out benefits that the Adviser, its affiliate and Broadmark receive were not of a sufficient nature that would disqualify the Adviser or Broadmark from continuing in their current roles.

Economies of Scale

The Board further considered information regarding the Adviser’s costs in serving as the Funds’ investment adviser, including whether the Adviser may realize economies of scale in managing the Funds. The Board noted that each of KSCVF, KSMVF, KSDVF, KMCVF, KMDVF and KACVF have existing advisory fee breakpoints, which are intended to share with those Funds’ shareholders economies of scale that may arise as those Funds’ assets grow. It also considered that the

Adviser was proposing to amend the breakpoint schedule for KSDVF, so that the Fund would achieve breakpoints in its advisory fee at lower asset levels. The Board considered that KSDVF’s proposed breakpoint schedule was identical to those of KMDVF, KSMVF, KMCVF and KACVF. The Board also reviewed the existing fee breakpoints for the competitors of KSDVF and considered the Adviser’s assertion that the proposed fee breakpoints for KSDVF were competitive in the industry and would allow that Fund’s shareholders to participate in economies of scale sooner than would have been possible under the existing fee schedule.

Based upon this discussion, the Board concluded that those Funds’ shareholders would benefit from economies of scale as the assets in those Funds grow.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Keeley International Small Cap Value Fund

At the meeting of the Board of Directors (the “Board”) of the Keeley Funds, Inc. (the “Corporation”) held on November 20, 2014, the Directors, including all of the Directors who are not “interested persons” (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) (the “Independent Directors”) voting separately thereof, unanimously approved an investment advisory agreement (the “Agreement”) between the Corporation and Keeley Asset Management Corp. (the “Adviser”) with respect to the newly established Keeley International Small Cap Value Fund (the “KISVF” or the “Fund”), a series of the Corporation.

The Board’s Independent Directors were assisted in their review by independent legal counsel and met with such counsel separately from representatives of the Adviser to consider whether to approve the Agreement. Independent legal counsel had provided the Board with a memorandum that discussed the various factors that the Board should consider as part of its consideration of whether to approve the Agreement, including, among other things, the nature, quality and extent of the services that the Adviser proposed to provide the Fund, the projected profitability (including any fall-out benefits) from the Adviser’s relationships with KISVF, any opportunities for economies of scale, the role played by the Independent Directors and comparative information on proposed fees and expenses.

The Board also considered the materials that the Adviser had prepared in advance of the meeting. Included in those responses was comparative information about the fees that the Adviser had proposed to charge the Fund, as well as data regarding the expenses of other comparable international small- and mid-cap value funds.

At that meeting, the Independent Directors discussed all these materials among themselves and with their independent legal counsel and had the opportunity to ask questions of, and request additional information from, the Adviser. In its deliberations, the Board did not identify any single factor that alone was responsible for the Board’s decision to approve the Agreement. However, the material factors and conclusions that formed the basis for the Board’s determination to approve the Agreement are discussed separately below.

Nature, Quality and Extent of Services Proposed to be Provided

The Board noted the overall services that the Adviser currently provides to other series of the Corporation, and that it proposed to provide to KISVF, including the Adviser’s personnel, performance, compliance with laws, availability of the Adviser’s personnel to provide information, and the other services that the Adviser would provide to KISVF. The Board concluded that, in light of the services that the Adviser provides to the other series of the Corporation, the nature, quality and extent of the services that the Adviser proposes to provide to the Fund would be acceptable and consistent with industry norms.

Proposed Fees

The Board considered the proposed fee structure for KISVF. The Board considered that the Adviser was proposing to enter into an expense cap and reimbursement agreement for KISVF, the result of which would cap expenses at 1.49% for the Fund’s Class A Shares and 1.29% for Class I Shares. The Board reviewed this information against data on comparable fund peers. The Board did not take into account the Adviser’s projected profitability because KISVF had not yet commenced operations. The Board also did not examine KISVF’s performance because KISVF had not yet commenced operations. The Board concluded that the proposed fees were acceptable in light of the services proposed to be provided.

Possible Fall-Out Benefits

The Board discussed possible fall-out benefits that the Adviser and its affiliate may receive for serving the Fund. The Board decided that the anticipated fall-out benefits were acceptable.

Economies of Scale

The Board discussed the Adviser’s proposed expense cap and expense reimbursements, as well as the possibility of implementing fee breakpoints for KISVF in the future. Based upon this discussion, the Board concluded that the expected asset size of KISVF at the commencement of its operations did not warrant a discussion on fee breakpoints at the current time, but noted that it would monitor this matter as the assets of the Fund increase.

PRIVACY STATEMENT

Protecting your personal information is an important priority for us. The Funds’ privacy policy is designed to support this objective. We collect nonpublic personal information about you from the following sources:

•	Information we receive from you on applications or on other forms; correspondence or conversations, such as your name, address, social security number, assets, income and date of birth.

•	Information about your transactions with us, our affiliates or others, such as your account numbers and balances, transaction history, parties to transactions, cost basis information and other financial information.

The Funds restrict access to your nonpublic information by maintaining physical, electronic and procedural safeguards.

The Funds do not disclose any nonpublic information about their current or former consumers or customers to nonaffiliated third parties, except as permitted by law. For example, if you maintain a brokerage account with Keeley Investment Corp., the Funds disclose information that they collect to National Financial Services, LLC (a clearing broker) in connection with its services in maintaining accounts and clearing transactions, and to affiliated companies of the Funds, including: Keeley Asset Management Corp., KEELEY Funds, Inc. and their service providers.

Keeley Investment Corp. is the Distributor and Keeley Asset Management Corp. is the Investment Adviser for the Keeley Funds. We may share your nonpublic information with affiliates who require such information to provide products or services to you. You may request that we not share your nonpublic information with our affiliates for use by them in marketing products or services to you by calling us toll-free at 1-888-933-5391. We will honor your choice until you tell us otherwise. If you have a joint account, your instruction will be applied to all account holders on that account.

Proxy Voting Policies and Procedure

You may obtain a description of KEELEY Funds’ proxy voting policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities, without charge, upon request by calling 800.933.5391. This information also is included in KEELEY Funds’ statement of additional information (“SAI”), which is available on the Funds’ website at www.keeleyfunds.com and the Securities and Exchange Commission’s website at www.sec.gov.

Information relating to how each KEELEY Fund voted proxies relating to portfolio securities held during the 12-month period ended June 30, 2014 is available on the Funds’ website at www.keeleyfunds.com and the Securities and Exchange Commission’s website at www.sec.gov.

Information About Portfolio Securities

The Corporation filed a complete schedule of portfolio holdings with the Securities and Exchange Commission for the quarters ending December 31, 2014 and June 30, 2014 (the first and third quarters of the Funds’ fiscal year) on Form N-Q. The Corporation's Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. You also may review and copy those documents by visiting the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 800.SEC.0330.

Household Delivery of Shareholder Documents

To reduce expenses, the Funds may mail only one copy of the Funds’ prospectus, SAI and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Funds at 888.933.5391 or contact your financial institution. You will begin receiving individual copies thirty days after receiving your request.

Electronic Delivery of Shareholder Documents

You may choose to receive the KEELEY Funds’ prospectus and annual and semi-annual reports electronically. To sign up for electronic delivery, visit www.icsdelivery.com and select the first letter of your brokerage firm’s name. Then, select your brokerage institution from the list that follows, fill out the appropriate information and provide an e-mail address where you would like your information sent. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

(This page is intentionally left blank.)

Investment Adviser

KAMCO

KEELEY ASSET MANAGEMENT CORP.

Chicago, Illinois

Distributor

KEELEY INVESTMENT CORP.

KEELEY INVESTMENT CORP.

Chicago, Illinois

Custodian

U.S. BANK, N.A.

Milwaukee, Wisconsin

888-933-5391

Transfer Agent and Dividend Disbursing Agent

U.S. BANCORP FUND SERVICES, LLC

Milwaukee, Wisconsin

888-933-5391

Independent Registered Public Accounting Firm

PRICEWATERHOUSECOOPERS LLP

Milwaukee, Wisconsin

Counsel

K&L Gates LLP

Chicago, Illinois

Performance information quoted represents past performance and does not guarantee future results. The investment return and principal value of shares will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than its original cost. This material may only be used when preceded or accompanied by each Fund’s prospectus.

111 West Jackson Boulevard•Suite 810•Chicago•Illinois•60604

(312) 786-5050•(800) 533-5344•FAX (312) 786-5003

www.keeleyfunds.com

Keeley Funds, Inc.: SEC file number 811-21761

Item 2.	Code of Ethics.

Not applicable for semi-annual reports.

Item 3.	Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4.	Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6.	Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant has not adopted any procedure by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.	Controls and Procedures.

(a)	The registrant’s president and treasurer have concluded, based on an evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) as of a date within 90 days prior to the filing date of this Form N-CSR, that the disclosure controls are effectively designed to ensure that information required to be disclosed by the registrant in this Form N-CSR is recorded, processed, summarized and reported by the filing date, including ensuring that information required to be disclosed in this Form N-CSR is accumulated and communicated to the registrant’s management, including the registrant’s president and treasurer, as appropriate, to allow timely decisions regarding required disclosure.

(b)	There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	(1)	Not Applicable for semi-annual reporting.

(2)	A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3)	Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Keeley Funds, Inc.

By (Signature and Title)*	/s/ Kevin Keeley
Kevin Keeley, President

Date 6/9/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Kevin Keeley
Kevin Keeley, President

Date 6/9/2015

By (Signature and Title)*	/s/ Robert Kurinsky
Robert Kurinsky, Treasurer

Date 6/9/2015

*	Print the name and title of each signing officer under his or her signature.